PROSPECTUS

MAY 1, 2003
FLEXIBLE PREMIUM INDIVIDUAL VARIABLE UNIVERSAL LIFE INSURANCE POLICY
AND
FLEXIBLE PREMIUM LAST SURVIVOR VARIABLE UNIVERSAL LIFE INSURANCE POLICY


ISSUED BY
TIAA-CREF LIFE SEPARATE ACCOUNT VLI-I
AND
TIAA-CREF LIFE INSURANCE COMPANY

[TIAA CREF LOGO]

This prospectus describes a flexible premium variable universal life insurance policy (the "Policy") issued by TIAA-CREF Life Insurance Company (the "Company"). We issue the policy on either a single life or last survivor basis. If you purchase the Policy on a single life basis, we will pay the Death Benefit Proceeds upon the death of the Insured. If you purchase the Policy on a last survivor basis, we will pay the Death Benefit Proceeds only upon the death of the Last Insured.

The Policy is a long-term investment designed to provide significant life insurance benefits for the Insured(s). This prospectus provides information that a prospective Owner should know before investing in the Policy. You should consider the Policy in conjunction with other insurance you own. It may not be advantageous to replace existing insurance with the Policy, or to finance the purchase of the Policy through a loan or through withdrawals from another policy.

You can allocate your Policy's values to:

- the Fixed-Rate Account, which credits a specified rate of interest; or

- TIAA-CREF Life Separate Account VLI-1 (the "Separate Account"), which invests in the following Portfolios of the TIAA-CREF Life Funds:

    - Stock Index Fund

    - Growth Equity Fund

    - Growth and Income Fund

    - International Equity Fund

    - Social Choice Equity Fund

Note that the attached prospectus for the TIAA-CREF Life Funds provides information for portfolios that are not available through the Policies. When you consult the attached prospectus, you should be careful to refer only to the information regarding the Portfolios listed above.

A prospectus for these Portfolios must accompany this prospectus. Please read these documents carefully before investing and save them for future reference.

PLEASE NOTE THAT THE POLICY AND THE PORTFOLIOS:

- ARE NOT GUARANTEED TO ACHIEVE THEIR GOALS;

- ARE NOT FEDERALLY INSURED;

- ARE NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY; AND

- ARE SUBJECT TO RISKS, INCLUDING LOSS OF THE AMOUNT INVESTED.

 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 TABLE OF CONTENTS

POLICY BENEFITS AND RISKS SUMMARY...........................    4
     Policy Benefits........................................    4
     Policy Risks...........................................    6
     Portfolio Risks........................................    7

FEE TABLE...................................................    8

THE POLICY..................................................   15
     Purchasing a Policy....................................   15
     Replacing Existing Insurance...........................   15
     When Insurance Coverage Takes Effect...................   15
     Right To Cancel........................................   15
     Ownership and Beneficiary Rights.......................   16
     Modifying The Policy...................................   16

PREMIUMS....................................................   16
     Premium Limitations....................................   17
     Allocating Premiums....................................   19
     Delay in Allocations...................................   19

POLICY VALUES...............................................   19
     Policy Value...........................................   19
     Cash Surrender Value...................................   20
     Investment Account Value...............................   20
     Unit Value.............................................   21
     Fixed-Rate Account Value...............................   21

DEATH BENEFIT...............................................   21
     Death Benefit Proceeds.................................   21
     Death Benefit Options..................................   22
     Changing Death Benefit Options.........................   23
     Accelerated Death Benefit..............................   24
     Changing The Face Amount...............................   25
     Payment Methods........................................   26

SURRENDERS AND PARTIAL WITHDRAWALS..........................   26
     Surrenders.............................................   26
     Partial Withdrawals....................................   27

TRANSFERS...................................................   27
     Dollar Cost Averaging..................................   28
     Option to Exchange this Policy for a Paid-Up Life
      Insurance Policy......................................   29

LOANS.......................................................   29
     Loan Conditions........................................   30
     Effect of Policy Loans.................................   31

TELEPHONE AND INTERNET REQUESTS.............................   31

 2  PROSPECTUS TIAA Variable Universal Life

POLICY LAPSE AND REINSTATEMENT..............................   32
     Lapse..................................................   32
     Reinstatement..........................................   32

THE COMPANY AND THE FIXED-RATE ACCOUNT......................   33
     TIAA-CREF Life Insurance Company.......................   33
     The Fixed-Rate Account.................................   33

THE SEPARATE ACCOUNT AND THE PORTFOLIOS.....................   34
     The Separate Account...................................   34
     The Portfolios.........................................   34
     Changes To The Separate Account........................   35
     Voting Portfolio Shares................................   37

CHARGES AND DEDUCTIONS......................................   37
     Premium Expense Charge.................................   38
     Monthly Charge.........................................   38
     Surrender Charges......................................   42
     Daily Charges..........................................   42
     Transfer Charge........................................   42
     Accelerated Death Benefit Fee..........................   43
     Loan Interest Charge...................................   43
     Portfolio Expenses.....................................   43

FEDERAL TAX CONSIDERATIONS..................................   43
     Tax Treatment of Policy Benefits.......................   44
     Our Income Taxes.......................................   48

RIDERS......................................................   48

SALE OF THE POLICY..........................................   50

ADDITIONAL INFORMATION......................................   50
     State Variations.......................................   50
     Performance Data.......................................   50
     Legal Proceedings......................................   50
     Financial Statements...................................   51

GLOSSARY....................................................   52

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS.......   56

                                     TIAA Variable Universal Life PROSPECTUS   3

POLICY BENEFITS AND RISKS SUMMARY

The Policy is a flexible premium variable universal life insurance policy. The Policy may be issued on either a single life or last survivor basis. The Policy offers a choice of investments and an opportunity for Policy Value and death benefit to grow based on the investment results of the Investment Options. The Policy Value and death benefit may go up or down on any day depending on the investment results of the Investment Option you select, the Premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE THAT POLICY VALUES WILL INCREASE. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy's benefits and other provisions in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

POLICY BENEFITS

DEATH BENEFIT

- DEATH BENEFIT PROCEEDS. We pay Death Benefit Proceeds to the Beneficiary upon receipt at our Administrative Office of satisfactory proof of death of the Insured on a single life Policy or both Insureds on a last survivor Policy. The Death Benefit Proceeds equal the death benefit and any additional insurance provided by Riders less: (a) any Outstanding Loan Amounts and (b) any unpaid Monthly Charges.

- DEATH BENEFIT OPTIONS. You may choose between two death benefit options under the Policy. After the first Policy Year, you may change death benefit options while the Policy is in force. We calculate the death benefit under each death benefit option as of the date of death of the Insured on a single life Policy or the Last Insured on a last survivor Policy. A CHANGE IN DEATH BENEFIT OPTION MAY HAVE TAX CONSEQUENCES.

  - DEATH BENEFIT OPTION 1 is equal to the greater of:

    - the Face Amount (which is the amount of insurance you select); or

    - the minimum death benefit required under the Code.

  - DEATH BENEFIT OPTION 2 is equal to the greater of:

    - the Face Amount plus the Policy Value; or

    - the minimum death benefit required under the Code.

- CHOICE OF TAX TEST. The Code requires that the Policy's death benefit not be less than certain amounts defined in the Code. In most states, when you apply for your Policy the Guideline Premium Test will be used as the tax law test applicable to your Policy unless you specifically elect the Cash Value Accumulation Test. The Guideline Premium Test generally allows you to maintain a higher Policy Value in relation to the death benefit options and, thereby, reduce the net amount at risk under the Policy. The Cash Value Accumulation Test generally allows you to maximize your Policy Value during the earlier Policy Years because more Premiums may be paid into the Policy under this test. ONCE THE

 4  PROSPECTUS TIAA Variable Universal Life

  POLICY IS ISSUED, YOU CANNOT CHANGE THE TAX LAW TEST. YOU SHOULD CONSULT A TAX ADVISER AS TO THE SELECTION OF THE TAX LAW TEST BEFORE APPLYING FOR THE POLICY.

- CHANGING THE FACE AMOUNT. You select the Face Amount when you apply for the Policy. Subject to certain conditions, after the first Policy Year and while the Policy is in force, you may change the Face Amount. CHANGING THE FACE AMOUNT MAY HAVE TAX CONSEQUENCES.

- ACCELERATED DEATH BENEFIT. Under the Accelerated Death Benefit feature, you may receive accelerated payment of part or all of your death benefit if an Insured develops a terminal illness. AN ACCELERATION OF DEATH BENEFITS MAY HAVE TAX CONSEQUENCES.

RIGHT TO CANCEL, SURRENDERS, AND PARTIAL WITHDRAWALS

- RIGHT TO CANCEL PERIOD. When you receive your Policy, the Right to Cancel Period begins. You may return your Policy during this period and receive a refund. Some states require us to refund all payments if you return your Policy during the Right to Cancel Period.

- SURRENDERS. At any time while the Policy is in force, you may make an Acceptable Request to Surrender your Policy and receive the Cash Surrender Value. The Cash Surrender Value is equal to the Policy Value minus any Outstanding Loan Amount. A SURRENDER MAY HAVE TAX CONSEQUENCES.

- PARTIAL WITHDRAWALS. After the first Policy Year, you may make an Acceptable Request to withdraw part of the Cash Surrender Value. PARTIAL WITHDRAWALS MAY HAVE TAX CONSEQUENCES.

    - You must request at least $1,000 or the entire value in a specified Investment Option, if less.

    - If Death Benefit Option 1 is in effect, we will reduce the Initial Face Amount and any in force Face Amount increases you've asked for by the amount of the partial withdrawal in proportion to your Face Amount before the withdrawal.

    - Unless you specify otherwise, we will deduct the requested partial withdrawal from the accounts available under the Investment Options in proportion to the value in each account.

TRANSFERS AND LOANS

- TRANSFERS. You may make transfers among the various accounts available under the Investment Options. The minimum amount you may transfer from an Investment Account or the Fixed-Rate Account is the lesser of $250 or the total value in the Investment Account or Fixed-Rate Account.

- LOANS. You may take a loan (minimum $1,000) from your Policy at any time after the end of the Right to Cancel Period while the Insured is still living or, in the case of a last survivor Policy, while either Insured is still living. The maximum loan amount you may take is 90% of the Cash Surrender Value.

  You may increase your risk of Lapse if you take a loan. LOANS MAY HAVE TAX CONSEQUENCES.

    - We charge you interest on your loan at a maximum annual rate of the greater of 4% or the published monthly average for the calendar month ending 2 months before the month in which a Policy Year begins.

    - We credit interest on amounts in the Loan Account ("earned interest rate") at a minimum annual interest rate of 2% less than the charged interest rate then in effect

                                     TIAA Variable Universal Life PROSPECTUS   5
for the first 15 Policy Years, and 0.5% less than the charged interest rate then in effect thereafter. The earned interest rate will never be less than 3%.

    - You may repay all or part of your Outstanding Loan Amounts at any time while an Insured is alive and the Policy is in force.

    - We deduct any Outstanding Loan Amounts from the Policy Value upon Surrender, and from the Death Benefit Proceeds payable on the death of the Insured on a single life Policy or the Last Insured on a last survivor Policy.

POLICY RISKS

INVESTMENT RISK

If you invest your Policy Value in one or more Investment Accounts, then you will be subject to the risk that investment performance will be unfavorable and that the Policy Value will decrease. In addition, we deduct Policy fees and charges from you Policy Account Value, which can significantly reduce your Policy Account Value. During times of poor investment performances, this deduction will have an even greater impact on your Policy Account Value. You COULD lose everything you invest. If you allocate Net Premiums to the Fixed-Rate Account, then we credit your Policy Value (in the Fixed-Rate Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3%.

LONG-TERM INVESTMENT

An investment in the Policy entails a variety of fees and expenses, including a Premium Expense Charge, as described in detail under "Charges and Deductions." AS A RESULT, THE POLICY IS NOT SUITABLE AS A SHORT-TERM INVESTMENT. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to Surrender it or make a partial withdrawal in the near future. We designed the Policy to meet long-term financial goals. Partial withdrawals are not permitted during the first Policy Year.

RISK OF LAPSE

If your Cash Surrender Value is not enough to pay the Monthly Charge, your Policy may enter a Grace Period. We will notify you that the Policy will Lapse unless you make a sufficient payment during the Grace Period. Your Policy generally will not Lapse if you make a payment before the end of the Grace Period that is sufficient to make your Cash Surrender Value positive. You may reinstate a Lapsed Policy, subject to certain conditions.

TAX RISKS

We anticipate that the Policy should qualify as a life insurance contract under Federal tax law. There is less guidance, however, with respect to Policies issued on a substandard basis (i.e., an Underwriting Class involving higher than standard mortality risk) and Policies insuring two lives, and there is more uncertainty as to these contracts. Assuming that a Policy qualifies as a life insurance contract for Federal income tax purposes, you should not be deemed to be in constructive receipt of Policy Value under a Policy until there is a distribution from the Policy. Moreover, the death benefit under a Policy is excludable from the gross income of the
   6 PROSPECTUS Variable Universal Life

Beneficiary. As a result, the Beneficiary generally should not be subject to federal income tax on these proceeds.

Depending on the total amount of Premiums you pay or changes you make to the Policy, the Policy may be treated as a modified endowment contract ("MEC") under Federal tax laws. If a Policy is treated as a MEC, then Surrenders, partial withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on Surrenders, partial withdrawals, and loans taken before you reach age 59 1/2 . If the Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will not be treated as distributions unless the Policy Lapses while a loan is outstanding. Finally, distributions and loans from a Policy that is not a MEC are not subject to the 10% penalty tax. It is not clear that we can take effective action in all possible circumstances to prevent a Policy from being classified as a MEC.

The tax consequences associated with keeping a Policy in force after the Insured on a single life Policy or the younger Insured on a last survivor Policy reaches Attained Age 100 are unclear. A tax adviser should be consulted about these consequences.

SEE "FEDERAL TAX CONSIDERATIONS." YOU SHOULD CONSULT A QUALIFIED TAX ADVISER FOR ASSISTANCE IN ALL POLICY-RELATED TAX MATTERS.

LOAN RISKS

A policy loan, whether or not repaid, will affect Policy Value over time because we subtract the amount of the loan from the Investment Accounts and/or Fixed-Rate Account as collateral, and hold it in the Loan Account. This loan collateral does not participate in the investment performance of the Investment Accounts or receive any higher current interest rate credited to the Fixed-Rate Account.

We reduce the amount we pay on the death of the Insured on a single life Policy or the Last Insured on a last survivor Policy by the amount of any Outstanding Loan Amounts. A policy loan will also reduce your Cash Surrender Value and thereby increase the risk of Lapse, particularly when the investment returns of the amounts remaining in the Investment Accounts are low. Any transfers made from the Investment Accounts and/or the Fixed-Rate Account as a result of unpaid interest charges will further increase this risk.

A LOAN MAY HAVE TAX CONSEQUENCES.

PORTFOLIO RISKS

A comprehensive discussion of the risks of each Portfolio may be found in the Prospectus of the TIAA-CREF Life Funds. Please refer to the TIAA-CREF Life Funds prospectus for more information.

                                         Variable Universal Life PROSPECTUS 7

FEE TABLE

The following tables describe the fees and expenses that an Owner will pay when buying, owning, and Surrendering the Policy. Certain of these fees and charges are payable only if you choose an optional Rider. If the amount of a charge varies depending on the individual characteristics of the Owner or Insured, such as Issue Age, sex or Underwriting Class, the tables show the minimum and maximum possible charges as well as the charges for a typical Owner or Insured. These minimum, maximum and typical charges may assist you in understanding the range of possible charges as well as the charge a typical Owner or Insured may pay, but these charges may not be representative of the amount you actually pay.

The first table describes the fees and expenses that an Owner will pay at the time that he or she buys the Policy, Surrenders the Policy, or transfers Policy Value among the Investment Options.

TRANSACTION FEES

                                                            AMOUNT DEDUCTED
                                                  -----------------------------------
                                                       MAXIMUM
CHARGE                  WHEN CHARGE IS DEDUCTED   GUARANTEED CHARGE   CURRENT CHARGE
------------------------------------------------------------------------------------------
PREMIUM EXPENSE          Upon receipt of each       6.0% of each       4.0% of each
  CHARGE(1)                 Premium payment        Premium payment    Premium payment
SURRENDER CHARGE            Not applicable              None               None
TRANSFER CHARGE(2)           Upon transfer        $25 per transfer          $0
------------------------------------------------------------------------------------------

(1)
  We reserve the right to reduce or waive the Premium Expense Charge for particular contracts when we anticipate that our administration expenses will be lower. In addition, we reserve the right to waive the Premium Expense Charge for particular contracts when no premium tax is incurred.

(2)
  We do not assess a transfer charge for the first 12 transfers each Policy Year. We do not currently charge for transfers, but we reserve the right to charge $25 for each transfer in excess of 12 in a Policy Year.

The table starting on the next page describes the fees and expenses that an Owner will pay periodically during the time that he or she owns the Policy, not including the fees and expenses of the Portfolios.

   8 PROSPECTUS Variable Universal Life

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

                                                              AMOUNT DEDUCTED
                                               ----------------------------------------------
                                  WHEN CHARGE          MAXIMUM
CHARGE                            IS DEDUCTED     GUARANTEED CHARGE         CURRENT CHARGE
-------------------------------------------------------------------------------------------------
POLICY UNIT CHARGE:(1)
  Single Life Policy
   Minimum and Maximum Charge       Monthly     Annual rate of $0.24-    Annual rate of $0.60
                                               $1.20 per $1,000 of Face   per $1,000 of Face
                                                Amount (or increase in   Amount (or increase
                                                     Face Amount)         in Face Amount)(2)
   Charge for an Insured with       Monthly         $270 annually           $150 annually
   Issue Age of 46 and a Face
   Amount of $250,000 during the
   first Policy Year
  Last Survivor Policy
   Minimum and Maximum Charge       Monthly     Annual rate of $0.00-    Annual rate of $0.96
                                               $1.50 per $1,000 of Face   per $1,000 of Face
                                                Amount (or increase in   Amount (or increase
                                                     Face Amount)         in Face Amount)(3)
   Charge for Insureds with         Monthly        $1,500 annually          $960 annually
   Issue Ages of 62 and a Face
   Amount of $1,000,000 during
   the first Policy Year
POLICY FEE:(4)
  Single Life Policy
   Minimum and Maximum Charge       Monthly       $72-$600 annually       $72-$600 annually
   Charge for an Insured with       Monthly         $300 annually           $300 annually
   Issue Age of 46 during the
   first Policy Year

------------------

(1)  The maximum guaranteed policy unit charge varies based on the Issue Age, Face Amount, Policy
     Year, and whether the policy is a Single Life or Last Survivor policy. The maximum guaranteed policy unit charge shown in the table may not be typical of the charges you will pay. We reserve the right to reduce or waive the Policy Unit Charge for particular contracts when we anticipate that our administration expenses will be lower. For more information regarding the maximum guaranteed policy unit charge, please see "Charges and Deductions --
     Monthly Deduction -- Policy Unit Charge."

(2)  Currently, the policy unit charge is deducted from single life Policies only during the first 15 Policy Years (or 15 years following an increase in Face Amount).

(3)  Currently, the policy unit charge is deducted from last survivor Policies only during the first 20 Policy Years (or 20 years following an increase in Face Amount).

(4)  Policy fees vary based on Issue Age, Policy Year, and whether the policy is a Single Life or
     Last Survivor policy. We reserve the right to reduce or waive the Policy Fee for particular contracts when we anticipate that our administration expenses will be lower. The policy fees shown in the table may not be typical of the charges you will pay. For more information regarding the policy fees, please see "Charges and Deductions."

                                         Variable Universal Life PROSPECTUS 9

                                                              AMOUNT DEDUCTED
                                               ----------------------------------------------
                                  WHEN CHARGE          MAXIMUM
CHARGE                            IS DEDUCTED     GUARANTEED CHARGE         CURRENT CHARGE
-------------------------------------------------------------------------------------------------
  Last Survivor Policy
   Minimum and Maximum Charge       Monthly       $72-$996 annually       $72-$996 annually
   Charge for Insureds with         Monthly         $996 annually           $996 annually
   Issue Ages of 62 during the
   first Policy Year
COST OF INSURANCE:(5)
  Single Life Policy
   Minimum and Maximum Charge       Monthly     Annual rate of $0.68-       Annual rate of
                                                $1000 per $1000 of net   $0.19-$265.42(6) per
                                                    amount at risk       $1000 of net amount
                                                                               at risk
   Charge for a Preferred           Monthly    Annual rate of $3.73 per  Annual rate of $1.72
   Non-Tobacco Male Insured                     $1000 of net amount at     per $1000 of net
   selecting Death Benefit                               risk               amount at risk
   Option 1 with an Issue Age of
   46 during the First Policy
   Year
  Last Survivor Policy
   Minimum and Maximum Charge       Monthly    Annual rate of $0.00 to   Annual rate of $0.00
                                                $1000 per $1000 of net    to $265.42(6) per
                                                    amount at risk       $1000 of net amount
                                                                               at risk
   Charge for a Select              Monthly    Annual rate of $0.17 per  Annual rate of $0.07
   Non-Tobacco Male/Female                      $1000 of net amount at     per $1000 of net
   couple selecting Death                                risk               amount at risk
   Benefit Option 1 with Issue
   Ages of 62 during the First
   Policy Year
MORTALITY AND EXPENSE RISK           Daily     The sum of the Mortality  Annual rate of 0.10%
  CHARGE                                         and Expense Risk and
                                                Administrative Expense
                                               Charges will not exceed
                                                    1.20% annually

------------------

(5)  Cost of insurance charges vary based on the Issue Age, sex (in most states), Underwriting
     Class, Policy Year, Policy Value, death benefit option, Face Amount and whether the policy is a Single Life or Last Survivor policy. The charge generally increases as the Issue Age increases. The net amount at risk is equal to: the death benefit divided by an interest discount factor on the Monthly Charge Date; minus the Policy Value on the Monthly Charge
     Date. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy's data page will indicate the guaranteed cost of insurance charge applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from our Administrative Office. Also, before you purchase the Policy, you may request personalized illustrations of hypothetical future benefits under the Policy based upon the Insured's age and Underwriting Class, the death benefit option,
     Face Amount, planned Premiums, and Riders requested.

(6)  Insureds with substandard classifications can have cost of insurance charges as high as
     $1,000 per $1,000 of net amount at risk.

   10PROSPECTUS Variable Universal Life

                                                              AMOUNT DEDUCTED
                                               ----------------------------------------------
                                  WHEN CHARGE          MAXIMUM
CHARGE                            IS DEDUCTED     GUARANTEED CHARGE         CURRENT CHARGE
-------------------------------------------------------------------------------------------------
ADMINISTRATIVE EXPENSE CHARGE        Daily     The sum of the Mortality  Annual rate of 0.20%
                                                 and Expense Risk and
                                                Administrative Expense
                                               Charges will not exceed
                                                    1.20% annually
LOAN INTEREST SPREAD                 Daily       2% annually of Loan     2% annually of Loan
                                                Account value for the     Account Value for
                                                first 15 Policy Years,   the first 15 Policy
                                                and 0.5% thereafter(7)     Years, and 0.5%
                                                                              thereafter
OPTIONAL CHARGES:(8)
ACCELERATED DEATH BENEFIT CHARGE  At the time   $200.(9) In addition,    $0. In addition, the
                                  accelerated    the proceeds of the       proceeds of the
                                     death        Accelerated Death       Accelerated Death
                                  benefit is    Benefit are discounted       Benefit are
                                     paid      for 1 year of interest.     discounted for 1
                                                                          year of interest.

------------------

(7)  The guaranteed maximum loan interest spread is the maximum difference between the interest we charge you for a loan and the interest rate we credit on loan collateral held in the Loan
     Account. For a complete discussion of how loan interest is calculated see "Loans" and
     "Charges and Deductions -- Loan Interest Charge."

(8)  The charges for these Riders may vary based on the Insured's Issue Age, sex (in most states), Underwriting Class, Policy Value, Policy Year, Face Amount, death benefit option, net amount at risk, and whether the policy is a Single Life or Last Survivor policy. The charges shown in the table may not be typical of the charges you will pay. Your Policy's data page will indicate the guaranteed charges applicable to your Policy, and more detailed information concerning your charges is available on request from our Administrative Office.

(9)  This amount may be lower depending on the laws of your state.

                                         Variable Universal Life PROSPECTUS 11

                                                              AMOUNT DEDUCTED
                                               ----------------------------------------------
                                  WHEN CHARGE          MAXIMUM
CHARGE                            IS DEDUCTED     GUARANTEED CHARGE         CURRENT CHARGE
-------------------------------------------------------------------------------------------------
AUTOMATIC INCREASE RIDER:(10)
  Single Life Policy
   Minimum and Maximum Charge       Monthly      Policy Unit Charge:     Policy Unit Charge:
                                                Annual rate of $0.24-    Annual rate of $0.60
                                                   $1.20 per $1,000      per $1,000 increase
                                               increase in Face Amount      in Face Amount
                                                  Cost of Insurance       Cost of Insurance
                                                Charge: Annual rate of   Charge: Annual rate
                                               $0.68-$1,000 per $1,000        of $0.19-
                                                increase in net amount   $265.42(6)per $1,000
                                                       at risk             increase in net
                                                                            amount at risk
   Charge for a Preferred           Monthly      Policy Unit Charge:     Policy Unit Charge:
   Non-Tobacco Male Insured                        $13.50 annually          $7.50 annually
   selecting Death Benefit                        Cost of Insurance       Cost of Insurance
   Option 1 with an Issue Age of                Charge: Annual rate of   Charge: Annual rate
   46 and an increase in Face                    $4.03 per $1,000 of     of $1.92 per $1,000
   Amount of $12,500 during the                 increase in net amount    of increase in net
   Second Policy Year                                  at risk              amount at risk
  Last Survivor Policy
   Minimum and Maximum Charge       Monthly      Policy Unit Charge:     Policy Unit Charge:
                                                Annual rate of $0.00-    Annual rate of $0.96
                                                   $1.50 per $1,000      per $1,000 increase
                                               increase in Face Amount      in Face Amount
                                                  Cost of Insurance       Cost of Insurance
                                                Charge: Annual rate of   Charge: Annual rate
                                               $0.00-$1,000 per $1,000        of $0.00-
                                                increase in net amount   $265.42(6)per $1,000
                                                       at risk             increase in net
                                                                            amount at risk
   Charge for a Select              Monthly      Policy Unit Charge:     Policy Unit Charge:
   Non-Tobacco Male/Female                         $75.00 annually           $48 annually
   couple selecting Death                         Cost of Insurance       Cost of Insurance
   Benefit Option 1 with Issue                  Charge: Annual rate of   Charge: Annual rate
   Ages of 62 and an increase in                   $0.58 per $1,000      of $0.23 per $1,000
   Face Amount of $50,000 during                increase in net amount     increase in net
   the Second Policy Year.                             at risk              amount at risk

------------------

(10) The costs of the Automatic Increase Rider are the incremental Cost of Insurance and Policy
     Unit Charges associated with the increases. These charges will be at the same rate as the base Policy.

   12PROSPECTUS Variable Universal Life

                                                              AMOUNT DEDUCTED
                                               ----------------------------------------------
                                  WHEN CHARGE          MAXIMUM
CHARGE                            IS DEDUCTED     GUARANTEED CHARGE         CURRENT CHARGE
-------------------------------------------------------------------------------------------------
FOUR-YEAR TERM BENEFIT
  RIDER:(11)
  Single Life Policy
   Minimum and Maximum Charge       Monthly     Annual rate of $0.68-       Annual rate of
                                                  $1000 per $1000 of     $0.20-$265.42(6) per
                                               increased net amount at    $1000 of increased
                                                         risk             net amount at risk
   Charge for a Preferred           Monthly    Annual rate of $3.73 per  Annual rate of $1.72
   Non-Tobacco Male Insured                     $1000 of increased net       per $1000 of
   selecting Death Benefit                          amount at risk       increased net amount
   Option 1 with an Issue Age of                                               at risk
   46 during the First Policy
   Year.
  Last Survivor Policy
   Minimum and Maximum Charge       Monthly    Annual rate of $0.00 to   Annual rate of $0.00
                                                  $1000 per $1000 of      to $265.42(6) per
                                               increased net amount at    $1000 of increased
                                                         risk             net amount at risk
   Charge for a Select              Monthly    Annual rate of $0.17 per  Annual rate of $0.17
   Non-Tobacco Male/Female                      $1000 of increased net       per $1000 of
   couple selecting Death                           amount at risk       increased net amount
   Benefit Option 1 with Issue                                                 at risk
   Ages of 62 during the First
   Policy Year.
WAIVER OF MONTHLY CHARGES RIDER:
   Minimum and Maximum Charge       Monthly     3.0%-10.0% of monthly       3.0%-10.0% of
                                                      deduction           monthly deduction
   Charge for a male Insured        Monthly        5.5% of monthly         5.5% of monthly
   with Issue Age of 46                               deduction               deduction
POLICY SPLIT RIDER                                    No Charge               No Charge
GUARANTEED MINIMUM DEATH BENEFIT                      No Charge               No Charge
  RIDER

------------------

(11) The costs of the Four-Year Term Benefit Rider are the Cost of Insurance Charges arising from the four-year term insurance. These Cost of Insurance charges will be at a rate equal to the greater of the Cost of Insurance rate of the base policy or an annual rate of $0.20 per
     $1,000 of net amount at risk. The Cost of Insurance Charges for the Four-Year Term Benefit
     Rider will not exceed the guaranteed maximum rate for the base policy.

                                         Variable Universal Life PROSPECTUS 13

                                                              AMOUNT DEDUCTED
                                               ----------------------------------------------
                                  WHEN CHARGE          MAXIMUM
CHARGE                            IS DEDUCTED     GUARANTEED CHARGE         CURRENT CHARGE
-------------------------------------------------------------------------------------------------
SINGLE LIFE TERM RIDER:
   Minimum and Maximum Charge       Monthly    The maximum Policy Unit    The current Policy
                                               Charge is the same as on   Unit Charge is the
                                                   the base Policy       same as on the base
                                               ($0.00-$1.50 per $1,000    Policy ($0.96 per
                                                 of Face Amount). The       $1,000 of Face
                                                maximum annual Cost of     Amount)(12). The
                                               Insurance Charge ranges   current annual Cost
                                                from $1.25 to $125.71    of Insurance Charge
                                               per $1,000 of increased   ranges from $0.52 to
                                                  net amount at risk     $87.00(6) per $1,000
                                                                           of increased net
                                                                            amount at risk
   Charge for a Select              Monthly    The maximum Policy Unit    The current Policy
   Non-Tobacco Male Insured with               Charge is $750 annually.  Unit Charge is $480
   an Issue Age of 62 and a Face                 The maximum Cost of        annually. The
   Amount of $500,000 during the                Insurance Charge is an     current Cost of
   First Policy Year.                           annual rate of $16.26    Insurance Charge is
                                                per $1000 of increased    an annual rate of
                                                  net amount at risk      $9.74 per $1000 of
                                                                         increased net amount
                                                                               at risk
-------------------------------------------------------------------------------------------------

(12) Currently, the policy unit charge on the Single Life Term Rider is deducted only during the first 20 Policy Years.

The following table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time you own the Policy. Expenses of the Portfolios may be higher or lower in the future. More detail concerning each Portfolio's fees and expenses is contained in the prospectus for each Portfolio.

ANNUAL PORTFOLIO OPERATING EXPENSES:                 MINIMUM         MAXIMUM
---------------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES (expenses
  that are deducted from Portfolio assets,
  including management fees and other expenses)       0.06%     -     0.29%
---------------------------------------------------------------------------------

The following table shows the fees and charged by each Portfolio.

                                            MANAGEMENT      OTHER   TOTAL ANNUAL
PORTFOLIO                                         FEES   EXPENSES       EXPENSES
-------------------------------------------------------------------------------------
TIAA-CREF LIFE FUNDS
  Stock Index Fund                               0.06%       None          0.06%
  Growth Equity Fund                             0.25%       None          0.25%
  Growth and Income Fund                         0.23%       None          0.23%
  International Equity Fund                      0.29%       None          0.29%
  Social Choice Equity Fund                      0.07%       None          0.07%
-------------------------------------------------------------------------------------

   14PROSPECTUS Variable Universal Life

THE POLICY

PURCHASING A POLICY

To purchase a Policy, you must submit a completed application to us at our Administrative Office. The minimum Face Amount is $100,000 for a single life Policy, and $250,000 for a last survivor Policy.

Generally, the Policy is available for Insureds between Issue Ages 0-80 for a single life Policy and 30-80 for a last survivor Policy. We can provide you with details as to our underwriting standards when you apply for a Policy. We reserve the right to modify our underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

We will notify you when our underwriting process has been completed. The minimum first Premium may not be paid and insurance coverage will not take effect prior to that time.

REPLACING EXISTING INSURANCE

It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a surrender charge on your existing insurance. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we will not issue the Policy until we have received an initial Premium from your existing insurance company, the issuance of the Policy may be delayed.

WHEN INSURANCE COVERAGE TAKES EFFECT

Insurance coverage under the Policy will take effect only if the proposed Insured on a single life Policy or the proposed Insureds on a last survivor Policy are alive and in the same condition of health as described in the application when we deliver the Policy to you, and if the minimum first Premium has been paid. We begin to deduct Monthly Charges from your Policy Value on the Policy Date.

RIGHT TO CANCEL

You may cancel a Policy during the Right to Cancel Period by providing Acceptable Notice of cancellation and returning the Policy to us. The Right to Cancel Period begins when you receive the Policy and generally expires after a period determined under state law. If you decide to cancel the Policy during the Right to Cancel Period, we will treat the Policy as if we never issued it. Within 7 days after we receive the returned Policy, we will refund an amount equal to the sum of:

- The Policy Value as of the date we receive the returned Policy, plus

- Any Premium expense charges deducted from Premiums paid, plus

- Any Monthly Charges charged against the Policy Value, plus

                                    TIAA Variable Universal Life PROSPECTUS   15

- An amount reflecting other charges deducted under the Policy.

Where state law requires, the refund will equal all payments you made.

OWNERSHIP AND BENEFICIARY RIGHTS

The Policy belongs to the Owner named in the application. While an Insured is living, the Owner may exercise all of the rights and options described in the Policy. On a single life Policy, the Owner is the Insured unless the application specifies a different person as the Owner or the Owner is changed thereafter. On a last survivor Policy, both Insureds own the Policy unless the application specifies a different person as the Owner or the Owner is changed thereafter. If the Owner is not an Insured and dies before the Insured on a single life Policy or the Last Insured on a last survivor Policy, ownership of the Policy will pass to the next named Owner then living, or if no Owner is living, to the Owner's estate. To the extent permitted by law, Policy benefits are not subject to any legal process for the payment of any claim against the payee, and no right or benefit will be subject to claims of creditors (except as may be provided by assignment).

The Owner may, subject to certain restrictions, exercise certain rights including selecting and changing the Beneficiary, changing the Owner, and assigning the Policy. CHANGING THE OWNER AND ASSIGNING THE POLICY MAY HAVE TAX CONSEQUENCES.

The principal right of the Beneficiary is the right to receive the Death Benefit Proceeds under the Policy.

MODIFYING THE POLICY

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president, a vice president, or our secretary. Upon notice to you, we may modify the Policy:

- to conform the Policy, our operations, or the Separate Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our Company, or the Separate Account is subject;

- to assure continued qualification of the Policy as a life insurance contract under the Federal tax laws; or

- to reflect a change in the Separate Account's operation.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, we reserve the right to amend the provision to conform with these laws.

PREMIUMS

MINIMUM FIRST PREMIUM

The minimum first Premium is due on or before the date the Policy is delivered. No insurance will take effect until the minimum first Premium is paid, and the health and other conditions of the Insured(s) described in the application must not have changed. The minimum first Premium must be at least $25.00.

 16  PROSPECTUS TIAA Variable Universal Life

PREMIUM FLEXIBILITY

When you apply for a Policy, you will elect to pay Premiums on a monthly, quarterly, semiannual, annual, or single-sum basis (planned Premiums). You do not have to pay Premiums according to any schedule. However, you may greatly increase your risk of Lapse if you do not regularly pay Premiums.

You have flexibility to determine the frequency and the amount of the Premiums you pay, and you can change the planned periodic Premium schedule at any time. If you are submitting a Premium payment pursuant to a Premium reminder notice, the address for payment will be enclosed with the notice. You may also send your Premium payments to our Administrative Office. If you have an outstanding policy loan, we will credit all payments you send to us as Premium payments unless you provide Acceptable Notice for the payments to be applied as loan repayments. You may also choose to have Premium payments automatically deducted periodically from your bank account under the automatic payment plan. Payment of the planned Premiums does not guarantee that the Policy will remain in force. See "Policy Lapse and Reinstatement."

You may not pay any Premiums after the Policy's Final Policy Date. You may not pay Premiums less than $25, and we reserve the right to limit total Premiums allocated to the Fixed-Rate Account under a Policy to $500,000 a year. Note that we cannot accept money orders or travelers checks. In addition, we will not accept a third-party check where the relationship of the payor to the account owner cannot be identified from the face of the check.

We have the right to limit or refund all or part of your Premium payment if:

- The Premium would disqualify the Policy as a life insurance contract under the Code;

- The Premium would cause the Policy to become a Modified Endowment Contract under the Code; or

- The Premium would cause an immediate increase in the death benefit as a result of Section 7702 of the Code (unless you provide us with satisfactory evidence of insurability).

You can stop paying Premiums at any time and your Policy will continue in force until the date when either: (1) the Insured on a single life Policy or the Last Insured on a last survivor Policy dies; (2) the Grace Period ends without a sufficient payment (see "Policy Lapse and Reinstatement"); or (3) we receive your Acceptable Notice requesting a Surrender of the Policy.

PREMIUM LIMITATIONS

If the Guideline Premium Test is used to test if the Policy qualifies as life insurance under the Code, total Premium payments must not exceed certain stated limits. We have established procedures to monitor whether aggregate Premiums paid under a Guideline Premium Test Policy exceed those limits. If a Premium is paid which would result in total Premiums exceeding these limits, we will accept only that portion of the Premium which would make total Premiums equal the maximum amount which may be paid under the Policy. We will not refund any Premium necessary to keep the Policy in force.
                                         Variable Universal Life PROSPECTUS 17

The maximum Premium limitations set forth in the Code depend in part upon the amount of the death benefit at any time. As a result, any Policy changes that affect the amount of the death benefit may affect whether cumulative Premiums paid under the Policy exceed the maximum Premium limitations.

MODIFIED ENDOWMENT CONTRACTS ("MECS"). There are special federal income tax rules for distributions from life insurance policies that are MECs. These rules apply to policy loans, Surrenders, and partial withdrawals. These rules apply if the Premiums we receive are greater than the "seven-pay limit" for your Policy as determined under Section 7702A of the Code. The "seven-pay limit" means that, during the first seven years of the policy, the sum of the actual premiums paid may not exceed the sum of the "seven-pay premium". Generally, the "seven-pay premium" is the level annual premium, such that if it were paid for each of the first seven years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the "seven-pay premiums" were $1,000, the maximum cumulative premiums that could be paid during the first seven years of a policy to avoid MEC status would be $1,000 in the first year, $2,000 through the first two years, $3,000 through the first three years, etc. Under this test, a policy may or may not be a MEC, depending on the amount of premiums paid during each of the policy's first seven years. A policy received in exchange for a MEC will be taxed as a MEC even if it would otherwise satisfy the 7-pay test.

Prior to the Policy Date, if we find that your planned periodic Premium would cause your Policy to become a MEC, we will notify you and request further instructions. We will then issue your Policy based on the planned periodic Premium you have selected. If you do not want your Policy to become a MEC, you may reduce your planned periodic Premium to a level that does not cause your Policy to become a MEC. We will then issue your Policy based on the revised planned periodic Premium. See "Federal Tax Considerations -- Tax Treatment of Policy Benefits -- Modified Endowment Contracts."

After the Policy Date, if we discover that you have made a Premium payment that would cause your Policy to become a MEC, we will place the Premium amount in a suspense account. We will not apply this amount to your Policy unless and until you acknowledge that you know that the Policy will become a MEC and that you nevertheless wish us to apply this amount to your Policy. Similarly, we will not honor your instructions regarding withdrawals, changes in death benefit options or changes in Face Amounts if any such action would result in the Policy becoming a MEC until you acknowledge that you know that the Policy will become a MEC and that you nevertheless wish us to take such action. Additionally, if your Policy has inadvertently become classified as a MEC, and assuming that you do not want your Policy to be a MEC, we will attempt to enable your Policy to continue to meet the seven-pay test for federal income tax purposes (and not be a MEC) by refunding any excess Premium and related earnings to you. It is not clear, however, if we can take effective action in all possible circumstances to prevent a Policy that has exceeded the applicable Premium limitation from being classified as a MEC.

TAX-FREE EXCHANGES (SECTION 1035 EXCHANGES). We may accept as part of your first Premium, money from another life insurance contract that qualifies for a tax-free exchange under
 18  PROSPECTUS TIAA Variable Universal Life

Section 1035 of the Code, contingent upon receipt of the cash from that contract. Contract exchanges may have tax consequences. See "Federal Tax Considerations."

ALLOCATING PREMIUMS

When you apply for a Policy, you must instruct us on the application form to allocate your Net Premium to one or more accounts offered under the Investment Options according to the following rules:

- Allocation percentages must be in whole numbers and the sum of the percentages must equal 100%.

- We will allocate the Net Premium as of the Business Day we receive it at our Administrative Office according to your current Premium allocation instructions.

- You can change the allocation instructions for additional Net Premiums without charge by providing us with Acceptable Notice. Any change in allocation instructions will be effective on the Business Day we receive your request.

Investment returns from amounts allocated to the Investment Accounts will vary with the investment performance of these Investment Accounts and will be reduced by Policy charges. You bear the entire investment risk for amounts you allocate to the Investment Accounts. You should periodically review your allocation schedule in light of market conditions and your overall financial objectives.

DELAY IN ALLOCATIONS

Some states require us to refund all payments if you return your Policy during the Right to Cancel Period. In those states, we will allocate Net Premiums received at our Administrative Office during the Right to Cancel Period to the Fixed-Rate Account. On the fifth day following the end of the Right to Cancel Period, we will allocate that Policy Value among the Investment Accounts as indicated in your current Premium allocation instructions. If the fifth day following the end of the Right to Cancel Period is not a Business Day, we will allocate Policy Value among the Investment Accounts using Unit values as of the immediately preceding Business Day. We invest all Net Premiums paid thereafter based on the allocation percentages then in effect. For the limited purpose of allocating Policy Value on the fifth day following the end of the Right to Cancel Period, we will assume that the Right to Cancel Period begins on the day we send you your Policy.

POLICY VALUES

POLICY VALUE

The Policy Value serves as the starting point for calculating important values under a Policy, such as the Cash Surrender Value and, in some cases, the death benefit. Policy Value varies from day to day depending on factors such as the amount and timing of your Premium payment, the performance of the Investment Accounts you have chosen, the interest rates of the Fixed-Rate Account and Loan Account, Policy charges, how much you have borrowed or withdrawn, and the level of Policy and Rider benefits. WE DO NOT GUARANTEE A MINIMUM POLICY VALUE.

                                    TIAA Variable Universal Life PROSPECTUS   19

POLICY VALUE:

- Equals the sum of all values in the Fixed-Rate Account, the Loan Account, and in each Investment Account;

- is determined first on the Policy Date and then on each date thereafter; and

- has no guaranteed minimum amount and may be more or less than Premiums paid.

CASH SURRENDER VALUE

The Cash Surrender Value is the amount we pay to you when you Surrender your Policy. We determine the Cash Surrender Value as of the end of the Business Day when we receive your Acceptable Request to Surrender.

CASH SURRENDER VALUE AT THE END OF ANY DAY EQUALS:

- the Policy Value as of such date; minus

- any Outstanding Loan Amount.

INVESTMENT ACCOUNT VALUE

On the Policy Date, the Investment Account value is equal to the Net Premiums allocated to the Investment Accounts, less the portion of the first Monthly Charge taken from the Investment Accounts.

At the end of any other day, the Investment Account value is equal to the number of Units in the Investment Account attributable to the Policy multiplied by the Unit value for that Investment Account.

THE NUMBER OF UNITS IN ANY INVESTMENT ACCOUNT AT THE END OF ANY DAY EQUALS:

- the initial Units purchased at the Unit value on the Policy Date; plus

- Units purchased with additional Net Premiums; plus

- Units purchased via transfers from another Investment Account, the Fixed-Rate Account, or the Loan Account; minus

- Units redeemed to pay for Monthly Charges; minus

- Units redeemed to pay for partial withdrawals; minus

- Units redeemed to pay transfer charges or any other charges incurred in connection with the exercise of rights under the Policy; minus

- Units redeemed as part of a transfer to another Investment Account, the Fixed-Rate Account, or the Loan Account.

Every time you allocate or transfer money to or from an Investment Account, we convert that dollar amount into Units. We determine the number of Units we credit to, or subtract from, your Policy by dividing the dollar amount of the transaction by the Unit value for that Investment Account at the end of the day.

 20  PROSPECTUS TIAA Variable Universal Life

UNIT VALUE

We determine a Unit value for each Investment Account to reflect how investment performance affects the Policy Value. Unit values will vary among Investment Accounts. The Unit value may increase or decrease from one Business Day to the next.

THE UNIT VALUE OF ANY INVESTMENT ACCOUNT AT THE END OF ANY BUSINESS DAY EQUALS:

- the Unit value of the Investment Account on the immediately preceding Business Day; multiplied by

- the net investment factor for that Investment Account on that Business Day.

THE NET INVESTMENT FACTOR:

- measures the investment performance of an Investment Account from one Business Day to the next;

- increases to reflect investment income and capital gains (realized and unrealized) for the shares of the underlying Portfolio; and

- decreases to reflect any capital losses (realized and unrealized) for the shares of the underlying Portfolio, as well as the mortality and expense risk charge, the administrative expense charge, and the investment advisory fee.

Unit values on any non-Business Day are determined using the Unit values as of the most recent Business Day.

FIXED-RATE ACCOUNT VALUE

On the Policy Date, the Fixed-Rate Account value is equal to the Net Premiums allocated to the Fixed-Rate Account, less the portion of the first Monthly Charge taken from the Fixed-Rate Account.

THE FIXED-RATE ACCOUNT VALUE AT THE END OF ANY DAY IS EQUAL TO:

- the Net Premium(s) allocated to the Fixed-Rate Account; plus

- any amounts transferred to the Fixed-Rate Account (including amounts transferred from the Loan Account); plus

- interest credited to the Fixed-Rate Account; minus

- amounts deducted to pay for Monthly Charges; minus

- amounts withdrawn from the Fixed-Rate Account; minus

- amounts used to pay transfer charges, charges to execute rights under the policy Riders, and charges to exercise the accelerated death benefit feature; minus

- amounts transferred from the Fixed-Rate Account to an Investment Account or to the Loan Account.

DEATH BENEFIT

DEATH BENEFIT PROCEEDS

As long as the Policy is in force, we will pay the Death Benefit Proceeds to the Beneficiary once we receive at our Administrative Office satisfactory proof of the death of the Insured on

                                    TIAA Variable Universal Life PROSPECTUS   21
a single life Policy or both Insureds on a last survivor Policy. We may require you to return the Policy. We will pay the Death Benefit Proceeds in a lump sum or under another payment method. If all beneficiaries die before the Insured on a single life Policy and the Last Insured on a last survivor Policy, we will pay the Death Benefit Proceeds in a lump sum to you or your estate. See "Death Benefit -- Payment Methods."

Death Benefit Proceeds from a Single Life Term Rider on a last survivor Policy are paid once we receive satisfactory proof of the death of the Insured covered under the Rider. Death Benefit Proceeds are calculated as of the end of the date of the death of the last surviving Insured.

DEATH BENEFIT PROCEEDS EQUAL:

- the death benefit (described below); plus

- any additional insurance provided by Rider; minus

- any unpaid Monthly Charges; minus

- any Outstanding Loan Amounts.

If all or part of the Death Benefit Proceeds are paid in one sum, we will pay interest on this sum from the date of death to the date of payment as required by applicable state law.

We may further adjust the amount of the Death Benefit Proceeds under certain circumstances.

DEATH BENEFIT OPTIONS

You must choose in your application between two death benefit options under the
Policy: Option 1 and Option 2. Option 1 provides a level death benefit, while Option 2 provides an increasing death benefit. We calculate the amount available under each death benefit option as of the date of the death of the Insured on a single life Policy or the Last Insured on a last survivor Policy. Under either option, the length of the death benefit coverage depends upon the Policy's Cash Surrender Value. See "Policy Lapse and Reinstatement."

THE DEATH BENEFIT UNDER OPTION 1 IS THE GREATER OF:

- the Face Amount; and

- the minimum death benefit required under the tax test you select (described below).

THE DEATH BENEFIT UNDER OPTION 2 IS THE GREATER OF:

- the Face Amount plus the Policy Value (determined on the date of the death of the Insured on a single life Policy or the Last Insured on a last survivor Policy); and

- the minimum death benefit required under the tax test you select (described below).

WHICH DEATH BENEFIT OPTION TO CHOOSE. If you prefer to have Premium payments and favorable investment performance reflected partly in the form of an increasing death benefit, you should choose Option 2. If you are satisfied with the amount of the existing insurance coverage and prefer to have Premium payments and favorable investment performance

 22 PROSPECTUS TIAA Variable Universal Life reflected in a reduced cost of insurance charge and a corresponding maximization of Policy Value over time, you should choose Option 1.

The amount of the death benefit may vary with the Policy Value.

- Under Option 1, the death benefit will vary with the Policy Value whenever the minimum death benefit required under the tax test you choose is greater than the Face Amount.

- Under Option 2, the death benefit will always vary with the Policy Value.

CHOICE OF TAX TEST. The Code requires that the Policy's death benefit not be less than certain amounts defined in the Code. In most states, when you apply for your Policy the Guideline Premium Test will be used as the tax law test applicable to your Policy unless you specifically elect the Cash Value Accumulation Test. ONCE THE POLICY IS ISSUED, YOU MAY NOT CHANGE THE TAX LAW TEST. YOU SHOULD CONSULT A TAX ADVISER AS TO THE SELECTION OF THE TAX LAW TEST BEFORE APPLYING FOR THE POLICY.

- Under the Guideline Premium Test, the death benefit will not be less than the Policy Value times the corridor factor set by the Code and shown in the Table of Death Benefit Factors in your Policy. The corridor factors vary by and are shown based on Attained Age (or, in the case of a last survivor Policy, the Attained Age of the younger Insured) at the start of the Policy Year, as follows.

      ATTAINED AGE         PERCENTAGE    ATTAINED AGE   PERCENTAGE
--------------------------------------------------------------------------
      40 and under            250%           60            130%
           45                 215%           65            120%
           50                 185%           70            115%
           55                 150%      75 through 90      105%
                                        95 through 99      100%
--------------------------------------------------------------------------

  For Attained Ages not shown, the percentages will decrease pro rata each year.

- Under the Cash Value Accumulation Test, the death benefit will not be less than 1,000 times the Policy Value divided by the net single premium factor per $1,000 of death benefit shown in the Table of net single premiums in your Policy. The net single premium will vary based on each Insured's sex (in most cases), Underwriting Class, and age at issue, Policy Year and applicable flat or temporary extra mortality charges, if any. Net single premium factors may also be affected by Riders.

In general, the Cash Value Accumulation Test allows the Owner to maximize his or her Policy Value during the earlier Policy Years because more Premiums may be paid into the Policy under that test than under the Guideline Premium Test. The Guideline Premium Test allows the Owner to obtain a specified amount of insurance coverage at the most economic cost because the Owner can maintain a higher Policy Value in relation to the death benefit options and, thereby, reduce the net amount at risk under the Policy.

CHANGING DEATH BENEFIT OPTIONS

After the first Policy Year, subject to certain restrictions, you may change death benefit options with no additional charge while the Policy is in force. Changing the death benefit option may affect the net amount at risk over time (which would affect the monthly cost of

                                    TIAA Variable Universal Life PROSPECTUS   23
insurance charge). However, we will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. This may occur, for example, if you seek to change the death benefit option of an outstanding Policy that qualifies as life insurance under the Guideline Premium Test and which has a high Policy Value based on investment experience, but which may not satisfy the Guideline Premium Test if the change in death benefit option requires us to re-test the Policy's eligibility under
Section 7702 as of the effective date of the requested change in death benefit option. In that event, we will not permit the change in death benefit option, unless the Owner withdraws the requisite amount to stay within the applicable limits. We also will not permit any change that would make your Policy a Modified Endowment Contract under the Code without specific instructions to that effect, provided to us in an Acceptable Notice. A CHANGE OF DEATH BENEFIT OPTION MAY HAVE TAX CONSEQUENCES. YOU SHOULD CONSULT A TAX ADVISER BEFORE CHANGING DEATH BENEFIT OPTIONS.

ACCELERATED DEATH BENEFIT

In some states, prior to the Final Policy Date and while the Policy is in force, you may elect to receive a one-time lump-sum accelerated death benefit when an Insured suffers from a terminal illness. A terminal illness means a state of health in which an Insured's life expectancy is twelve months or less.

Subject to state variations, you may elect to accelerate all or only a portion of the Death Benefit Proceeds before reduction for any Outstanding Loan Amounts and unpaid Monthly Charges (the "available proceeds"). However, you may not elect to accelerate an amount that is less than 25% of available proceeds or $50,000, whichever is less.

There is no Rider charge associated with this benefit. However, the accelerated death benefit will generally equal the requested available proceeds discounted for one year of interest and reduced by:

- an administrative expense charge not to exceed $200;

- any amounts due within the Policy's Grace Period which are unpaid on the date we approve your application for an accelerated death benefit; and

- any Outstanding Loan Amounts existing on the date we approve your application for an accelerated death benefit multiplied by the ratio of the accelerated available proceeds to the available proceeds before the acceleration.

The accelerated death benefit will vary from state to state.

If we approve your application for partial acceleration of available proceeds, the unaccelerated portion of the Policy's Death Benefit Proceeds will remain in effect. After the payment of an accelerated death benefit, the Policy's Face Amount, Policy Value, and any Outstanding Loan Amounts will be reduced by the ratio of the accelerated available proceeds to the available proceeds before the acceleration. The acceleration of all available proceeds will result in the termination of the Policy.

 24  PROSPECTUS TIAA Variable Universal Life

There is no restriction on the use of an accelerated death benefit payment. Death benefit amounts under a four-year level term insurance rider or a single life term rider aren't available for acceleration.

Receipt of an accelerated death benefit payment may affect eligibility for Medicaid and other government assistance programs. The federal income tax consequences associated with adding the accelerated death benefit rider or receiving an accelerated death benefit payment are uncertain. YOU SHOULD CONSULT A TAX ADVISER BEFORE ADDING THE ACCELERATED DEATH BENEFIT RIDER TO YOUR POLICY OR REQUESTING AN ACCELERATED DEATH BENEFIT.

YOUR RIGHT TO RECEIVE PAYMENT UNDER THIS OPTION IS SUBJECT TO A NUMBER OF CONDITIONS STATED IN YOUR POLICY. YOU SHOULD CONSULT YOUR POLICY FOR THE EFFECTS OF AN ACCELERATED DEATH BENEFIT ON INCONTESTABILITY AND SUICIDE.

CHANGING THE FACE AMOUNT

You select the Face Amount when you apply for the Policy. After the first Policy Year and while the Policy is in force, you may change the Face Amount subject to the conditions described below. We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. CHANGING THE FACE AMOUNT MAY HAVE TAX CONSEQUENCES. YOU SHOULD CONSULT A TAX ADVISER BEFORE DOING SO.

INCREASING THE FACE AMOUNT

- You may increase the Face Amount by submitting an application and providing evidence of insurability satisfactory to us at our Administrative Office.

- The minimum increase is $10,000.

- On the effective date of an increase, and taking the increase into account, the Cash Surrender Value must be equal to the Monthly Charges then due.

- An increase will be effective on the Monthly Charge Date on or next following the date we approve the change, provided that an Insured is living on that date.

- Under a single life Policy, we will not permit an increase in Face Amount if Monthly Charges are then being waived under any Waiver of Monthly Charges Rider attached to the Policy.

- You may not increase the Face Amount on or after the Insured's Attained Age 81 for a single life Policy or the older Insured's Attained Age 81 for a last survivor Policy. The Insured (or, in a last survivor policy, both Insureds) must be alive on the date we receive your request in order to increase the Face Amount.

- The total net amount at risk will be affected, which will increase the monthly cost of insurance charges.

- Each increase in Face Amount will have its own Underwriting Class, cost of insurance rates and policy unit charges.

- We reserve the right to limit increases in the Face Amount to one increase in any 12-month period.

                                    TIAA Variable Universal Life PROSPECTUS   25

DECREASING THE FACE AMOUNT

- You must submit an Acceptable Request to decrease the Face Amount, but you may not decrease the Face Amount below the minimum Face Amount.

- Decreasing the Face Amount will decrease the Death Benefit Proceeds. See "Death Benefit."

- The Insured (or, in a last survivor policy, at least one Insured) must be alive on the date we receive your request in order to decrease the Face Amount.

- The minimum decrease is $10,000.

- Any decrease will be effective on the Monthly Charge Date on or next following the date we approve your request.

- To apply the decrease, we'll first reduce any increases in the Face Amount you've asked for, starting with the most recent. Then we'll reduce the Initial Face Amount.

- A decrease in Face Amount generally will decrease the net amount at risk, which will decrease the cost of insurance charges. For purposes of determining the cost of insurance charge, any decrease will first be used to reduce the most recent increase, then the next most recent increases in succession, and then the Initial Face Amount.

- We will not allow a decrease in Face Amount if, after the decrease, the death benefit would be less than the minimum death benefit required by Code Section 7702.

- If a decrease in Face Amount would cause your Policy to be classified as a Modified Endowment Contract, we will not process the decrease until you complete an Acceptable Notice with specific instructions to that effect.

PAYMENT METHODS

There are several ways of receiving proceeds under the death benefit and Surrender provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of a Separate Account. More detailed information concerning these payment methods is available on request from our Administrative Office.

SURRENDERS AND PARTIAL WITHDRAWALS

SURRENDERS

You may request to Surrender your Policy for its Cash Surrender Value as calculated at the end of the Business Day when we receive your Acceptable Request, subject to the following conditions:

- An Insured must be alive and the Policy must be in force when you make your request. We may require that you return the Policy.

- The Surrender will take effect and the Policy will terminate on the date we receive your request.

- Once you Surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated.

- We generally will pay the Cash Surrender Value to you in a lump sum within 7 days after we receive your Acceptable Request unless you request other arrangements.
   26PROSPECTUS Variable Universal Life

A SURRENDER MAY HAVE TAX CONSEQUENCES. YOU SHOULD CONSULT A TAX ADVISER BEFORE SURRENDERING THE POLICY. SEE "FEDERAL TAX CONSIDERATIONS."

PARTIAL WITHDRAWALS

After the first Policy Year, you may make an Acceptable Request to withdraw part of the Cash Surrender Value, subject to the following conditions:

- You must request at least $1,000, or the entire value in a specified account, if less.

- An Insured must be alive and the Policy must be in force when you make your request.

- You can specify the account from which to make the partial withdrawal. Otherwise, we will deduct the amount from the accounts available under the Investment Options in proportion to the Policy Value attributable to each account before the partial withdrawal.

- We reserve the right to restrict you to one withdrawal from any one account within a 90-day period.

- If Death Benefit Option 1 is in effect, we will reduce the Face Amount by the amount of the partial withdrawal. Any decrease in Face Amount due to a partial withdrawal will reduce the Initial Face Amount and any increases in Face Amount you've asked for in proportion to your Face Amount before the partial withdrawal. If a partial withdrawal would cause the Face Amount to be less than the minimum Face Amount, you may either reduce the amount of the partial withdrawal or Surrender the Policy for its Cash Surrender Value. A partial cash withdrawal will not reduce the Face Amount if Death Benefit Option 2 is in effect.

- We will process the partial withdrawal at the Unit values next determined after we receive your request.

- We generally will pay a partial withdrawal request within 7 days after the Business Day when we receive the request.

- A partial withdrawal can affect the Face Amount, death benefit, and net amount at risk (which is used to calculate the cost of insurance charge).

- If a partial withdrawal would cause the Policy to fail to qualify as life insurance under the Code, you may either reduce the amount of the withdrawal or Surrender the Policy.

- If a partial withdrawal would cause your Policy to be classified as a Modified Endowment Contract under the Code, we will not process the partial withdrawal until you complete an Acceptable Notice with specific instructions to that effect.

PARTIAL WITHDRAWALS MAY HAVE TAX CONSEQUENCES. YOU SHOULD CONSULT A TAX ADVISER BEFORE MAKING A PARTIAL WITHDRAWAL UNDER THE POLICY. SEE "FEDERAL TAX CONSIDERATIONS."

TRANSFERS

You may make transfers between and among the Investment Options. We determine the amount you have available for transfers at the end of the Business Day when we receive your Acceptable Request. The following features apply to transfers under the Policy:

- You must transfer at least $250, or the total value in the Investment Account or Fixed-Rate Account you are transferring from, if less.

                                    TIAA Variable Universal Life PROSPECTUS   27

- We currently do not charge any fees on transfers. However, we reserve the right to deduct a $25 charge for the 13th and each additional transfer during a Policy Year. We will deduct any transfer charge from the balance of the account to which the amount is transferred. Transfers due to dollar cost averaging, loans, the exchange privilege, change in Investment Account investment policy, or the initial reallocation of account values from the Fixed-Rate Account do NOT count as transfers for the purpose of assessing the transfer charge.

- We consider each request to be a single transfer, regardless of the number of Investment Option accounts involved. If the transfer targets more than one Investment Option, we'll deduct any transfer charge from all the target options in proportion to the amount transferred into each option.

- We process transfers based on Unit values determined at the end of the Business Day when we receive your transfer request. We will process any transfer request we receive after the end of a business day based on the Unit value determined at the end of the next Business Day.

- If you don't have enough Policy Value in an account to cover a transfer, we'll transfer the remaining amount in that account into the account you are transferring to. If you are transferring to more than one account, we will transfer the remaining amount in the account into the accounts you are transferring to in proportion to your transfer instructions.

- We reserve the right to restrict you to one transfer from any one account within a 90-day period.

DOLLAR COST AVERAGING

You may elect to participate in a dollar cost averaging program by providing us with Acceptable Notice. Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your Premium into the Investment Accounts over a period of time by systematically and automatically transferring, on a periodic basis, specified dollar amounts from the Fixed-Rate Account to any Investment Account(s). This allows you to potentially reduce the risk of investing most of your Premium into the Investment Accounts at a time when prices are high. We do not assure the success of this strategy, and success depends on market trends. We cannot guarantee that dollar cost averaging will result in a profit or protect against loss. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase Units when their value is low as well as when it is high.

You choose whether transfers will be made on a monthly or a quarterly basis. If you don't select a timing basis, we will make monthly transfers. Equal amounts (minimum $100) are automatically transferred from the Fixed-Rate Account to your designated "target accounts" in the percentages selected. You may have multiple target accounts.

In most states, the first transfer will take place on the first Monthly Charge Date after our receipt of an Acceptable Request. In states that require us to refund payments made during the Right to Cancel Period, the first transfer will be made on the first Monthly Charge Date after the later of the end of the Right to Cancel Period, or our receipt of an Acceptable Request to start the program. When the Monthly Charge Date falls on a day that is not a
   28PROSPECTUS Variable Universal Life

Business Day, we will allocate Policy Value among the Investment Accounts using Unit values as of the immediately preceding Business Day.

We reserve the right to allow you to start only one dollar cost averaging program in any Policy Year.

Dollar cost averaging will end if we receive an Acceptable Request to cancel the participation, the value of the Fixed-Rate Account is insufficient to make the transfer, or the specified number of transfers has been completed.

OPTION TO EXCHANGE THIS POLICY FOR A PAID-UP LIFE INSURANCE POLICY

In some states, you may exchange this Policy without evidence of insurability for a paid-up life insurance policy issued by us on the life of the Insured(s) if the Insured or Insured(s) are still alive and your Cash Surrender Value is greater than zero. An exchange can have tax consequences. You should consult a tax adviser before exchanging the policy. See "Federal Tax Considerations."

Here's how it works:

- The exchange will become effective on the next Policy Anniversary after we receive your Acceptable Request for the exchange.

- All coverage previously provided by this Policy and any attached Riders will end.

- In its place, the paid-up life insurance policy will provide a level death benefit. The amount of the death benefit will be what your Policy Value can purchase at the age, gender, and most recent Underwriting Class of the person or persons insured by this Policy, based on a 3% interest rate and guaranteed cost of insurance charges.

- Any Outstanding Loan Amount will be continued under the paid-up life insurance policy. The Death Benefit Proceeds will continue to be reduced by any Outstanding Loan Amount.

- No Premiums will be accepted under the paid-up life insurance policy.

- The paid-up life insurance policy will have a Policy Value and an amount available for loans. We will send you policy pages reflecting the guaranteed minimum levels of these amounts.

- If you make a withdrawal from the paid-up life insurance policy, we will reduce its Policy Value and death benefit. The Policy Value will be reduced by the amount of the withdrawal. The new death benefit will be the old death benefit multiplied by the ratio of the Policy Value after the change to the Policy Value before the change. We will send you new policy pages reflecting the new values.

- When this option is elected, you may still exercise your right to accelerate the death benefit.

LOANS

While the Policy is in force, you may submit an Acceptable Request to borrow money from us using the Policy as the only collateral for the loan. You may increase your risk of Lapse if you take a loan. A LOAN THAT IS TAKEN FROM, OR SECURED BY, A POLICY MAY HAVE TAX CONSEQUENCES. YOU SHOULD CONSULT A TAX ADVISER BEFORE TAKING A LOAN UNDER THE POLICY OR SECURED BY THE POLICY. SEE "FEDERAL TAX CONSIDERATIONS."
                                         Variable Universal Life PROSPECTUS 29

LOAN CONDITIONS:

- The MINIMUM LOAN you may take is $1,000.

- The MAXIMUM LOAN you may take is 90% of the Cash Surrender Value on the date of the loan.

- The loan will take effect on the Business Day we receive your request.

- Loans may not be taken in the Right to Cancel Period.

- An Insured must be living.

- To secure the loan, we transfer an amount equal to the loan to the Loan Account as collateral. You may request that we transfer this amount from specific Investment Option accounts. If you do not specify any particular accounts, we will transfer the loan amount on a pro rata basis from all of your accounts with a positive value. Such amount will remain in the Loan Account until you repay the policy loan.

- In the first Policy Year, we charge you interest on your loan ("charged interest rate") at a maximum annual interest rate of the greater of 4% or the published monthly average of corporate bond yields for the calendar month ending 2 months before the month in which a Policy Year begins. We set the charged interest rate as of the beginning of the Policy Year. That rate will then apply for the entire Policy Year. This rate will be adjusted in subsequent Policy Years if the relevant published monthly average has changed by 50 basis points or more.

- Charged interest is due and payable on the earlier of the Policy Anniversary or when the Cash Surrender Value is insufficient to pay the Monthly Charge. At that time, any unpaid interest becomes part of the outstanding loan and accrues interest at the then current rate. On each Policy Anniversary, we will also transfer on a pro rata basis an amount equal to the unpaid interest to the Loan Account so that the Loan Account will be equal to the Outstanding Loan Amounts as of the date on which charged interest is due and payable.

- We credit interest on amounts in the Loan Account ("earned interest rate") for the first 15 Policy Years at a minimum annual interest rate of 2% less than the charged interest rate then in effect, and thereafter, at a minimum annual interest rate of 0.5% less than the charged interest rate then in effect. The earned interest rate will never be less than 3%.

- We transfer earned loan interest to or from the Investment Option accounts and recalculate collateral: (a) when loan interest is paid; (b) when a new loan is made; (c) when a loan repayment is made; (d) on each Policy Anniversary; and
  (e) when the Cash Surrender Value is insufficient to pay the Monthly Charge. A transfer to or from the Loan Account will be made to reflect any recalculation of collateral.

- You may repay all or part of your Outstanding Loan Amounts at any time while an Insured is alive and the Policy is in force. The minimum policy loan repayment is $100, or the total Outstanding Loan Amounts, if less. Upon each loan repayment, we will transfer from the Loan Account an amount equal to your loan repayment. We will allocate such amount to the Investment Option accounts in accordance with your instructions, as contained in an Acceptable Notice. If we do not receive specific instructions with respect to a loan repayment, we will allocate such amount in accordance with your current Premium allocation instructions.

 30  PROSPECTUS TIAA Variable Universal Life

- While your loan is outstanding, we will credit all payments you send to us as Premium payments unless you provide Acceptable Notice for the payments to be applied as loan repayments.

- We deduct any Outstanding Loan Amounts from the Policy Value upon Surrender, and from the Death Benefit Proceeds payable on the death of the Insured on a single life Policy or the Last Insured on a last survivor Policy.

- If your Outstanding Loan Amounts cause the Cash Surrender Value on a Monthly Charge Date to be less than the Monthly Charge due, your Policy will enter a Grace Period. See "Policy Lapse and Reinstatement."

- We normally pay the amount of the loan within 7 days after we receive a proper loan request. We may postpone payment of loans under certain conditions.

EFFECT OF POLICY LOANS

A loan, whether or not repaid, affects the Policy, the Policy Value, the Cash Surrender Value, and the death benefit. The Death Benefit Proceeds and Cash Surrender Value include reductions for the amount of any Outstanding Loan Amounts. As long as a loan is outstanding, we hold an amount as collateral for the loan in the Loan Account. This amount is not affected by the investment performance of the Investment Accounts and may not be credited with the interest rates accruing on the Fixed-Rate Account. Amounts transferred from the Investment Accounts to the Loan Account will affect the Policy Value, even if the loan is repaid, because we credit these amounts with an interest rate we declare rather than with a rate of return that reflects the investment performance of the Investment Accounts. Accordingly, the effect of a loan could be favorable or unfavorable, depending on whether the investment performance of the Investment Accounts and the interest credited to the Fixed-Rate Account are less than or greater than the interest being credited on the Loan Account while the loan is outstanding. The longer a loan is outstanding, the greater the effect of a policy loan is likely to be.

There are risks involved in taking a loan, including the potential for a Policy to Lapse if projected earnings, taking into account outstanding loans, are not achieved. In addition, if a loan is taken from a Policy that is part of a plan subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), the loan will be treated as a "prohibited transaction" subject to certain penalties unless additional ERISA requirements are satisfied. THE OWNER OF SUCH A POLICY SHOULD SEEK COMPETENT ADVICE BEFORE REQUESTING A POLICY LOAN. THE LAPSE OF A POLICY WITH LOANS OUTSTANDING MAY HAVE TAX CONSEQUENCES. SEE "FEDERAL TAX CONSIDERATIONS."

TELEPHONE AND INTERNET REQUESTS

You can use our Automated Telephone Service (ATS) or the TIAA-CREF Web Center's account access feature to check your account value and current allocation percentages, and make transfers. You will be asked to enter your Personal Identification Number (PIN) and Social Security number for both systems. Both will lead you through the transaction process and will use reasonable procedures to confirm that instructions given are genuine. All transactions made over the ATS and through the Web Center are electronically recorded.
                                         Variable Universal Life PROSPECTUS 31

To use the ATS, you need a touch-tone phone. The toll free number for the ATS is
(800) 842-2252. To use the Web Center's account access feature, access the TIAA-CREF Internet home page at www.tiaa-cref.org.

We will not accept electronic transfers (i.e., over the Internet, by telephone or by fax) into or out of the International Equity Portfolio between 2:30 p.m. and 4:00 p.m. Eastern Time on Business Days. All those transfer requests will be rejected. (We will, however, give you the option of re-submitting the request to be effective on a later Business Day.) Similarly, any instructions to change or cancel a previously submitted request will be rejected if those instructions are submitted electronically after 2:30 p.m. Eastern Time. If the close of trading on the New York Stock Exchange is earlier than 2:30 p.m., the restrictions on these electronic transactions will begin at the market close.

Telephone and computer systems may not always be available. Any telephone or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Administrative Office.

You should protect your PIN, because automated transaction options will be available to anyone who provides your PIN. We may not be able to verify that you are the person providing instructions through the ATS or the Web Center, or that you have authorized any such person to act for you.

We can suspend or terminate your ability to transact by telephone, fax, or over the Internet at any time for any reason.

POLICY LAPSE AND REINSTATEMENT

LAPSE

Your Policy may enter a Grace Period and possibly Lapse when the Cash Surrender Value is not enough to pay the Monthly Charge. If your Policy Lapses, all coverage under the Policy will terminate and you will receive no benefits.

Your Policy will NOT Lapse if you make a payment before the end of the Grace Period that is sufficient to make your Cash Surrender Value positive.

If your Policy enters a Grace Period, we will mail you a Premium reminder notice at least 15 days prior to Lapse that indicates the necessary payment amount and final payment date to prevent Lapse. If the Insured on a single life Policy or the Last Insured on a last survivor Policy dies during the Grace Period, we will pay the Death Benefit Proceeds.

REINSTATEMENT

Unless you have Surrendered your Policy, you may reinstate a Lapsed Policy at any time while the Insured on a single life Policy or both Insureds on a last survivor Policy are alive

 32 PROSPECTUS TIAA Variable Universal Life and within 3 years (5 years in Missouri and North Carolina) after the end of the Grace Period (and prior to the Final Policy Date) by submitting all of the following items to us at our Administrative Office:

- An Acceptable Notice requesting reinstatement;

- Evidence of insurability we deem satisfactory;

- Payment or reinstatement of any Outstanding Loan Amounts as of the date of Lapse; and

- Payment of an amount that is sufficient to make your Cash Surrender Value positive, with any unpaid Monthly Charges on the date of Lapse in states other than Pennsylvania accruing interest at an annual effective rate of 6% from the date of Lapse to the date of reinstatement.

The effective date of reinstatement is the later of the date the application for reinstatement is approved by us or the date we receive the required payment for reinstatement. The reinstated Policy will have the same Policy Date as it had prior to the Lapse. The Policy Value on the date of reinstatement will equal the amounts paid at reinstatement and then decreased by any Outstanding Loan Amount repayment, any unpaid Monthly Charges with interest, and any Premium expense charge.

THE COMPANY AND THE FIXED-RATE ACCOUNT

TIAA-CREF LIFE INSURANCE COMPANY

We are a stock life insurance company located at 730 Third Avenue, New York, New York 10017-3206.

THE FIXED-RATE ACCOUNT

The Fixed-Rate Account is part of our general account. We own the assets in the general account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate Investment Accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the Fixed-Rate Account's assets. We bear the full investment risk for all amounts allocated or transferred to the Fixed-Rate Account. We guarantee that the amounts allocated to the Fixed-Rate Account will be credited interest daily at a net effective annual interest rate of at least 3%. The principal less charges and deductions is also guaranteed. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

The Fixed-Rate Account value will not share in the investment performance of our general account. We anticipate changing the current interest rate from time to time at our sole discretion. You assume the risk that interest credited to amounts in the Fixed-Rate Account may not exceed the minimum 3% guaranteed rate.

WE HAVE NOT REGISTERED THE FIXED-RATE ACCOUNT WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED-RATE ACCOUNT.

                                    TIAA Variable Universal Life PROSPECTUS   33

THE SEPARATE ACCOUNT AND THE PORTFOLIOS

THE SEPARATE ACCOUNT

The Separate Account is a separate investment account established under New York law. We own the assets in the Separate Account and we are obligated to pay all benefits under the Policies. We may use the Separate Account to support other variable life insurance policies we issue. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and qualifies as a "separate account" within the meaning of the federal securities laws. This registration does not involve supervision of the management or investment practices or policies of the Separate Account by the Securities and Exchange Commission.

We have divided the Separate Account into Investment Accounts, each of which invests in shares of one Portfolio of the TIAA-CREF Life Funds. The Investment Accounts buy and sell Portfolio shares at net asset value. Any dividends and distributions from a Portfolio are reinvested at net asset value in shares of that Portfolio.

The Separate Account is used to provide values and benefits for the Policy and other similar policies. We own the assets in the Separate Account. The assets in the Separate Account are kept separate from our general account and our other separate accounts. Assets equal to the reserves and contract liabilities of the Separate Account will not be charged with liabilities that arise from any other business we may conduct. We may transfer assets, in excess of the reserves and contract liabilities of the Separate Account to our general account. All income, gains and losses, whether or not realized, of an Investment Account will be credited to or charged against that Investment Account without regard to our other income, gains or losses. The valuation of all assets in the Separate Account will be determined in accordance with all applicable laws and regulations. The Separate Account may include other Investment Accounts that are not available under the Policies and are not discussed in this prospectus.

THE PORTFOLIOS

The Separate Account invests in shares of certain Portfolios. Each Portfolio is part of TIAA-CREF Life Funds, a business trust organized under Delaware law on August 13, 1998 that is registered with the Securities and Exchange Commission as an open-end management investment company. This registration does not involve supervision of the management or investment practices or policies of the Portfolios by the Securities and Exchange Commission.

Each Portfolio's assets are held separate from the assets of the other Portfolios, and each Portfolio has investment objectives and policies that are different from those of the other Portfolios. Thus, each Portfolio operates as a separate investment fund, and the income or losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.

Teachers Advisors, Inc. ("Advisors"), an indirect subsidiary of TIAA, is the investment adviser for each of the five Portfolios of the TIAA-CREF Life Funds. Advisors also manages the TIAA-CREF Mutual Funds and TIAA-CREF Institutional Mutual Funds. The same personnel also manage the CREF accounts on behalf of TIAA-CREF Investment Management, LLC, an investment adviser which is also a TIAA subsidiary.
 34  PROSPECTUS TIAA Variable Universal Life

The following table summarizes each Portfolio's investment objective(s). THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE ITS STATED OBJECTIVE(S). You can find more detailed information about the Portfolios, including a description of risks and expenses, in the prospectus for the TIAA-CREF Life Funds that accompanies this prospectus. You should read this prospectus carefully.

PORTFOLIO                     INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------
STOCK INDEX FUND              Seeks a favorable long-term total return,
                              mainly from capital appreciation, by investing
                              primarily in a portfolio of equity securities
                              selected to track the overall U.S. equity
                              markets.
GROWTH EQUITY FUND            Seeks a favorable long-term return, mainly
                              through capital appreciation, primarily from
                              equity securities.
GROWTH AND INCOME FUND        Seeks a favorable long-term total return
                              through both capital appreciation and
                              investment income, primarily from income-
                              producing equity securities.
INTERNATIONAL EQUITY FUND     Seeks a favorable long-term total return,
                              mainly through capital appreciation, primarily
                              from equity securities of foreign issuers.
SOCIAL CHOICE EQUITY FUND     Seeks a favorable long-term total return that
                              reflects the investment performance of the
                              overall U.S. stock market while giving special
                              consideration to certain social criteria.
----------------------------------------------------------------------------------

Note that the attached prospectus for the TIAA-CREF Life Funds provides information for portfolios that are not available through the Policies. When you consult the attached prospectus, you should be careful to refer only to the information regarding the Portfolios listed above.

THESE PORTFOLIOS ARE NOT AVAILABLE FOR PURCHASE DIRECTLY BY THE GENERAL PUBLIC, AND ARE NOT THE SAME AS OTHER MUTUAL FUND PORTFOLIOS WITH VERY SIMILAR OR NEARLY IDENTICAL NAMES THAT ARE SOLD DIRECTLY TO THE PUBLIC. However, the investment objectives and policies of certain Portfolios available under the Policy are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance of the Portfolios available under the Policy may be lower or higher than the investment performance of these other (publicly available) portfolios. THERE CAN BE NO ASSURANCE, AND WE MAKE NO REPRESENTATION, THAT THE INVESTMENT PERFORMANCE OF ANY OF THE PORTFOLIOS AVAILABLE UNDER THE POLICY WILL BE COMPARABLE TO THE INVESTMENT PERFORMANCE OF ANY OTHER PORTFOLIO, EVEN IF THE OTHER PORTFOLIO HAS THE SAME INVESTMENT ADVISER OR MANAGER, THE SAME INVESTMENT OBJECTIVES AND POLICIES, AND A VERY SIMILAR OR NEARLY IDENTICAL NAME.

PLEASE READ THE PROSPECTUS FOR THE TIAA-CREF LIFE FUNDS TO OBTAIN MORE COMPLETE INFORMATION REGARDING THE PORTFOLIOS. KEEP THIS PROSPECTUS FOR FUTURE REFERENCE.

CHANGES TO THE SEPARATE ACCOUNT

Where permitted by applicable law, we reserve the right to take certain actions that we deem necessary to serve your best interests and appropriate to carry out the purposes of this Policy.

                                    TIAA Variable Universal Life PROSPECTUS   35

When required by law, we will obtain approval by you, the Securities and Exchange Commission, and any appropriate regulatory authority. The actions that we may take include:

- deregistering the Separate Account under the 1940 Act;

- operating the Separate Account in any form permitted under the 1940 Act, or in any other form permitted by law;

- taking any action necessary to comply with or obtain and continue any exemptions from the 1940 Act;

- transferring any assets from an Investment Account: (a) into another Investment Account; or (b) into one or more separate accounts; or (c) into our general account;

- adding, combining or removing Investment Accounts in the Separate Account;

- substituting, for the Fund shares held in any Investment Accounts, the shares of another class issued by the Fund, or the shares of another investment company or any other investment permitted by law;

- change the way we deduct or collect charges under the Policy, but without increasing the charges unless and to the extent permitted by other provisions of this Policy;

- modifying this Policy as necessary to ensure that it continues to qualify as life insurance under Section 7702 of the Code;

- making any other necessary technical changes in this Policy in order to conform with any action this provision permits us to take; and

- adding to, eliminating, or suspending your ability to allocate Net Premiums or transfer the unloaned Policy Value into any Investment Option.

We can add new Investment Accounts in the future that would invest in other fund Portfolios or other Funds. We don't guarantee that the Separate Account, any existing Investment Account, or any Investment Account added in the future will always be available. We reserve the right to add or close Investment Accounts, substitute another Fund or Portfolio without your consent, or combine Investment Accounts or Portfolios. A substituted Fund or Portfolio may have different fees and expenses. Substitutions and Investment Account closings may be made with respect to existing investments or the investment of future Premiums, or both. However, no substitution will be made without any necessary approval of the Securities and Exchange Commission. The Fund also may discontinue offering its shares to the Investment Accounts. In addition, we reserve the right to make other structural and operational changes affecting the Separate Account and the Policy.

We will notify you if any of these changes result in a material change in the underlying investments of an Investment Account of the Separate Account to which any part of your Policy Value is allocated. Details of any such change will be filed with any regulatory authority where required and will be subject to any required approval.

If you object to the material change and a portion of your Policy Value is attributable to the affected Investment Account, then you may transfer that value into:

- another Investment Account; or

- the Fixed-Rate Account.
 36  PROSPECTUS TIAA Variable Universal Life

To effect such transfer, we must receive your Acceptable Request at our Administrative Office within 60 days of the postmarked notice of material change. We will not deduct a transfer charge for this transaction.

VOTING PORTFOLIO SHARES

The Separate Account is the legal owner of the shares of the Funds of the TIAA-CREF Life Funds offered through your contract. It therefore has the right to vote its shares at any meeting of the TIAA-CREF Life Funds' shareholders. The TIAA-CREF Life Funds doesn't plan to hold annual meetings of shareholders. However, if and when shareholder meetings are held, we will give you the right to instruct us how to vote the shares attributable to your contract. If we don't receive timely instructions, your shares will be voted by TIAA-CREF Life in the same proportion as the voting instructions received on all outstanding contracts. TIAA-CREF Life may vote the shares of the Funds in its own right in some cases, if it determines that it may legally do so.

CHARGES AND DEDUCTIONS

We make certain charges and deductions under the Policy. These charges and deductions compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume.

We may waive, reduce or vary any Policy charges, including Premium Expense Charges and Policy Unit Charges, under circumstances in which our expenses are expected to be lower. The amount of the variations and the conditions under which we grant them may change from time to time. These variations generally reflect cost savings over time that we anticipate for Policies sold under certain circumstances, including when Policies are sold to a group or sponsored arrangement. A "group arrangement" includes a situation where a trustee, employer or similar entity purchases individual Policies covering a group of individuals. Examples of such arrangements are non-tax qualified deferred compensation plans. A "sponsored arrangement" includes a situation where an employer or an association permits group solicitation of its employees or members for the purchase of individual Policies.

SERVICES AND BENEFITS WE PROVIDE:

- the death benefit, cash, and loan benefits under the Policy

- Investment Options, including Premium allocation

- administration of elective options

- the distribution of reports to Owners

COSTS AND EXPENSES WE INCUR:

- costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any Riders)

- overhead and other expenses for providing services and benefits

- sales and marketing expenses

                                    TIAA Variable Universal Life PROSPECTUS   37

- other costs of doing business, such as collecting Premiums, maintaining records, processing claims, effecting transactions, and paying Federal, state, and local income, premium, and other taxes and fees.

RISKS WE ASSUME:

- that the cost of insurance charges we may deduct are insufficient to meet our actual claims because the Insured(s) dies sooner than we estimate

- that the cost of providing the services and benefits under the Policies exceed the charges we deduct

- that our investment returns in the general account will be less than the interest rate credited in the Fixed-Rate Account.

PREMIUM EXPENSE CHARGE

Prior to allocation of Net Premium, we deduct a Premium expense charge from each Premium to compensate us for certain taxes and credit the remaining amount (the Net Premium) according to your allocation instructions. The Premium expense charge currently equals 4% of each Premium payment. We may increase this charge to a maximum of 6% of each Premium payment. We reserve the right to reduce or waive the premium expense charge for particular contracts when we anticipate that our administration expenses will be lower. In addition, we reserve the right to waive the premium expense charge when no premium tax is incurred.

MONTHLY CHARGE

We deduct a Monthly Charge from the Policy Value on the Policy Date and on each Monthly Charge Date prior to the Final Policy Date to compensate us for underwriting, issue, and administrative expenses and for the Policy's insurance coverage including Rider benefits, if any. We will make deductions from each Investment Option on a pro rata basis (i.e., in the same proportion that the value in each Investment Option bears to the Cash Surrender Value prior to the deduction). Because portions of the Monthly Charge can vary from month to month, the Monthly Charge will also vary.

If the Policy Date is set prior to the Issue Date, a Monthly Charge will accrue on the Policy Date and on each Monthly Charge Date until and including the Issue Date. On the Issue Date, these accrued Monthly Charges will be deducted from the Policy Value. We will then deduct a Monthly Charge from the Policy Value on each Monthly Charge Date thereafter as described above.

The Monthly Charge has 4 components:

- the monthly policy unit charge

- the monthly policy fee

- the monthly cost of insurance charge

- charges for any Riders (as specified in the applicable Rider(s)).

POLICY UNIT CHARGE. We assess a monthly policy unit charge to compensate us for administrative and operating expenses that vary with the size of the policy. On a single life
 38  PROSPECTUS TIAA Variable Universal Life

Policy, we currently deduct this charge each month during the first 15 Policy Years (and during the 15 years following an increase in Face Amount) at the annual rate of $0.60 per $1,000 of Face Amount (or increase in Face Amount). On a last survivor Policy, we currently deduct this charge each month during the first 20 Policy Years (and during the 20 years following an increase in Face Amount) at the annual rate of $0.96 per $1,000 of Face Amount (or increase in Face Amount). We reserve the right to reduce or waive the Policy Unit Charge for particular contracts when we anticipate that our administration expenses will be lower.

The maximum guaranteed policy unit charge varies based on the Issue Age, Face Amount, and Policy Year. In no event will the annual rates imposed exceed the following amounts:

                                                                  AMOUNT (PER $1,000
                                      ISSUE AGES   POLICY YEARS      OF FACE AMOUNT)
-----------------------------------------------------------------------------------------
SINGLE LIFE POLICY                           0-9           1-15                $0.84
                                                            16+                $0.24
                                           10-29           1-15                $0.96
                                                            16+                $0.36
                                           30-49           1-15                $1.08
                                                            16+                $0.48
                                             50+           1-15                $1.20
                                                            16+                $0.60
LAST SURVIVOR POLICY                       30-39           1-20                $0.96
                                                            21+                $0.00
                                           40-49           1-20                $1.20
                                                            21+                $0.24
                                             50+           1-20                $1.50
                                                            21+                $0.54
-----------------------------------------------------------------------------------------

                                    TIAA Variable Universal Life PROSPECTUS   39

MONTHLY POLICY FEE. We assess a monthly policy fee that varies by Issue Age and Policy Year to compensate us for administrative and operating expenses that do not vary with the size of the policy. Currently, the following annualized policy fees apply:

                                                                  AMOUNT (PER $1,000
                                      ISSUE AGES   POLICY YEARS      OF FACE AMOUNT)
-----------------------------------------------------------------------------------------
SINGLE LIFE POLICY                          0-24            1-4                 $150
                                                             5+                 $120
                                           25-29            1-3                 $198
                                                             4+                 $102
                                           30-49            1-2                 $300
                                                             3+                 $ 84
                                             50+              1                 $600
                                                             2+                 $ 72
LAST SURVIVOR POLICY                       30-34            1-3                 $324
                                                             4+                 $ 72
                                           35-49            1-2                 $492
                                                             3+                 $ 72
                                             50+              1                 $996
                                                             2+                 $ 72
-----------------------------------------------------------------------------------------

In no event will the policy fees imposed exceed the annualized rates provided above. We reserve the right to reduce or waive the Policy Fee for particular contracts when we anticipate that our administration expenses will be lower.

COST OF INSURANCE. We assess a monthly cost of insurance charge to compensate us for providing the death benefit. We may use part of the monthly cost of insurance charge to recover sales and promotional expenses arising from the issuance of the Policy. This expense recovery component is higher in early Policy Years.

The charge depends on a number of variables (including Issue Age, Underwriting Class, Policy Year, Policy Value, death benefit option, Face Amount, and in most states, sex) that would cause it to vary from Policy to Policy and from Monthly Charge Date to Monthly Charge Date.

THE COST OF INSURANCE CHARGE IS EQUAL TO:

- the monthly cost of insurance rate; multiplied by

- the net amount at risk for your Policy on the Monthly Charge Date.

THE NET AMOUNT AT RISK IS EQUAL TO:

- the death benefit divided by an interest discount factor on the Monthly Charge Date; minus

- the Policy Value on the Monthly Charge Date.

We calculate the monthly cost of insurance charge after the Monthly Charge for the policy unit charge and policy fee. However, depending on the particular Rider attached to the Policy, the Monthly Charge for that Rider may be calculated either before or after the monthly cost
   40PROSPECTUS Variable Universal Life
of insurance charge. Any Rider attached to the Policy will specify the order in which we calculate the Monthly Charge for that Rider.

We calculate the cost of insurance charge separately for the Initial Face Amount and for any increase in Face Amount. If we approve an increase in your Policy's Face Amount, then a different Underwriting Class and a different cost of insurance rate may apply to the increase, based on an Insured's circumstances at the time of the increase.

We also calculate the net amount at risk separately for the Initial Face Amount and for any increase in Face Amount. In determining each net amount at risk, we allocate the Policy Value among the Initial Face Amount and any increments of Face Amount in proportion to the total Face Amount. If the death benefit is increased because of the requirements of Section 7702 of the Code, we will allocate such increase among the Initial Face Amount and any increments of Face Amount in proportion to the total Face Amount. The net amount at risk is affected by investment performance, loans, payment of Premiums, Policy fees and charges, the death benefit option chosen, partial withdrawals, and decreases in Face Amount.

COST OF INSURANCE RATES. We base the cost of insurance rates on an Insured's Underwriting Class, Issue Age, Face Amount, death benefit option, number of full years insurance has been in force, and in most states, sex. The actual monthly cost of insurance rates are based on our expectations as to future mortality and expense experience. We reserve the right to change monthly cost of insurance rates; however, these rates will never be greater than the guaranteed cost of insurance rates stated in your Policy. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Table, Age Last Birthday, Smoker or Nonsmoker, Male or Female. For Insureds with Attained Ages below 20, these guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Table, Aggregated Smoker, Male or Female. Separate scales of the guaranteed maximum cost of insurance rates apply to substandard risk classifications or policies with flat or temporary extra mortality charges. For Policies issued in states which require "unisex" policies or in conjunction with employee benefit plans, the maximum cost of insurance charge depends only on an Insured's Attained Age, Underwriting Class, Policy Year and a blend of the 1980 Commissioners Standard Ordinary Mortality Tables for males and females. Any change in the cost of insurance rates will be on a uniform basis for all Insureds of the same sex, Underwriting Class, Issue Age, Face Amount, death benefit option, and number of full years insurance has been in force.

UNDERWRITING CLASS. The Underwriting Class of an Insured will affect the cost of insurance rates, as will the incurrence of any flat or temporary extra mortality charges. We currently place Insureds into one of the following classes: preferred non-tobacco, select non-tobacco, or standard tobacco. Insureds can also be placed into one of a number of substandard non-tobacco or substandard tobacco classes. Substandard classes reflect higher mortality risks.

- In an otherwise identical Policy, an Insured in the preferred class will have a lower cost of insurance rate than an Insured in a select class, and an Insured in a select class will have a lower cost of insurance rate than an Insured in a substandard class.

                                         Variable Universal Life PROSPECTUS 41

- Juveniles will be classified as standard tobacco until Attained Age 20. Shortly before an Insured attains age 20, we will notify the Insured about reclassification and will send the Insured an application for change in Underwriting Class. If the Insured does not qualify as a preferred non-tobacco or select non-tobacco or does not return the application, cost of insurance rates for standard tobacco will be used. However, if the Insured returns the application and qualifies as a preferred non-tobacco, the cost of insurance rates will be changed to reflect the preferred non-tobacco classification. If the Insured returns the application and qualifies as a select non-tobacco, the cost of insurance rates will reflect the select non-tobacco classification.

- Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers in the same Underwriting Class.

CHARGES FOR RIDERS. The Monthly Charge includes charges for any supplemental insurance benefits you add to your Policy by Rider.

SURRENDER CHARGES

We do not deduct any Surrender charges if you Surrender the Policy or take any partial withdrawals.

DAILY CHARGES

We deduct daily charges from each Investment Account (but not the Fixed-Rate Account) to compensate us for certain mortality and expense risks we assume, and for certain administrative expenses we incur.

The mortality risk is the risk that an Insured will live for a shorter time than we project. The expense risk is the risk that the expenses that we incur will exceed the administrative charge limits we set in the Policy. Currently, the mortality and expense risk charge is equal to the assets in each Investment Account, multiplied by 0.0002740%, which is the daily portion of the annual mortality and expense risk charge rate of 0.10% during all Policy Years.

The administrative expense charge is equal to the assets in each Investment Account, multiplied by 0.0005479%, which is the daily portion of the annual administrative expense charge of 0.20% during all Policy Years. If these charges do not cover our actual costs, we absorb the loss. Conversely, if the charges more than cover actual costs, the excess is added to our surplus. We expect to profit from these charges and may use these profits for any lawful purpose including covering distribution expenses.

The sum of the Mortality and Expense Risk and Administrative Expense Charges will not exceed 1.20% annually.

TRANSFER CHARGE

We currently allow you to make 12 transfers among the various accounts available under the Investment Options each Policy Year with no additional charge.

- We may deduct $25 for the 13th and each additional transfer made during a Policy Year to compensate us for the cost of processing these transfers.
   42PROSPECTUS Variable Universal Life

- For purposes of assessing the transfer charge, we consider each Acceptable Request to be one transfer, regardless of the number of Investment Options affected by the transfer.

- We deduct the transfer charge from the target Investment Option.

- Transfers due to dollar cost averaging, loans, the exchange privilege, change in Investment Account investment policy, or the initial reallocation of account values from the Fixed-Rate Account do NOT count as transfers for the purpose of assessing any transfer charge.

ACCELERATED DEATH BENEFIT FEE

If you qualify for and elect to receive a one-time lump-sum accelerated death benefit payment, we will discount any accelerated death benefit payment for one year of interest and an administrative expense charge not to exceed $200. For more information on accelerated death benefits, see "Death
Benefit -- Accelerated Death Benefit."

LOAN INTEREST CHARGE

We charge you interest (the "charged interest rate") on a loan at a maximum interest rate of 4% or the published monthly average of corporate bond yields for the calendar month ending 2 months before the month in which the Policy Year begins. The charged interest rate is set at the beginning of the Policy Year. We also credit interest on amounts in the Loan Account (the "earned interest rate") at a minimum annual earned interest rate of 2% less than the charged interest rate then in effect during the first 15 Policy Years. After the first 15 Policy Years, the minimum earned interest rate is 0.5% less than the charged interest rate then in effect. As a result, the loan interest charge on a loan will never be more than 2% during the first 15 Policy Years or 0.5% thereafter (the minimum annual earned interest rate).

PORTFOLIO EXPENSES

The Portfolios deduct management fees and other expenses from their assets. The value of the net assets of each Investment Account reflects the management fees and other expenses incurred by the corresponding Portfolio in which the Investment Account invests. Portfolio expenses for the Investment Accounts may also change periodically. For further information, consult the Portfolios' prospectuses and the Annual Operating Expense table included in the summary of this prospectus.

FEDERAL TAX CONSIDERATIONS

INTRODUCTION. The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service ("IRS").

TAX STATUS OF THE POLICY. In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Although guidance as to how these requirements are to be applied is limited,
                                         Variable Universal Life PROSPECTUS 43
we believe that the Policy should satisfy the applicable requirements. There is less guidance, however, with respect to Policies issued on a substandard basis (i.e., an Underwriting Class involving higher than standard mortality risk) and Policies insuring two lives, and there is more uncertainty as to those contracts. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of an Owner to allocate Premiums and cash values, have not been explicitly addressed in published IRS rulings. While we believe that the Policies do not give Owners investment control over Separate Account assets, we reserve the right to modify the Policies or to limit the number of variable options available under the Policy in order to seek to prevent an Owner from being treated as the Owner of a pro rata share of the assets in the Separate Account.

In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Separate Account, through the underlying Funds, will satisfy these diversification requirements.

CHANGES TO COMPLY WITH THE LAW. So that your Policy continues to qualify as life insurance under the Code or to avoid having the Policy become a MEC, we reserve the right to limit or refund all or part of your Premium payments. We may refuse to allow you to make partial withdrawals that would cause your Policy to fail to qualify as life insurance under the Code. We also may:

- make changes to your Policy or its Riders; or

- make distributions from your Policy to the degree that we deem necessary to qualify your Policy as life insurance for tax purposes.

If we make any changes of this type, we will make similar changes to all affected policies.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

IN GENERAL. We believe that Death Benefit Proceeds under a Policy are excludable from the gross income of the Beneficiary for federal income tax purposes. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. A tax adviser should be consulted as to these consequences.
   44PROSPECTUS Variable Universal Life

Generally, the Owner will not be deemed to be in constructive receipt of the Policy Value until there is a distribution. (The tax consequences associated with keeping a Policy in force after the Insured on a single life Policy or the younger Insured on a last survivor Policy reaches Attained Age 100 are unclear. A tax adviser should be consulted about such consequences.) When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a MEC.

MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as MECs with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to Premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. The Policy will be a MEC if the premiums we receive are greater than the "seven-pay limit" as determined under
Section 7702A of the Code. The "seven-pay limit" means that, during the first seven years of the policy, the sum of the actual premiums paid may not exceed the sum of the "seven-pay premium". Generally, the "seven-pay premium" is the level annual premium, such that if it were paid for each of the first seven years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the "seven-pay premiums" were $1,000, the maximum cumulative premiums that could be paid during the first seven years of a policy to avoid MEC status would be $1,000 in the first year, $2,000 through the first two years, $3,000 through the first three years, etc. Under this test, a policy may or may not be a MEC, depending on the amount of premiums paid during each of the policy's first seven years.

Certain changes in a Policy after it is issued could also cause it to be classified as a MEC. For example, a reduction in benefits during the first seven contract years for a Policy issued on a single life, or at any time for a Policy issued on two or more lives, may cause the Policy to be classified as a MEC. A Policy that is acquired in exchange for a life insurance contract classified as a MEC prior to the exchange will be classified as a MEC. A Policy that is acquired in exchange for a life insurance contract not classified as a MEC prior to the exchange will generally not be classified as a MEC if no Premiums are paid under the Policy during the first seven Policy Years after the exchange. A current or prospective Owner should consult with a competent adviser to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

If a Policy becomes a MEC, all distributions during the contract year in which the policy becomes a MEC will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.

MULTIPLE POLICIES. All MECs that are issued (or that subsequently become a MEC) by us or our affiliates to the same Owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the Owner's income when a taxable distribution occurs.

                                         Variable Universal Life PROSPECTUS 45

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT
CONTRACTS. Policies classified as MECs are subject to the following tax rules:

- All distributions other than death benefits, including distributions upon full or partial Surrenders and withdrawals, from a MEC will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

- Loans taken from or secured by a Policy classified as a MEC are treated as distributions and taxed accordingly, as described above.

- A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has Attained Age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary or designated Beneficiary.

You should consult a tax adviser to determine if you may be subject to the 10% penalty tax on any distribution or loan that you receive under the Policy.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a MEC are generally treated first as a recovery of the Owner's investment in the Policy and, only after the recovery of all investment in the Policy, as taxable income. However, certain distributions that must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a MEC are generally not treated as distributions.

Finally, distributions and loans from or secured by a Policy that is not a MEC are not subject to the 10 percent additional income tax.

INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate Premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free. When a loan is taken out under a Policy that is a MEC, your investment in the Policy is increased by the amount of the loan that is treated as a taxable distribution.

POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is Surrendered, canceled, or allowed to Lapse, the amount of the outstanding indebtedness (plus accrued interest) will be added to the amount distributed and will be taxed accordingly. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

WITHHOLDING. Withholding of Federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies the Company of that election. If the amount withheld for you is insufficient
   46PROSPECTUS Variable Universal Life
to cover income taxes, you may have to pay income taxes and possibly penalties later. Different rules may apply to United States citizens or expatriates living abroad. In addition, some states have enacted legislation requiring withholding.

SECTION 1035 EXCHANGES. Code section 1035 generally provides that no gain or loss shall be recognized by the Owner on the exchange of one life insurance contract for another life insurance contract, an annuity contract or an endowment contract. Contracts subject to tax rules in effect prior to certain legislative changes are likely to be treated as new contracts for purposes of both section 7702, which establishes the tests for whether a contract is a life insurance contract for Federal income tax purposes, and section 7702A, which provides the criteria for determining whether a contract is a MEC. Prospective purchasers wishing to take advantage of section 1035 should consult their tax advisers.

BUSINESS USES OF POLICY. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

SPLIT-DOLLAR ARRANGEMENTS. The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Additionally, on July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United Sates, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

TAX SHELTER REGULATIONS. Prospective owners that are corporations should consult a tax advisor about the treatment of the Policy under the Treasury Regulations applicable to corporate tax shelters.
                                         Variable Universal Life PROSPECTUS 47

ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the owner is subject to the tax.

OTHER TAX CONSIDERATIONS. The transfer of the Policy or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a Beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the Owner may have generation skipping transfer tax consequences under federal tax law. The particular situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes. A tax adviser should be consulted as to these consequences.

ACCELERATED DEATH BENEFITS. Payments received under the accelerated death benefit will be excludable from the gross income of the recipient if applicable tax law requirements are met. However, you should consult a qualified tax adviser about the consequences of receiving a payment under this benefit.

TAX TREATMENT OF POLICY SPLIT. The policy split rider permits a Policy issued on a last survivor basis to be split into two individual Policies. It is not clear whether exercising the policy split rider will be treated as a taxable transaction or whether the individual Policies that result will be classified as Modified Endowment Contracts. A tax adviser should be consulted before exercising the policy split rider.

POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

OUR INCOME TAXES

Under current Federal income tax law, as a life insurance company we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for Federal income taxes. We reserve the right to charge the Separate Account for any future Federal income taxes we may incur.

Under current laws in several states, we may incur state and local taxes in addition to Premium taxes. These other taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes. If we charge for such taxes in the future, such charges will be imposed on all affected policies.

RIDERS

The following Riders offering supplemental benefits are available under the Policy. Most of these Riders are subject to age and underwriting requirements and, unless otherwise
   48PROSPECTUS Variable Universal Life
indicated, must be purchased when the Policy is issued. We deduct any Monthly Charges for these Riders from the Policy Value as part of the Monthly Charge. These Riders (which are summarized below) provide fixed benefits that do not vary with the investment performance of the Separate Account. These Riders may not be available in all states. Please contact us for further details.

  AUTOMATIC INCREASE RIDER. This Rider is available both for a Policy issued on a single life or a Policy issued on a last survivor basis. This Rider increases the Face Amount of the Policy by 5% of the Initial Face Amount on each of the first ten policy anniversaries. You can only select this Rider at issue. Guaranteed and current charges are the same as for the Initial Face Amount of the base policy.

  FOUR-YEAR TERM BENEFIT RIDER. This Rider is available both for a Policy issued on a single life or a Policy issued on a last survivor basis. Subject to our underwriting requirements, this Rider provides level term insurance coverage equal to 125% of the Initial Face Amount for 4 years from the Issue Date. You can only select this Rider at issue.

  GUARANTEED MINIMUM DEATH BENEFIT RIDER. This Rider is available both for a Policy issued on a single life or a Policy issued on a last survivor basis. Under this Rider, your Policy and any other Riders added to it will remain in force even if the Cash Surrender Value is less than the Monthly Charge when due if you satisfy the Rider's premium requirement. This Rider requires that the total Premium payments you've made are equal to or greater than: (a) the total monthly guaranteed minimum death benefit Premiums (as specified in the Policy) for each Monthly Charge Date starting with the Policy Date; (b) any Outstanding Loan Amount; and (c) the total withdrawals you've made. There is no specific charge to add this Rider to your policy, although required Premium levels must be paid in order to activate its benefits.

  WAIVER OF MONTHLY CHARGES RIDER. This Rider is available only for a Policy issued on a single life basis at issue for Issue Ages 20-60 and at Attained Age 20 for Issue Ages 0-19. This Rider waives the Monthly Charge while the Insured is disabled, as defined in the Rider, as long as the disability commenced prior to the Insured's Attained Age 65 and has continued for at least six consecutive months without any period of recovery. We impose a charge each month as part of the Monthly Charge if you select this Rider, which depends on the Issue Age and, in most states, sex of the Insured (the charge is higher for females than males). Additional restrictions and charges apply if you have selected this Rider and later increase your Face Amount.

  POLICY SPLIT RIDER. This Rider is available only for Policies issued on a last survivor basis. It allows the base policy to be split into two single life Policies in the event of a divorce between two married Insureds, or a business dissolution between two Insured partners or significant shareholders. The election to split the policy must be made between 6 months and 1 year of the triggering event. YOU SHOULD CONSULT A TAX ADVISER ABOUT THE TAX CONSEQUENCES OF SPLITTING A POLICY.

  SINGLE LIFE TERM RIDER. This Rider is available only at issue for Policies issued on a last survivor basis. This Rider is available for one of the covered Insureds. It provides a level death benefit on the death of the covered Insured in the form of term insurance. It is available only at issue and will provide coverage through the Insured's age 80. The Rider
                                         Variable Universal Life PROSPECTUS 49
  will be taken into account in determining the minimum guarantee Premiums under the Guaranteed Minimum Death Benefit Rider.

SALE OF THE POLICY

The Policy is offered continuously by Teachers Personal Investors Services, Inc. ("TPIS"), a subsidiary of TIAA which is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the NASD. TPIS may be considered the "principal underwriter" for interests in the Policy. Anyone distributing the Policy must be a registered representative of TPIS, whose main office is at 730 Third Avenue, New York, New York 10017-3206. No commissions are paid in connection with the distribution of the Policies. Although TIAA-CREF Life will pay TPIS a fee from its general account assets, this fee will include amounts derived from the mortality and expense risk charge.

Customer complaints may be directed to our Planning and Service Center, Customer Relations Unit (A2-01), 8500 Andrew Carnegie Blvd., Charlotte, NC 28262, telephone 800-223-1200.

ADDITIONAL INFORMATION

STATE VARIATIONS

This prospectus provides a general description of the Policy. Policies issued in your state may provide different features and benefits from, and impose a different cost than, those described in this prospectus. Your actual Policy and any endorsements are the controlling documents. You should read the Policy carefully for any variations in your state. If you would like to review a copy of the Policy and endorsements, contact our Administrative Office.

PERFORMANCE DATA

In order to demonstrate how the actual investment performance of the Portfolios could have affected the death benefit, Policy Value, and Cash Surrender Value of the Policy, we may provide hypothetical illustrations using the actual investment performance of each Portfolio since its inception. THESE HYPOTHETICAL ILLUSTRATIONS ARE DESIGNED TO SHOW THE PERFORMANCE THAT COULD HAVE RESULTED IF THE POLICY HAD BEEN IN EXISTENCE DURING THE PERIOD ILLUSTRATED AND ARE NOT INDICATIVE OF FUTURE PERFORMANCE.

The values we illustrate for death benefit, Policy Value, and Cash Surrender Value take into account all applicable charges and deductions from the Policy, the Separate Account and the Portfolios, presenting separate sets of values based on current and guaranteed charges, but do not deduct charges for any Riders.

LEGAL PROCEEDINGS

The Separate Account, the Company, TPIS, and Advisors are not involved in any legal action or any pending or threatened lawsuits that they believe will have a materially adverse impact on them or on the Separate Account.

   50PROSPECTUS Variable Universal Life

FINANCIAL STATEMENTS

Our financial statements and the financial statements for the Separate Account are contained in the Statement of Additional Information. Our financial statements should be distinguished from the Separate Account's financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies.

                                         Variable Universal Life PROSPECTUS 51

GLOSSARY

ACCEPTABLE NOTICE OR REQUEST. The notice or request you must deliver to us at our Administrative Office to request or exercise your rights as Owner under the Policy. To be complete, each such notice or request must: (1) be in a form we accept; (2) contain the information and documentation that we determine in our sole discretion is necessary for us to take the action you request or for you to exercise the right specified (including your policy number, your full name, the full name of the Insured(s), and your current address); and (3) be received at our Administrative Office.

ADMINISTRATIVE OFFICE. The office you must contact to exercise any of your rights under the Policy. You should send all payments and requests to: TIAA-CREF Life Insurance Company, Administrative Office, 730 Third Avenue, New York, New York 10017-3206, Telephone: (800) 223-1200.

ATTAINED AGE. A person's age on the Policy Date, plus the number of full Policy Years completed since the Policy Date. We increase "Attained Age" by one year on each Policy Anniversary.

BENEFICIARY. The person(s) you select to receive the Death Benefit Proceeds from the Policy.

BUSINESS DAY. Any day that the New York Stock Exchange or its successor is open for trading. It usually ends at 4:00 PM Eastern Time or when trading closes on the New York Stock Exchange or its successor, whichever is earlier. If we receive your payment or request after the end of a Business Day, we'll process it as of the end of the next Business Day. Certain restrictions may apply with respect to particular Portfolios, see "Telephone and Internet Requests."

CASH SURRENDER VALUE. The amount we pay when you Surrender your Policy. It is equal to the Policy Value less any Outstanding Loan Amount.

CODE. The Internal Revenue Code of 1986, as amended, and its related rules and regulations.

COMPANY (WE, US, OUR). TIAA-CREF Life Insurance Company.

DEATH BENEFIT PROCEEDS. The amount we pay to your beneficiaries when we receive satisfactory proof of the death of the Insured on a single life Policy or both Insureds on a last survivor Policy. The amount equals the death benefit under the death benefit option you've chosen plus any Riders you've added, minus any Outstanding Loan Amount and any overdue Monthly Charges. Death proceeds under a last survivor Policy's Single Life Level Term Insurance Rider, if attached, are payable when the person insured by the Rider dies.

FACE AMOUNT. The dollar amount of insurance selected by the Owner. The Face Amount may be increased or decreased after issue, subject to certain conditions. The Face Amount may be affected by any accelerated death benefit payments, changes in death benefit options, partial withdrawals, and automatic increases in Face Amount. The Face Amount is a factor in determining the death benefit and certain charges.
   52PROSPECTUS Variable Universal Life

FINAL POLICY DATE. The date the Insured on a single life Policy or the younger Insured on a last survivor Policy reaches Attained Age 100. After the Final Policy Date, the death benefit will equal the Policy Value, we will not accept any additional Premiums, and we will not make Monthly Charges.

FIXED-RATE ACCOUNT. An Investment Option supported by our general account. Policy Value allocated to the Fixed-Rate Account earns at least 3% annual interest.

FUND. An investment company that is registered with the Securities and Exchange Commission. The Policy allows you to invest in certain Portfolios of TIAA-CREF Life Funds that are listed on the front page of this prospectus.

GRACE PERIOD. The period after which a Policy will Lapse if you do not make a sufficient payment.

GUIDELINE PREMIUM TEST. One of the two alternative tests under the Code to analyze whether a policy qualifies as a life insurance contract that is eligible for special tax treatment under the Code.

INITIAL FACE AMOUNT. The Face Amount on the Issue Date.

INSURED. A person whose life is insured by the Policy.

INVESTMENT ACCOUNTS. Each Investment Account is a subaccount of the Separate Account, and invests its assets in shares of a corresponding Portfolio of the TIAA-CREF Life Funds.

INVESTMENT OPTIONS. The options you can choose from when you're allocating Net Premiums under the Policy. The Investment Options for the Policy include the Investment Accounts and the Fixed-Rate Account.

ISSUE AGE. An Insured's age as of his or her last birthday on or prior to the Policy Date.

ISSUE DATE. The date on which the Policy is issued at our Administrative Office. This date is used to measure suicide and contestable periods.

LAPSE. When your Policy terminates without value after a Grace Period. You may reinstate a Lapsed Policy, subject to certain conditions.

LAST INSURED. The Last Insured to die under a last survivor Policy.

LOAN ACCOUNT. The account within our general account to which we transfer Policy Value from the Investment Options as collateral when you take out a policy loan.

MEC. A Modified Endowment Contract, which is a special kind of life insurance policy as defined under the Code. A MEC doesn't receive the same tax advantages as other life insurance policies.

                                         Variable Universal Life PROSPECTUS 53

MONTHLY CHARGE. This is the monthly amount we deduct from the Policy Value on each Monthly Charge Date. The Monthly Charge includes the policy unit charge, policy fee, cost of insurance charge, and charges for any Riders.

MONTHLY CHARGE DATE. The day we deduct the Monthly Charge from your Policy Value. It's the same date of each calendar month as the Policy Date, or it's the last day of the month if that comes first.

NET PREMIUM. The portion of a Premium payment allocated to the Investment Options. It equals the Premium less the Premium expense charge.

OUTSTANDING LOAN AMOUNT. The amount in the Loan Account plus any unpaid and accrued interest you owe.

OWNER (YOU, YOUR). The person entitled to exercise all rights as Owner under the Policy.

POLICY ANNIVERSARY. The same date of each calendar year as the Policy Date. If the Policy Date is February 29th and the current calendar year is not a leap year, the Policy Anniversary will be February 28th.

POLICY DATE. The effective date of the Policy as set forth in the Policy. The Policy Date is used to determine Monthly Charge Dates and Policy Years. The Policy Date is generally the same as the Issue Date but, subject to state approval, may be another date agreed upon by us and the proposed Insured(s).

POLICY VALUE. The sum of your Policy's values in the Investment Accounts, the Fixed-Rate Account, and the Loan Account.

POLICY YEAR. A year that starts on the Policy Date or on a policy anniversary.

PORTFOLIO. One of the following portfolios of the TIAA-CREF Life Funds: the Stock Index Fund, the Growth Equity Fund, the Growth and Income Fund, the International Equity Fund, and the Social Choice Fund. Each Investment Account invests exclusively in one Portfolio.

PREMIUMS. All payments you make under the Policy other than repayments of Outstanding Loan Amounts.

RIDER. An amendment, addition, or endorsement to the Policy that changes the terms of the Policy by: (1) expanding Policy benefits; (2) restricting Policy benefits; or (3) excluding certain conditions from the Policy's coverage. A Rider that is added to the Policy becomes part of the Policy.

RIGHT TO CANCEL PERIOD. The period shown on your Policy's cover page during which you may examine and return the Policy to us at our Administrative Office and receive a refund. The length of the Right to Cancel Period varies by state.

   54PROSPECTUS Variable Universal Life

SEPARATE ACCOUNT. TIAA-CREF Life Separate Account, VLI-1. The Separate Account is divided into Investment Accounts, each of which invests in shares of a corresponding Portfolio of the TIAA-CREF Life Funds.

SURRENDER. To cancel the Policy by Acceptable Request from the Owner or the Owner's assignee and return of the Policy to us at our Administrative Office.

UNDERWRITING CLASS. A class we assign to the person insured by the policy and use to calculate cost of insurance charges. Classes are based on health, tobacco use, and other non-medical factors. The classes are: preferred non-tobacco, select non-tobacco, and standard tobacco. There are also various substandard non-tobacco and substandard tobacco classes. These classes may include any flat or temporary extra mortality charges.

UNIT. A unit of measure used to calculate the amount of Policy Value in any Investment Account.

                                         Variable Universal Life PROSPECTUS 55

STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS

ADDITIONAL POLICY INFORMATION...............................   B-3
     The Policy.............................................   B-3
     Our Right to Contest the Policy........................   B-3
     Policy Cost Factors....................................   B-3
     Additional Ownership Rights............................   B-3
     Additional Information on Dollar Cost Averaging........   B-4
     Suicide Exclusion......................................   B-4
     Misstatement of Age or Sex.............................   B-5
     Changing Death Benefit Options.........................   B-5
     Payment of Policy Benefits.............................   B-5
     Delays in Payments We Make.............................   B-6
     Policy Termination.....................................   B-7

ADDITIONAL INFORMATION ON SALES OF THE POLICIES.............   B-7

ILLUSTRATIONS...............................................   B-7

PERFORMANCE DATA............................................   B-7

ADDITIONAL INFORMATION......................................   B-9
     Legal Developments Regarding Unisex Actuarial Tables...   B-9
     Reports to Owners......................................   B-9
     Safekeeping of Account Assets..........................  B-10
     Records................................................  B-10
     Legal Matters..........................................  B-10
     Experts................................................  B-10
     Additional Information about the Company...............  B-10
     Additional Information about the Separate Account......  B-10
     Potential Conflicts of Interest........................  B-10
     Other Information......................................  B-10
     Financial Statements...................................  B-10

INDEX TO FINANCIAL STATEMENTS...............................  B-12

   56PROSPECTUS Variable Universal Life

                      (This page intentionally left blank)

[TIAA LOGO]
730 THIRD AVENUE
NEW YORK, NEW YORK 10017-3206
TELEPHONE: (800) 223-1200

   To learn more about the Policy, you should read the statement of Additional Information ("SAI") dated the same date as this prospectus. The SAI contains more detailed information about the Policy than is contained in this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of the prospectus. The Table of Contents for the SAI appears on the last page of this prospectus. For a free copy of the SAI, to receive personalized illustrations of Death Benefit Proceeds, Cash Surrender Values, and Policy Values, and to request other information about the Policy please call or write to us at our Administrative Office (1-800-223-1200).

   The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 2059-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

                  Investment Company Act of 1940 Registration File No. 811-10393

                                  STATEMENT OF
                             ADDITIONAL INFORMATION

                                  May 1, 2003

                      FLEXIBLE PREMIUM INDIVIDUAL VARIABLE
                        UNIVERSAL LIFE INSURANCE POLICY

                    FLEXIBLE PREMIUM LAST SURVIVOR VARIABLE
                        UNIVERSAL LIFE INSURANCE POLICY

                     TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

                        TIAA-CREF LIFE INSURANCE COMPANY

This Statement of Additional Information ("SAI") contains additional information regarding a flexible premium variable universal life insurance policy (the "Policy") offered by TIAA-CREF Life Insurance Company (the "Company"). We issue the Policy on a single life or a last survivor basis. This SAI is not a prospectus, and should be read together with the prospectus for the Policy dated May 1, 2003 and the prospectuses for the portfolios of the TIAA-CREF Life Funds. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above. Capitalized terms in this SAI have the same meanings as in the prospectus for the Policy.

                                [TIAA CREF LOGO]

                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS

ADDITIONAL POLICY INFORMATION...............................   B-3
          THE POLICY........................................   B-3
          OUR RIGHT TO CONTEST THE POLICY...................   B-3
          POLICY COST FACTORS...............................   B-3
          ADDITIONAL OWNERSHIP RIGHTS.......................   B-3
          ADDITIONAL INFORMATION ON DOLLAR COST AVERAGING...   B-4
          SUICIDE EXCLUSION.................................   B-4
          MISSTATEMENT OF AGE OR SEX........................   B-5
          CHANGING DEATH BENEFIT OPTIONS....................   B-5
          PAYMENT OF POLICY BENEFITS........................   B-5
          DELAYS IN PAYMENTS WE MAKE........................   B-6
          POLICY TERMINATION................................   B-7
ADDITIONAL INFORMATION ON SALES OF THE POLICIES.............   B-7
ILLUSTRATIONS...............................................   B-7
PERFORMANCE DATA............................................   B-7
ADDITIONAL INFORMATION......................................   B-9
          LEGAL DEVELOPMENTS REGARDING UNISEX ACTUARIAL
        TABLES..............................................   B-9
          REPORTS TO OWNERS.................................   B-9
          SAFEKEEPING OF ACCOUNT ASSETS.....................  B-10
          RECORDS...........................................  B-10
          LEGAL MATTERS.....................................  B-10
          EXPERTS...........................................  B-10
          ADDITIONAL INFORMATION ABOUT THE COMPANY..........  B-10
          ADDITIONAL INFORMATION ABOUT THE SEPARATE
        ACCOUNT.............................................  B-10
          POTENTIAL CONFLICTS OF INTEREST...................  B-10
          OTHER INFORMATION.................................  B-10
          FINANCIAL STATEMENTS..............................  B-10
INDEX TO FINANCIAL STATEMENTS...............................  B-12

B- 2  STATEMENT OF ADDITIONAL INFORMATION TIAA Variable Universal Life

                         ADDITIONAL POLICY INFORMATION

                                   THE POLICY

The Policy, application(s), policy schedule pages, and any riders are the entire contract. Only statements made in the applications can be used to void the Policy or to deny a claim. We assume that all statements in an application are true to the best knowledge and belief of the person(s) who made them, and, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when we issue or change a Policy. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

                        OUR RIGHT TO CONTEST THE POLICY

In issuing the Policy, we rely on all statements made by or for you and/or an Insured in the application or in a supplemental application. Therefore, we may contest the validity of the Policy based on material misstatements made in the application (or any supplemental application).

However, we will not contest the Policy after the Policy has been in force during the lifetime of the Insured(s) for 2 years from the Issue Date, except for nonpayment of Premium. Likewise, we will not contest any Policy change that requires evidence of insurability, or any reinstatement of the Policy, after such change or reinstatement has been in effect during the lifetime of the Insured(s) for 2 years. However, if we issue the Policy as a result of a conversion option from term insurance, we will measure the contestable period from the Issue Date of the term policy.

If your Policy Lapses and we reinstate it, we have the right to contest the validity of your Policy for two years from the date that it was reinstated. Once your reinstated Policy has been in force for two years from the reinstatement date during the lifetime of the person Insured by the Policy, we generally lose the right to contest its validity.

If you change the Death Benefit Option from 1 to 2, we may contest the amount of any increase in the death benefit due to such change after such change has been in force during the lifetime of the Insured(s) for 2 years from the date the change takes effect. If the Face Amount has been increased subject to evidence of insurability, we will not contest such increase after it has been in force during the lifetime of the Insured(s) for 2 years from the date the increase takes effect. If we successfully contest a change from Death Benefit Option 1 to 2 or an increase in Face Amount subject to evidence of insurability, the death benefit will be what would have been payable had such change or increase not taken effect. We will refund to your Policy Value any additional cost of insurance, policy unit, and rider charges associated with such increase or change.

Our right to contest a last survivor Policy will vary from state to state. In most states, with respect to each life insured, this policy will be incontestable after it has been in force during the lifetime of that insured for two years from its issue date. If the death of the first insured to die occurs within two years after the issue date, we will not contest this policy due to a material misrepresentation concerning only the first insured to die more than 12 months after receipt of proof of such death.

                              POLICY COST FACTORS

We may change monthly cost of insurance rates, excess interest rates, Premium expense charges, policy fees, mortality and expense risk charges, administrative expense charges, rider charges and policy unit charges. Any change will be determined in accordance with the procedures and standards on file with the insurance department of the state in which this policy is delivered. Any changes in policy cost factors will be based on changes in future expectations for (1) mortality; (2) expenses; (3) persistency; (4) investment earnings; (5) federal taxes; and (6) state or local taxes.

Changes in policy cost factors will be determined prospectively, will not occur because of a change in an Insured's health or occupation, and will not be made to recoup any prior losses. We will not change policy cost factors more frequently than once a month. We will review the Policy for a class of Insureds to determine whether an adjustment in policy cost factors should be made at least once a year for interest and at least once every five Policy Years for other policy cost factors.

                          ADDITIONAL OWNERSHIP RIGHTS

You, as the owner, may exercise certain rights under the Policy, including the following:

SELECTING AND CHANGING THE BENEFICIARY

- You designate the Beneficiary (the person to receive the Death Benefit Proceeds when the Insured dies on a single life Policy or the Last Insured dies on a last survivor Policy) in the application.

- There are two Beneficiary classes -- primary and contingent. You may designate more than one Beneficiary in a class. If you designate more than one primary Beneficiary, then each primary Beneficiary that survives the Insured on a single life Policy or the Last Insured on a last survivor Policy shares equally in any Death Benefit Proceeds unless you instruct us otherwise in an Acceptable Notice.

- If no primary beneficiaries survive the Insured on a single life Policy or the Last Insured on a last survivor Policy, then all those named as contingent beneficiaries who are still living will receive an equal portion of the Death Benefit Proceeds, unless you instruct us otherwise in an Acceptable Notice.

          TIAA Variable Universal Life STATEMENT OF ADDITIONAL INFORMATION  B- 3

- If there is not a designated Beneficiary surviving at the death of the Insured on a single life Policy or the Last Insured on a last survivor Policy, we will pay the Death Benefit Proceeds in a lump sum to you, if living, or to your estate.

- You may also designate a Beneficiary as revocable or irrevocable. The consent of any irrevocable Beneficiary is needed to exercise any policy rights except changing the amount or timing of Premiums, reinstating the Policy, changing Premium allocations, and transferring among Investment Options.

- You can change a revocable Beneficiary by providing us with Acceptable Notice while an Insured is living.

- The change is effective as of the date you complete an Acceptable Notice, regardless of whether the Insured on a single life Policy or the Last Insured on a last survivor Policy is living when we receive the notice.

- We are not liable for any payment or other actions we take based on existing beneficiary designations before we receive your Acceptable Notice.

- A Beneficiary generally may not pledge, commute, or otherwise encumber or alienate payments under the Policy before they are due.

CHANGING THE OWNER

- You may change the Owner by providing an Acceptable Notice to us at any time while an Insured is alive. If you change the Owner, your ownership rights terminate and the new Owner will be entitled to all rights available under the Policy.

- The change is effective as of the date you complete an Acceptable Notice, regardless of whether the Insured on a single life Policy or the Last Insured on a last survivor Policy is living when we receive the request.

- We are not liable for any payment or other actions we take before we receive your Acceptable Notice.

- Changing the Owner does not automatically change the Beneficiary or the Insured(s).

- Changing the Owner may have tax consequences. You should consult a tax adviser before changing the Owner.

ASSIGNING THE POLICY

- You may assign Policy rights while an Insured is alive by submitting an Acceptable Notice to us. You retain any ownership rights that are not assigned.

- An absolute assignment of the Policy will cause the assignee to become the Owner. A collateral assignment will not cause a change of ownership. However, your interests and the interests of any Beneficiary or other person will be subject to any collateral assignment.

- Assignments are subject to any outstanding policy loan.

- We are not:

     X bound by any assignment unless we receive an Acceptable Notice of the assignment;

     X responsible for the validity of any assignment or determining the extent of an assignee's interest; or

     X liable for any payment we make before we receive Acceptable Notice of the assignment.

- Assigning the Policy may have tax consequences. You should consult a tax adviser before assigning the Policy.

                ADDITIONAL INFORMATION ON DOLLAR COST AVERAGING

You also decide how many scheduled transfers to make, although we require a minimum of 6 transfers for this program. If you don't choose a number, transfers will be made until there is no Policy Value remaining in the Fixed-Rate Account. We won't charge you for any transfers made under this program. We reserve the right to only allow you to start one dollar cost averaging program in any Policy Year.

You will receive notice of transfers made under the dollar cost averaging program in your quarterly statement. You are responsible for reviewing the quarterly statement to verify that the transfers are being made as requested. There is no additional charge for dollar cost averaging. A transfer under this program is not considered a transfer for purposes of assessing any transfer fee.

We may modify, suspend, or discontinue the dollar cost averaging program at any time.

                               SUICIDE EXCLUSION

If an Insured commits suicide within 2 years of the Issue Date, the Policy will terminate and our liability will be limited to an amount equal to the Premiums paid, less any Outstanding Loan Amounts, and less any partial withdrawals previously paid. However, if the Policy is issued as a result of a conversion option from term insurance, the suicide period will be measured from the Issue Date of the term policy.

If an Insured commits suicide within 2 years from the effective date of any increase in Face Amount for which evidence of insurability had been provided, or within 2 years from the effective date of a change from Death Benefit Option 1 to 2, the Policy will terminate and our liability will be limited to the death benefit that would have been payable had the increase or change not taken effect. We will also refund to your Policy Value any additional cost of insurance, policy unit, and rider charges associated with such increase or change.

For last survivor Policies, the suicide exclusion varies from state to state. In certain states, if either Insured commits suicide, the suicide exclusion will apply and the Policy will terminate and our liability will be limited to an amount equal

B- 4 STATEMENT OF ADDITIONAL INFORMATION TIAA Variable Universal Life to the Premiums paid, less any Outstanding Loan Amounts, and less any partial withdrawals previously paid. In these states, we will generally offer the surviving Insured a single life Policy without evidence of insurability. In the remaining states, the suicide exclusion will apply only upon the suicide of the Last Insured.

                           MISSTATEMENT OF AGE OR SEX

If an Insured's age or, in most states, sex was stated incorrectly in the application and we discover such misstatement after the death of the Insured on a single life Policy or the Last Insured on a last survivor Policy, the amount of death benefit will be that which would be purchased by the most recent deduction for the cost of insurance charge at the correct age or sex. The amount of death benefit for any riders will be that which would be purchased by the most recent deduction for rider charges at the correct age or sex. However, in most states, if we discover such misstatement while the Insured on a single life Policy or the Last Insured on a last survivor Policy is living, we will retroactively adjust the Policy Value to reflect the Monthly Charges that should have been made for the correct age or sex of the Insured(s).

                         CHANGING DEATH BENEFIT OPTIONS

The following rules apply to any change in death benefit options:

- You must submit an Acceptable Request for any change in death benefit options.

- The effective date of the change in death benefit option will be the Monthly Charge Date on or following the date when we approve your request for a change.

- Under a single life Policy, we will not permit a change in death benefit option if Monthly Charges are then being waived under any Waiver of Monthly Charges Rider attached to the Policy.

IF YOU CHANGE FROM OPTION 1 TO OPTION 2:

- For a single life policy, the Insured must be alive, and for a last survivor Policy, both Insureds must be alive.

- Where permitted by law, we may require satisfactory evidence of insurability for this change.

- We will decrease the Face Amount (beginning with the most recent increase, then the next most recent increases in succession, and then the Initial Face Amount) on the effective date of the change by the Policy Value.

- The death benefit will remain approximately the same on the effective date of the change.

- The net amount at risk will generally remain level. This means there may be a relative increase in the cost of insurance charges over time because the net amount at risk will remain level rather than decrease as the Policy Value increases (unless the death benefit is based on the applicable percentage of Policy Value).

- If the Face Amount would be reduced to less than the minimum Face Amount in which the Policy could be issued, then we will not allow the change in death benefit option.

- If, before the change, the Face Amount is less than the minimum death benefit required by Code Section 7702, then we will not allow the change in death benefit option.

IF YOU CHANGE FROM OPTION 2 TO OPTION 1:

- For a single life policy, the Insured must be alive, and for a last survivor Policy, at least one of the Insureds must be alive.

- We do not require evidence of insurability for this change.

- The Face Amount will be increased on the effective date of the change by the Policy Value.

- The death benefit will remain approximately the same on the effective date of the change.

- Unless the death benefit is based on the minimum death benefit required by Code Section 7702, if the Policy Value increases, the net amount at risk will decrease, thereby reducing the cost of insurance charge. Similarly, if the Policy Value decreases, the net amount at risk will increase, thereby raising the cost of insurance charge.

                           PAYMENT OF POLICY BENEFITS

DEATH BENEFIT PROCEEDS. Death Benefit Proceeds will ordinarily be paid to the Beneficiary within 7 days after we receive satisfactory proof of the death of the Insured on a single life Policy or both Insureds on a last survivor Policy and all other requirements are satisfied, including receipt by us at our Administrative Office of all required documents. We determine the amount of a payment from the Separate Account as of the date of death. If you don't choose a payment method, your Beneficiary can choose one when he or she files a claim after the death of the Insured. If Death Benefit Proceeds are paid in a single sum, we pay interest from the date of death to the date of payment or as required by applicable state law.

Death Benefit Proceeds from a Single Life Term Rider on a last survivor Policy are paid once we receive satisfactory proof of the death of the chosen Insured.

PAYMENT METHODS. In lieu of a single sum payment on death, Surrender, or maturity, you may elect one of the following payment methods. Payment under these payment methods will not be affected by the investment performance of any Investment Accounts after proceeds are applied. YOU SHOULD CONSULT A TAX ADVISER AS TO THE TAX CONSEQUENCES OF ELECTING THE INCOME PAYMENT METHOD BEFORE MAKING SUCH ELECTION.

          TIAA Variable Universal Life STATEMENT OF ADDITIONAL INFORMATION  B- 5

The choice of payment method may be made by you or changed during the lifetime of an Insured. If you do not make a choice, the Beneficiary may choose a method when filing a claim following the death of the Insured on a single life Policy or the Last Insured on a last survivor Policy. If you change the Beneficiary, the payment method you had chosen is revoked. You may name contingent (secondary) payees for Methods 1 and 2, and for the guaranteed period of Method
3. A payment method for these contingent payees may be chosen within our rules.

We may void a choice of method for any of the following reasons:

- you assign the Policy after making a choice of method;

- the proceeds are payable to a corporation, association, partnership or estate, either in or out of trust;

- the proceeds to be applied for any person under Method 1 are less than $5,000; or

- any monthly payment under Method 2 or 3 would be less than $25.

The following payment methods are available:

- METHOD 1 -- INTEREST PAYMENTS. We will hold the proceeds and make interest payments at an effective rate of at least 2.5% per year, until the death of the payee or the end of a chosen period of not more than thirty years, whichever comes first. At any time, the payee can Surrender the Policy and the Surrender value will be the proceeds then held by us.

- METHOD 2 -- PAYMENTS FOR A FIXED PERIOD. We will make payments each month for the number of years chosen based on interest at an effective rate of at least 2.5% per year. The guaranteed minimum amount of each monthly payment per thousand dollars of proceeds is shown in your Policy. At any time, the payee can Surrender the Policy and the Surrender value will be the commuted value of any unpaid payments. The commuted value is based on interest at the effective rate of 2.5% per year and is less than the sum of the remaining payments.

- METHOD 3 -- LIFE ANNUITY WITH 0-, 10-, 15-, OR 20-YEAR GUARANTEED PERIOD. A payment will be made to the payee each month for life. The guaranteed minimum amount of each monthly payment per thousand dollars of proceeds is shown in your Policy. If the payee dies within the guaranteed period, the person you or the payee chooses can Surrender the Policy and the Surrender value will be the commuted value of any unpaid monthly payments for the period chosen. The commuted value is based on interest at the effective rate of 2.5% per year and is less than the sum of the remaining payments.

PAYMENTS AFTER THE DEATH OF A PAYEE. Any monthly payments still due at the death of the payee during a guaranteed or fixed period will be continued to the person or persons named by you or by the payee to receive them. The commuted value of these payments may be paid in one sum unless we are directed otherwise. If a person receiving these payments dies before the end of the guaranteed or fixed period, the commuted value of any payments still due that person will be paid to any other surviving person or persons named to receive it. If no one so named is then living, the commuted value will be paid to the estate of the last person who was receiving these payments. If no one has been named to receive these payments, or if no one so named is living at the death of the payee, the commuted value will be paid in one sum to the payee's estate. If the payee dies while all or part of the proceeds is held by us under the Interest Payments Method, that amount will be paid in one sum to the person or persons you or the payee has named to receive it. If no such person survives the payee, the amount will be paid in one sum to the payee's estate.

                           DELAYS IN PAYMENTS WE MAKE

We usually pay the amounts of any Surrender, partial withdrawal, Death Benefit Proceeds, loan, or payment methods within 7 days after we receive all applicable Acceptable Notices, and/or due proofs of death.

However, we can postpone these payments if:

- the New York Stock Exchange is closed for trading, other than customary weekend and holiday closing, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission; or

- an emergency exists, as a result of which the Securities and Exchange Commission determines that (A) the disposal of shares in an Investment Account's corresponding Fund is not reasonably practicable, or (B) it is not reasonably practicable to fairly determine the value of the net assets of an Investment Account's corresponding Fund; or

- an Investment Account's corresponding Fund otherwise suspends payment or redemption of its shares pursuant to an order of the Securities and Exchange Commission; or

- you have submitted a check or draft to our Administrative Office, in which case we have the right to defer payment of Surrenders, partial withdrawals, Death Benefit Proceeds, or payments under a payment method until the check or draft has been honored.

We have the right to defer payment of amounts from the Fixed-Rate Account for up to 6 months after receipt of Acceptable Notice, but will not defer a payment from the Fixed-Rate Account that is to be applied to pay required Premiums on other policies in force with us. We pay interest at an annual rate from the effective date of the withdrawal, Surrender or loan if we delay any payment for 10 days or more. This annual rate will be the same rate that's offered under Payment Method 1, described above.

B- 6  STATEMENT OF ADDITIONAL INFORMATION TIAA Variable Universal Life

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block an Owner's ability to make certain transactions and thereby refuse to accept a premium or any request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Policy to government regulators.

                               POLICY TERMINATION

Your Policy will terminate on the earliest of:

- the end of the Grace Period without a sufficient payment;

- the date the Insured on a single life Policy or the Last Insured on a last survivor Policy dies;

- the effective date of the exchange of this policy for a paid-up life insurance policy;

- the date this policy is exchanged for another life insurance or annuity policy; or

- the date you Surrender the Policy.

                ADDITIONAL INFORMATION ON SALES OF THE POLICIES

TPIS is responsible for distributing the Policies pursuant to a distribution agreement with us. TPIS may be considered the "principal underwriter" for interests in the Policy. TPIS, a Delaware corporation, is located at 730 Third Avenue, New York, New York 10017-3206. TPIS is a subsidiary of Teachers Insurance and Annuity Association of America ("TIAA"). TPIS is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of the NASD.

We offer the Policies to the public on a continuous basis through TPIS. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

TPIS offers the Policies through its sales representatives. Sales representatives must be registered representatives of TPIS and licensed as insurance agents and appointed by us. No commissions are paid in connection with the distribution of the Policies.

We pay TPIS a fee from our general account assets for sales of the Policies. We intend to recoup payments made to TPIS through fees and charges imposed under the Policy.

                                 ILLUSTRATIONS

We may provide illustrations for death benefit, Policy Value, and Cash Surrender Value based on hypothetical rates of return that are not guaranteed. The illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your rates of return and insurance charges may be higher or lower than these illustrations. The actual return on your Policy Value will depend on factors such as the amounts you allocate to particular Portfolios, the amounts deducted for the Policy's Monthly Charges, the Portfolios' expense ratios, and your Policy loan and partial withdrawal history.

Before you purchase the Policy and upon request thereafter, we will provide illustrations of future benefits under the Policy based upon the proposed insured's age and Underwriting Class, the death benefit option, Face Amount, planned Premiums, and Riders requested. We reserve the right to charge a reasonable fee for this service to persons who request more than one Policy illustration during a Policy Year.

                                PERFORMANCE DATA

In order to demonstrate how the actual investment performance of the Portfolios could have affected the death benefit, Policy Value, and Cash Surrender Value of the Policy, we may provide hypothetical illustrations using the actual investment performance of each Portfolio since its inception. THESE HYPOTHETICAL ILLUSTRATIONS ARE DESIGNED TO SHOW THE PERFORMANCE THAT COULD HAVE RESULTED IF THE POLICY HAD BEEN IN EXISTENCE DURING THE PERIOD ILLUSTRATED AND ARE NOT INDICATIVE OF FUTURE PERFORMANCE.

The values we illustrate for death benefit, Policy Value, and Cash Surrender Value take into account all applicable charges and deductions from the Policy (current and guaranteed), the Separate Account, and the Portfolios. We have not deducted charges for any Riders. These charges would lower the performance figures significantly if reflected.

During extended periods of low interest rates, the yields of any Investment Account investing in a money market portfolio may also become extremely low and possibly negative.

From time to time, we may advertise yields, effective yields, and total returns for the Investment Accounts. These figures are based on historical earnings and do not indicate or project future performance. We may also advertise performance of the

          TIAA Variable Universal Life STATEMENT OF ADDITIONAL INFORMATION  B- 7

Investment Accounts in comparison to certain performance rankings and indices. Effective yields and total returns for an Investment Account are based on the investment performance of the corresponding Portfolio. Portfolio expenses influence Portfolio performance.

In advertising and sales literature, the performance of each Investment Account may be compared to the performance of other variable life insurance issuers in general or to the performance of particular types of variable life insurance investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the Investment Accounts. Lipper Analytical Services, Inc. ("Lipper") and Variable Annuity Research Data Service ("VARDS") are independent services that monitor and rank the performance of variable life insurance issuers in major categories of investment objectives on an industry-wide basis. The performance analyses prepared by Lipper and VARDS each rank these issues on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives. In addition to Lipper and VARDS, we also may rely on other third-party independent services to provide similar information.

Advertising and sales literature for the Policies may also compare the performance of the Investment Accounts to the Standard & Poor's Composite Index of 500 Common Stocks, the Morgan Stanley EAFE Index(R), the Russell 1000 Index(R), the Russell 2000 Index(R), and the Dow Jones Indices, all widely used measures of stock market performance. These unmanaged indices assume the reinvestment of dividends, but do not reflect any "deduction" for the expense of operating or managing an investment portfolio.

Advertising and sales literature for the Policies may also contain information on the effect of tax deferred compounding on Investment Account investment returns, or returns in general. The tax deferral may be illustrated by graphs and charts and may include a comparison of various points in time of the return from an investment in a Policy (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a currently taxable basis. All income and capital gains derived from Investment Account investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the Portfolio's investment experience is positive.

Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. Average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Portfolio in which an Investment Account invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

You also should refer to your personalized illustrations which illustrate variations of the death benefit, Policy Values, and Cash Surrender Values under your Policy.

TOTAL RETURNS

The total return of an Investment Account refers to return quotations assuming an investment under a Policy has been held in the Investment Account for various periods of time including, but not limited to, a period measured from the date the Investment Account commenced operations. For periods prior to the date an Investment Account commenced operations, performance information for Policies funded by that Investment Account may also be calculated based on the performance of the corresponding Portfolio and the assumption that the Investment Account was in existence for the same periods as those indicated for the Portfolio, with the current level of Policy charges. The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Policy to the value of that investment (reflecting only Common Charges, as described below) as of the last day of each of the periods for which total return quotations are provided. The ending date for each period for which total return quotations are provided will normally be for the most recent calendar quarter, considering the type and media of the communication and will be stated in the communication. Average annual total return information shows the average percentage change in the value of an investment in the Investment Account from the beginning date of the measuring period to the end of that period.

Until an Investment Account has been in operation for 10 years, we will include quotes of average annual total return for the period measured from the Investment Account's inception. When an Investment Account has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. Average annual total returns for other periods of time may, from time to time, also be disclosed. Average annual total return for the Investment Accounts may include information for the period before any Policies were registered under the Securities Act of 1933, from the inception of the Investment Accounts, with the level of Policy charges currently in effect.

Average annual total returns reflect total underlying Portfolio expenses and certain Policy fees and charges assumed to apply to all Policy owners, including the mortality and expense risk charge and the administrative expense charge ("Common Charges"). However, charges such as the

B- 8 STATEMENT OF ADDITIONAL INFORMATION TIAA Variable Universal Life monthly cost of insurance charge (which is based on factors, such as sex, Issue Age, Underwriting Class, Policy Year, Policy Value, death benefit option, Face Amount, and which therefore vary with each Policy) are not reflected in average annual total returns, nor are the premium expense charge, the policy unit charge, the monthly policy fee, or any charges assessed for loans or transfers ("Non-Common Charges"). IF NON-COMMON CHARGES WERE DEDUCTED, PERFORMANCE WOULD BE SIGNIFICANTLY LOWER.

Because of the charges and deductions imposed under a Policy, performance data for the Investment Accounts will be lower than performance data for their corresponding Portfolios. The performance of an Investment Account will be affected by expense reimbursements and fee waivers applicable to their corresponding Portfolios. Without these reimbursements and waivers, performance would be lower. TIAA-CREF Life Funds has provided all performance information for the Portfolios, including the Portfolio total value information used to calculate the total returns of the Investment Accounts for periods prior to the inception of the Investment Accounts. TIAA-CREF Life Funds is affiliated with us.

PERFORMANCE FOR ANY GIVEN PAST PERIOD IS NOT AN INDICATION OR REPRESENTATION OF FUTURE PERFORMANCE. THE PERFORMANCE OF EACH INVESTMENT ACCOUNT WILL FLUCTUATE ON A DAILY BASIS. The following table shows average annual total return performance information based on the periods that the Investment Accounts have been in existence, adjusted to reflect only Common Charges. Non-Common Charges are not reflected in the rates of return shown below. IF NON-COMMON CHARGES WERE DEDUCTED, PERFORMANCE WOULD HAVE BEEN SIGNIFICANTLY LOWER. These rates of return are not estimates, projections, or guarantees of future performance.

                                                FROM INCEPTION DATE TO
                                                 DECEMBER 31, 2002(1)
----------------------------------------------------------------------
  Stock Index Account                                  (18.55)%
----------------------------------------------------------------------
  Growth Equity Account                                (21.45)%
----------------------------------------------------------------------
  Growth & Income Account                              (19.23)%
----------------------------------------------------------------------
  International Equity Account                         (16.07)%
----------------------------------------------------------------------
  Social Choice Equity Account                         (17.62)%
----------------------------------------------------------------------

(1) Inception date is May 2, 2002. The percentages shown for this period are not annualized.

                             ADDITIONAL INFORMATION

              LEGAL DEVELOPMENTS REGARDING UNISEX ACTUARIAL TABLES

In 1983, the United States Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In that case, the Supreme Court applied its decision only to benefits derived from contributions made on or after August 1, 1983. Subsequent decisions of lower federal courts indicate that, in other factual circumstances, the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, legislative, regulatory, or decisional authority of some states may prohibit the use of sex-distinct mortality tables under certain circumstances. The Policies, other than Policies issued in states which require "unisex" policies (currently Montana), are based upon actuarial tables which distinguish between men and women and, thus, the Policy provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy.

                               REPORTS TO OWNERS

At least once each year, we will send you a report showing the following information as of the end of the report period:

- the current Policy Value

- the current Face Amount

- the current Cash Surrender Value

- the current Death Benefit Proceeds

- the current Outstanding Loan Amounts

- the current interest rates applicable to the Fixed-Rate Account and Loan
  Account

- any activity since the last report (e.g., Premiums paid, partial withdrawals, charges and deductions)

- any other information required by law

We currently send these reports within 45 days of each Policy Anniversary. In addition, we will send you a quarterly statement as well as confirmation statements reflecting the status of the Policy following certain transactions, including the transfer of amounts from one Investment Option to another (excluding amounts transferred under the dollar cost averaging plan), the taking of a loan, the repayment of a loan, a partial withdrawal, and the payment of any Premiums (excluding those paid by bank draft or otherwise under an automatic payment plan). Scheduled transactions such as electronic premium payments, monthly charges, and transfers under our dollar cost averaging program will not generate a confirmation but will be reported on your quarterly statement.

We can prepare a similar report for you at other times for a reasonable fee. We may limit the scope and frequency of these requested reports. We will send you a semi-annual report containing the financial statements of each Portfolio in which you are invested.

           Variable Universal Life  --  STATEMENT OF ADDITIONAL INFORMATION

                         SAFEKEEPING OF ACCOUNT ASSETS

We hold the Separate Account's assets physically segregated and apart from the general account. We maintain records of all purchases and sale of Fund shares by each of the Investment Accounts.

                                    RECORDS

We will maintain all records relating to the Separate Account and the Fixed-Rate Account at our Administrative Office.

                                 LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to the Policy under the Federal securities laws. Charles Stamm, Esq., has provided advice on certain matters relating to the laws of New York regarding the Policies and our issuance of the Policies.

                                    EXPERTS

The Financial Statements have been included in this SAI in reliance on the reports of Ernst & Young LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

                    ADDITIONAL INFORMATION ABOUT THE COMPANY

We are a stock life insurance company incorporated under the laws of the State of New York on November 20, 1996. We are a wholly owned subsidiary of TIAA-CREF Enterprises, Inc., which is a wholly owned subsidiary of TIAA.

TIAA is a stock life insurance company, organized under the laws of the State of New York. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of the College Retirement Equities Fund ("CREF"), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in the State of New York in 1952. Together, TIAA and CREF, serving approximately
2.5 million people, form the principal retirement system for the nation's education and research communities and one of the largest retirement systems in the world, based on assets under management. As of December 31, 2002, TIAA's assets were approximately $141.8 billion; the combined assets for TIAA and CREF totaled approximately $255.6 billion. Neither TIAA nor CREF stands behind our guarantees with respect to the Policies.

We are subject to regulation by the Insurance Department of the State of New York, as well as by the insurance departments of all other states and jurisdictions in which we do business. We established the Separate Account to support the Investment Accounts under the Policy and under other variable life insurance policies we may issue. Our general account supports the Fixed-Rate Account and the Loan Account under the Policy. We are subject to regulation by the Insurance Department of the State of New York, as well as by the insurance departments of all other states and jurisdictions in which we do business. We are engaged in the business of issuing life insurance policies and annuity contracts, and we are currently licensed to do business in 45 states and the District of Columbia.

We submit annual statements on our operations and finances to insurance officials in all states and jurisdictions in which we do business. To the extent required, we have filed the Policy described in this prospectus with insurance officials in those jurisdictions in which the Policy is sold.

We intend to reinsure a portion of the risks assumed under the Policies.

               ADDITIONAL INFORMATION ABOUT THE SEPARATE ACCOUNT

We established the TIAA-CREF Life Separate Account VLI-1 as a separate investment account under New York law on May 23, 2001. It is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended. As part of the Company, the Separate Account is also subject to regulation by the State of New York Insurance Department ("NYID") and the insurance departments of some other jurisdictions in which the Policy is offered.

                        POTENTIAL CONFLICTS OF INTEREST

In addition to the Separate Account, the Portfolios may sell shares to other separate accounts of the Company to support variable annuity contracts and variable life insurance policies. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Portfolios simultaneously.

                               OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 450 Fifth Street, N.W., Washington, DC 20549.

                              FINANCIAL STATEMENTS

This SAI contains the audited statements of assets and liabilities of the Separate Account as of December 31, 2002 and 2001 and the related statements of operations and statements of changes in net assets for the years ended on those dates. Ernst & Young LLP, 5 Times Square, New York,

     STATEMENT OF ADDITIONAL INFORMATION  --  Variable Universal Life

NY 10036 serves as independent accountants for the Separate Account.

Our statements of financial condition as of December 31, 2002, 2001, and 2000 and the related statements of operations, equity, and cash flow, which are included in this SAI, should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

Financial statements for the Separate Account prior to May 31, 2001 are not included because it had not yet commenced operations.

           Variable Universal Life  --  STATEMENT OF ADDITIONAL INFORMATION

                         INDEX TO FINANCIAL STATEMENTS

                                                               PAGE
                                                               ----
TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1
AUDITED FINANCIAL STATEMENTS
          DECEMBER 31, 2002:
          Statements of Assets and Liabilities..............   B-13
          Statements of Operations..........................   B-14
          Statements of Changes in Net Assets...............   B-15
          Notes to Financial Statements.....................   B-16
          Report of Independent Auditors....................   B-18

TIAA-CREF LIFE INSURANCE COMPANY
AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS
          DECEMBER 31, 2002, 2001 AND 2000:
          Report of Management Responsibility...............   B-19
          Report of the Audit Committee.....................   B-20
          Report of Independent Auditors....................   B-21
          Balance Sheets....................................   B-22
          Statements of Operations..........................   B-23
          Statements of Changes in Capital and Surplus......   B-24
          Statements of Cash Flows..........................   B-25
          Notes to Statutory-Basis Financial Statements.....   B-26

     STATEMENT OF ADDITIONAL INFORMATION  --  Variable Universal Life

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1       STATEMENTS OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------
December 31, 2002

                                                            GROWTH       GROWTH &     INTERNATIONAL      STOCK      SOCIAL CHOICE
                                                            EQUITY        INCOME         EQUITY          INDEX         EQUITY
                                                          SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments, at cost                                      $64,012       $14,239         $1,881        $8,735         $2,039
---------------------------------------------------------------------------------------------------------------------------------
  Shares held in corresponding TIAA-CREF Life Funds           6,301           950            180           469            135
  Net asset value per share ("NAV")                         $ 10.15       $ 15.22         $10.76        $18.86         $16.09
---------------------------------------------------------------------------------------------------------------------------------
  Investments, at value (Shares X NAV)                       63,953        14,457          1,934         8,847          2,182
---------------------------------------------------------------------------------------------------------------------------------
    TOTAL ASSETS                                             63,953        14,457          1,934         8,847          2,182
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
  Amounts due to TIAA                                            47            47             47            47             47
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
  Accumulation Fund                                         $63,906       $14,410         $1,887        $8,800         $2,135
=================================================================================================================================
NUMBER OF ACCUMULATION UNITS OUTSTANDING-Notes 4 and 5        6,269           926            170           437            128
=================================================================================================================================
NET ASSET VALUE, PER ACCUMULATION UNIT-Note 4               $ 10.19       $ 15.57         $11.11        $20.15         $16.71
=================================================================================================================================

See notes to financial statements.

           Variable Universal Life  --  STATEMENT OF ADDITIONAL INFORMATION

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1                   STATEMENTS OF OPERATIONS

--------------------------------------------------------------------------------
For the Period May 2, 2002 (commencement of operations) to December 31, 2002

                                                            GROWTH       GROWTH &     INTERNATIONAL      STOCK      SOCIAL CHOICE
                                                            EQUITY        INCOME         EQUITY          INDEX         EQUITY
                                                          SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Income:
    Reinvested dividends                                     $ 15          $191            $ 47          $ 147          $ 35
---------------------------------------------------------------------------------------------------------------------------------
  Expenses-Note 2:
    Administrative expenses                                     1             9               1              5             1
    Mortality and expense risk charges                          1             5              --              2             1
---------------------------------------------------------------------------------------------------------------------------------
      Total expenses                                            2            14               1              7             2
---------------------------------------------------------------------------------------------------------------------------------
    Investment income-net                                      13           177              46            140            33
---------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note
  3
  Net realized loss on investments                            (21)          (27)            (43)          (182)          (21)
  Net change in unrealized appreciation (depreciation)
    on investments                                            (59)          218              53            112           143
---------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments      (80)          191              10            (70)          122
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                 $(67)         $368            $ 56          $  70          $155
=================================================================================================================================

See notes to financial statements.

     STATEMENT OF ADDITIONAL INFORMATION  --  Variable Universal Life

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1        STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
For the Period May 2, 2002 (commencement of operations) to December 31, 2002

                                                           GROWTH        GROWTH &     INTERNATIONAL      STOCK      SOCIAL CHOICE
                                                           EQUITY         INCOME         EQUITY          INDEX         EQUITY
                                                         SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Investment income-net                                    $    13        $   177         $   46        $   140        $   33
  Net realized loss on investments                             (21)           (27)           (43)          (182)          (21)
  Net change in unrealized appreciation (depreciation)
    on investments                                             (59)           218             53            112           143
---------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting
      from operations                                          (67)           368             56             70           155
---------------------------------------------------------------------------------------------------------------------------------
FROM CONTRACTOWNER TRANSACTIONS
  Premiums                                                  64,567         17,291          2,460          5,818         2,676
  Net contractowner transfers from (to) fixed account           17         (1,118)          (172)         4,361          (208)
  Withdrawals                                                 (611)        (2,131)          (457)        (1,449)         (488)
---------------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from
      contractowner transactions                            63,973         14,042          1,831          8,730         1,980
---------------------------------------------------------------------------------------------------------------------------------
    Net assets                                             $63,906        $14,410         $1,887        $ 8,800        $2,135
=================================================================================================================================

See notes to financial statements.

           Variable Universal Life  --  STATEMENT OF ADDITIONAL INFORMATION

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

LIFE SEPARATE ACCOUNT

--------------------------------------------------------------------------------
Notes to Financial Statements

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

TIAA-CREF Life Separate Account VLI-1 (the "Account") was established by TIAA-CREF Life Insurance Company ("TIAA-CREF Life") as a separate investment account under New York law on May 23, 2001. TIAA-CREF Life, which commenced operations as a legal reserve life insurance company under the insurance laws of the State of New York on December 18, 1996, is a wholly-owned subsidiary of Teachers Insurance and Annuity Association of America ("TIAA"), a legal reserve life insurance company which was established under the insurance laws of the State of New York in 1918. The Account consists of five Sub-Accounts: Growth Equity, Growth & Income, International Equity, Stock Index and Social Choice Equity (each referred to as a "Sub-Account").

The Sub-Accounts are registered with the Securities and Exchange Commission ("Commission") as unit investment trusts under the Investment Company Act of 1940. The Sub-Accounts invest in shares of the TIAA-CREF Life Funds (the "Funds"), open-end management investment companies that were organized as business trusts under Delaware law on August 13, 1998, which correspond to each of the Sub-Accounts. The Sub-Accounts commenced operations on May 2, 2002.

TIAA-CREF Life provides all administrative services for the Sub-Accounts. Teachers Personal Investors Services, Inc. ("TPIS"), a subsidiary of TIAA, which is registered with the Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc., performs distribution functions for the contracts pursuant to a Principal Underwriting and Administrative Services Agreement.

The preparation of financial statements may require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Actual results may differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Sub-Accounts, which are in conformity with accounting principles generally accepted in the United States.

VALUATION OF INVESTMENTS: The market value of the investments in the Funds is based on the net asset value of the Funds as of the close of business on the valuation date.

ACCOUNTING FOR INVESTMENTS: Securities transactions are accounted for as of the trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses on security transactions are based on the specific identification method.

FEDERAL INCOME TAXES: Based on provisions of the Internal Revenue Code, no federal taxes are attributable to the net investment experience of the Sub-Accounts.

NOTE 2. EXPENSE CHARGES

Daily charges are deducted from the net assets of the Sub-Accounts for services required to administer the Sub-Accounts and the contracts, and to cover certain insurance risks borne by TIAA-CREF Life. The administrative expense charge is currently set at an annual rate of 0.20% of the net assets of the Sub-Accounts. TIAA-CREF Life also imposes a daily charge for bearing certain mortality and expense risks in connection with the contracts equivalent to an annual rate of 0.10% of the net assets of the Sub-Accounts.

NOTE 3. INVESTMENTS

Purchases and sales of securities for the Sub-Accounts for the period ended December 31, 2002 were as follows:

                                                              Purchases   Sales
                                                              ---------   ------
Growth Equity Sub-Account                                      $64,453    $  420
Growth & Income Sub-Account                                     16,165     1,899
International Equity Sub-Account                                 2,253       329
Stock Index Sub-Account                                         10,019     1,102
Social Choice Equity Sub-Account                                 2,473       413

     STATEMENT OF ADDITIONAL INFORMATION  --  Variable Universal Life

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

LIFE SEPARATE ACCOUNT

--------------------------------------------------------------------------------
Notes to Financial Statements -- (Concluded)

NOTE 4. CONDENSED FINANCIAL INFORMATION

Selected condensed financial information for an Accumulation Unit of the Sub-Accounts is presented below.

                                         For the Period May 2, 2002 (commencement of operations) to December 31, 2002
                                        -------------------------------------------------------------------------------
                                           Growth         Growth &      International       Stock        Social Choice
                                           Equity          Income          Equity           Index           Equity
                                         Sub-Account     Sub-Account     Sub-Account     Sub-Account      Sub-Account
                                        -------------   -------------   -------------   -------------   ---------------
Per Accumulation Unit data:
  Investment income                        $  .068         $  .201         $  .257         $  .361          $  .262
  Expenses                                    .009            .015            .006            .017             .015
                                           -------         -------         -------         -------          -------
  Investment income-net                       .059            .186            .251            .344             .247
  Net realized and unrealized loss on
     investments                            (2.842)         (3.893)         (2.379)         (4.933)          (3.821)
                                           -------         -------         -------         -------          -------
  Net decrease in Accumulation Unit
     value                                  (2.783)         (3.707)         (2.128)         (4.589)          (3.574)
  Accumulation Unit value:
     Beginning of period                    12.977          19.275          13.241          24.742           20.284
                                           -------         -------         -------         -------          -------
     End of period                         $10.194         $15.568         $11.113         $20.153          $16.710
                                           =======         =======         =======         =======          =======
Total return                                (21.45)%        (19.23)%        (16.07)%        (18.55)%         (17.62)%
Ratio to average net assets:
  Expenses                                    0.18%           0.20%           0.13%           0.19%            0.21%
  Investment income-net                       1.15%           2.58%           5.99%           3.77%            3.47%
Portfolio turnover rate                       4.82%          25.86%          36.97%          30.09%           35.79%
Accumulation Units outstanding at end
  of period                                  6,269             926             170             437              128

The percentages shown above are not annualized.

NOTE 6. ACCUMULATION UNITS

Changes in the number of Accumulation Units outstanding were as follows:

                                         For the Period May 2, 2002 (commencement of operations) to December 31, 2002
                                        -------------------------------------------------------------------------------
                                           Growth         Growth &      International       Stock        Social Choice
                                           Equity          Income          Equity           Index           Equity
                                         Sub-Account     Sub-Account     Sub-Account     Sub-Account      Sub-Account
                                        -------------   -------------   -------------   -------------   ---------------
Accumulation Units:
  Credited for premiums                     5,927           1,021            212             267              149
  Credited (cancelled) for transfers
     and disbursements, Net                   342             (95)           (42)            170               21
  Outstanding:
                                            -----           -----            ---             ---              ---
     End of period                          6,269             926            170             437              128
                                            =====           =====            ===             ===              ===

           Variable Universal Life  --  STATEMENT OF ADDITIONAL INFORMATION

  [ERNST & YOUNG LOGO]                                  ERNST & YOUNG LLP             Phone: (212) 773-3000
                                                          5 Times Square                   www.ey.com
                                                        New York, NY 10036

--------------------------------------------------------------------------------

                         REPORT OF INDEPENDENT AUDITORS

To the Contractowners of
  TIAA-CREF Life Separate Account VLI-1:

We have audited the accompanying statements of assets and liabilities of the Growth Equity, Growth & Income, International Equity, Stock Index and Social Choice Equity Sub-Accounts of TIAA-CREF Life Separate Account VLI-1 (the "Sub-Accounts") as of December 31, 2002, and the related statements of operations and changes in net assets for the period from May 2, 2002 (commencement of operations) to December 31, 2002. These financial statements are the responsibility of the Sub-Account's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Stock Index, Growth Equity, Growth & Income, International Equity and Social Choice Equity Sub-Accounts at December 31, 2002, and the results of their operations and the changes in their net assets for the period from May 2, 2002 to December 31, 2002, in conformity with accounting principles generally accepted in the United States.

                                                    /s/ ERNST & YOUNG LLP

New York, New York
February 7, 2003

     STATEMENT OF ADDITIONAL INFORMATION  --  Variable Universal Life

[TIAA CREF LOGO]
                      REPORT OF MANAGEMENT RESPONSIBILITY

To the Policyholders of
  TIAA-CREF Life Insurance Company:

The accompanying statutory-basis financial statements of TIAA-CREF Life Insurance Company, ("TIAA-CREF Life") are the responsibility of management. They have been prepared on the basis of statutory accounting practices, a comprehensive basis of accounting comprised of accounting practices prescribed or permitted by the New York State Insurance Department. The financial statements of TIAA-CREF Life have been presented fairly and objectively in accordance with such statutory accounting practices.

TIAA-CREF Life has established and maintains a strong system of internal controls and disclosure controls designed to provide reasonable assurance that assets are properly safeguarded and transactions are properly executed in accordance with management's authorization, and to carry out the ongoing responsibilities of management for reliable financial statements. In addition, TIAA-CREF Life's internal audit personnel provide a continuing review of the internal controls and operations of TIAA-CREF Life, and the internal auditor regularly reports to the Audit Committee of the TIAA-CREF Life Board of Directors.

The independent auditing firm of Ernst & Young LLP has audited the accompanying statutory-basis financial statements of TIAA-CREF Life. To maintain auditor independence and avoid even the appearance of conflict of interest, it continues to be TIAA-CREF Life's policy that any management advisory or consulting services be obtained from a firm other than the external financial audit firm. For the periods covered by these financial statements, TIAA-CREF Life did not engage Ernst & Young LLP for any management advisory or consulting services. The independent auditors' report expresses an independent opinion on the fairness of presentation of these statutory-basis financial statements.

The Audit Committee of the TIAA-CREF Life Board of Directors meets regularly with management, representatives of Ernst & Young LLP and internal auditing personnel to review matters relating to financial reporting, internal controls and auditing. In addition to the annual audit of the TIAA-CREF Life financial statements, the New York State Insurance Department and other state insurance departments regularly examine the financial statements of TIAA-CREF Life as part of their periodic corporate examinations.

                                                 /s/ Bertram L. Scott
                                       -----------------------------------------
                                                Chairman, President and
                                                Chief Executive Officer

                                                /s/ Glenn A. MacFarlane
                                       -----------------------------------------
                                                  Vice President and
                                                Chief Financial Officer

           Variable Universal Life  --  STATEMENT OF ADDITIONAL INFORMATION

TIAACREF LOGO
                         REPORT OF THE AUDIT COMMITTEE

To the Policyholders of
  TIAA-CREF Life Insurance Company:

The Audit Committee oversees the financial reporting process of TIAA-CREF Life Insurance Company, ("TIAA-CREF Life") on behalf of the Company's Board of Directors. The Audit Committee is a standing committee of the Board and operates in accordance with a formal written charter (copies are available upon request) which describes the Audit Committee's responsibilities.

Management has the primary responsibility for TIAA-CREF Life's financial statements, development and maintenance of a strong system of internal controls, and compliance with applicable laws and regulations. In fulfilling its oversight responsibilities, the Committee reviewed and approved the audit plans of the internal auditing group and the independent auditing firm in connection with their respective audits. The Committee also meets regularly with the internal and independent auditors to discuss the results of their examinations, their evaluation of internal controls, and the overall quality of financial reporting. The Committee has direct responsibility for the appointment, compensation and oversight of the independent auditing firm. As required by its charter, the Committee will evaluate rotation of the external financial audit firm whenever circumstances warrant, but in no event will the evaluation be later than between their fifth and tenth years of service.

The Committee reviewed and discussed the accompanying audited financial statements with management, including a discussion of the quality and appropriateness of the accounting principles and financial reporting practices followed, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Committee has also discussed the audited financial statements with Ernst & Young LLP, the independent auditing firm responsible for expressing an opinion on the conformity of these audited financial statements with statutory accounting principles.

The discussion with Ernst & Young LLP focused on their judgments concerning the quality and appropriateness of the accounting principles and financial reporting practices followed by TIAA-CREF Life, the clarity of the financial statements and related disclosures, and other significant matters, such as any significant changes in accounting policies, management judgments and estimates, and the nature of any uncertainties or unusual transactions. In addition, the Committee discussed with Ernst & Young LLP the auditors' independence from management, and TIAA-CREF Life has received a written disclosure regarding such independence, as required by the Independence Standards Board.

Based on the review and discussions referred to above, the Committee has approved the release of the accompanying audited financial statements for publication and filing with appropriate regulatory authorities.

Martin L. Leibowitz, Audit Committee Chair
Richard L. Gibbs, Audit Committee Member
Charles H. Stamm, Audit Committee Member
Mary Ann Werner, Audit Committee Member
James A. Wolf, Audit Committee Member

B- 20  STATEMENT OF ADDITIONAL INFORMATION TIAA Variable Universal Life

  [ERNST & YOUNG LOGO]                                  ERNST & YOUNG LLP             Phone: (212) 773-3000
                                                          5 Times Square                   www.ey.com
                                                        New York, NY 10036

--------------------------------------------------------------------------------

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors of
  TIAA-CREF Life Insurance Company:

We have audited the accompanying statutory-basis balance sheets of TIAA-CREF Life Insurance Company, ("TIAA-CREF Life") as of December 31, 2002 and 2001, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for the three years ended December 31, 2002. These financial statements are the responsibility of TIAA-CREF Life's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the financial statements, TIAA-CREF Life presents its financial statements in conformity with accounting practices prescribed or permitted by the New York State Insurance Department, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States are described in Note 2. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of TIAA-CREF Life at December 31, 2002 and 2001, or the results of its operations or its cash flows for the three years ended December 31, 2002.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of TIAA-CREF Life at December 31, 2002 and 2001, and the results of its operations and its cash flows for each of the three years ended December 31, 2002 in conformity with accounting practices prescribed or permitted by the New York State Insurance Department.

As discussed in Note 2 to the financial statements, in 2001, TIAA-CREF Life changed various accounting policies to be in accordance with the revised National Association of Insurance Commissioners' Accounting Practices and Procedures Manual, as adopted by the New York State Insurance Department. Also, as discussed in Note 2 to the Financial Statements, in 2002 TIAA-CREF Life began to admit deferred federal income tax assets in accordance with Statement of Statutory Accounting Principles Number 10.

                                                    /s/ ERNST & YOUNG LLP

April 23, 2003
                   A Member Practice of Ernst & Young Global

           Variable Universal Life  --  STATEMENT OF ADDITIONAL INFORMATION

TIAA-CREF LIFE INSURANCE COMPANY               STATUTORY -- BASIS BALANCE SHEETS

--------------------------------------------------------------------------------
                            (amounts in thousands)*

                                                                   DECEMBER 31,
                                                                 2002         2001
-------------------------------------------------------------------------------------
ASSETS
  Bonds                                                       $2,175,724   $  900,787
  Mortgages                                                       53,738       28,262
  Cash and short-term investments                                169,236       88,107
  Investment income due and accrued                               27,142       11,381
  Separate account assets                                        126,228      125,439
  Federal income tax recoverable                                      --        1,056
  Deferred federal income tax asset                                  994           --
  Other assets                                                    21,751        7,410
-------------------------------------------------------------------------------------
    TOTAL ASSETS                                              $2,574,813   $1,162,442
-------------------------------------------------------------------------------------
LIABILITIES, CAPITAL AND SURPLUS
  Policy and contract reserves                                $2,039,818   $  730,972
  Asset valuation reserve                                            399          472
  Interest maintenance reserve                                     1,942        2,230
  Separate account liabilities                                   125,635      125,059
  Other liabilities                                              144,787       32,101
-------------------------------------------------------------------------------------
    TOTAL LIABILITIES                                          2,312,581      890,834
-------------------------------------------------------------------------------------
  Capital (2,500 shares of $1,000 par value common stock
    issued and outstanding)                                        2,500        2,500
  Additional paid-in capital                                     277,500      267,500
  Surplus                                                        (17,768)       1,608
-------------------------------------------------------------------------------------
TOTAL CAPITAL AND SURPLUS                                        262,232      271,608
-------------------------------------------------------------------------------------
TOTAL LIABILITIES, CAPITAL AND SURPLUS                        $2,574,813   $1,162,442
-------------------------------------------------------------------------------------

* Except numbers of shares and par value amount

See notes to statutory -- basis financial statements.

B- 22  STATEMENT OF ADDITIONAL INFORMATION TIAA Variable Universal Life

TIAA-CREF LIFE INSURANCE COMPANY     STATUTORY -- BASIS STATEMENTS OF OPERATIONS

--------------------------------------------------------------------------------
                             (amounts in thousands)

                                                                    FOR THE YEARS ENDED
                                                                        DECEMBER 31,
                                                                 2002        2001       2000
----------------------------------------------------------------------------------------------
INCOME
  Insurance and annuity premiums, and other considerations    $  946,537   $300,871   $333,702
  Net investment income                                           90,502     47,132     25,338
----------------------------------------------------------------------------------------------
    TOTAL INCOME                                              $1,037,039   $348,003   $359,040
==============================================================================================
EXPENSES
  Policy and contract benefits                                $   59,549   $ 15,069   $  7,226
  Increase in policy and contract reserves                       884,897    261,307    245,102
  Operating expenses                                              48,785     35,936     17,901
  Transfers to separate accounts, net                             35,520     42,827     89,323
  Other, net                                                      16,541      6,417       (197)
----------------------------------------------------------------------------------------------
    TOTAL EXPENSES                                            $1,045,292   $361,556   $359,355
==============================================================================================
(Loss) before federal income tax                                  (8,253)   (13,553)      (315)
Federal income tax (benefit)/expense                               1,789     (1,852)     1,542
Net realized capital (losses) less capital gains taxes,
  after transfers to Interest Maintenance Reserve                 (9,996)    (3,709)        --
----------------------------------------------------------------------------------------------
    NET (LOSS)                                                $  (20,038)  $(15,410)  $ (1,857)
==============================================================================================

See notes to statutory -- basis financial statements.

         TIAA Variable Universal Life STATEMENT OF ADDITIONAL INFORMATION  B- 23

TIAA-CREF LIFE INSURANCE COMPANY        STATUTORY -- BASIS STATEMENTS OF CHANGES

                                                          IN CAPITAL AND SURPLUS
--------------------------------------------------------------------------------
                             (amounts in thousands)

                                                                      FOR THE THREE YEARS ENDED
                                                                          DECEMBER 31, 2002
                                                                        ADDITIONAL
                                                              CAPITAL    PAID-IN
                                                               STOCK     CAPITAL     SURPLUS     TOTAL
--------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1999                                    $2,500     $242,500    $18,375    $263,375
  Net loss                                                        --           --     (1,857)     (1,857)
  Transfer to the Asset Valuation Reserve                         --           --       (701)       (701)
  Decrease in value of seed money in separate account             --           --        (75)        (75)
  Increase in non-admitted assets                                 --           --       (220)       (220)
--------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2000                                     2,500      242,500     15,522     260,522
--------------------------------------------------------------------------------------------------------
  Net loss                                                        --           --    (15,410)    (15,410)
  Transfer from the Asset Valuation Reserve                       --           --      1,291       1,291
  Capital contribution                                            --       25,000         --      25,000
  Decrease in value of seed money in separate account             --           --        (73)        (73)
  Decrease in non-admitted assets                                 --           --        220         220
  Change in reserve on account of change in valuation basis       --           --         58          58
--------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2001                                     2,500      267,500      1,608     271,608
--------------------------------------------------------------------------------------------------------
  Net loss                                                        --           --    (20,038)    (20,038)
  Net unrealized capital (loss) on investment                     --           --       (299)       (299)
  Transfer from the Asset Valuation Reserve                       --           --         72          72
  Capital contribution                                            --       10,000                 10,000
  Decrease in value of seed money in separate account             --           --        (87)        (87)
  Cumulative effect of changes in accounting principles           --           --     12,339      12,339
  Increase in non-admitted assets                                 --           --    (11,363)    (11,363)
--------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2002                                    $2,500     $277,500    $(17,768)  $262,232
========================================================================================================

See notes to statutory -- basis financial statements.

B- 24  STATEMENT OF ADDITIONAL INFORMATION TIAA Variable Universal Life

TIAA-CREF LIFE INSURANCE COMPANY     STATUTORY -- BASIS STATEMENTS OF CASH FLOWS

--------------------------------------------------------------------------------
                             (amounts in thousands)

                                                                   FOR THE YEARS ENDED DECEMBER 31,
                                                                    2002          2001         2000
-----------------------------------------------------------------------------------------------------
CASH PROVIDED
By operating activities:
  Insurance and annuity premiums, and other considerations       $  943,601     $298,777     $333,203
    Investment income, net                                           86,657       42,080       19,986
-----------------------------------------------------------------------------------------------------
    TOTAL RECEIPTS                                                1,030,258      340,857      353,189
  Policy and contract benefits                                       59,378       14,665        7,112
  Operating expenses                                                 43,754       32,260        8,032
  Federal income tax expense (benefit)                                  204       (3,065)       3,375
  Transfers to separate accounts, net                                35,390       42,575       89,383
  Other, net                                                       (102,772)      (5,229)      (3,115)
-----------------------------------------------------------------------------------------------------
    TOTAL DISBURSEMENTS                                              35,954       81,206      104,787
-----------------------------------------------------------------------------------------------------
    CASH PROVIDED BY OPERATING ACTIVITIES                           994,304      259,651      248,402
-----------------------------------------------------------------------------------------------------
  By financing and miscellaneous activities:
    Additional paid-in capital                                       10,000       25,000           --
    Net deposits on deposit-type contracts                          401,360      177,334           --
    CASH PROVIDED BY FINANCING & MISCELLANEOUS ACTIVITIES           411,360      202,334           --
-----------------------------------------------------------------------------------------------------
  By investing activities:
    Sales and redemptions of bonds                                  211,240      122,525       16,340
    Repayment of mortgage principal                                     524          444          413
    Other, net                                                        1,039            3           --
-----------------------------------------------------------------------------------------------------
    CASH PROVIDED BY INVESTING ACTIVITIES                           212,803      122,972       16,753
-----------------------------------------------------------------------------------------------------
    TOTAL CASH PROVIDED                                           1,618,467      584,957      265,155
-----------------------------------------------------------------------------------------------------
DISBURSEMENTS FOR NEW INVESTMENTS
  Investments acquired:
    Bonds                                                         1,510,281      552,757      236,390
    Mortgages                                                        26,000           --           --
    Other, net                                                        1,057           --           --
-----------------------------------------------------------------------------------------------------
    TOTAL DISBURSEMENTS FOR NEW INVESTMENTS                       1,537,338      552,757      236,390
-----------------------------------------------------------------------------------------------------
    INCREASE IN CASH AND SHORT-TERM INVESTMENTS                      81,129       32,200       28,765
    CASH AND SHORT-TERM INVESTMENTS AT BEGINNING OF YEAR             88,107       55,907       27,142
-----------------------------------------------------------------------------------------------------
    CASH AND SHORT-TERM INVESTMENTS AT END OF YEAR               $  169,236     $ 88,107     $ 55,907
=====================================================================================================

See notes to statutory -- basis financial statements.

         TIAA Variable Universal Life STATEMENT OF ADDITIONAL INFORMATION  B- 25

TIAA-CREF LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO STATUTORY -- BASIS FINANCIAL STATEMENTS (AMOUNTS IN
THOUSANDS)  DECEMBER 31, 2002

NOTE 1. ORGANIZATION AND OPERATIONS

TIAA-CREF Life Insurance Company commenced operations as a legal reserve life insurance company under the insurance laws of the State of New York on December 18, 1996, under its former name, TIAA Life Insurance Company and changed its name to TIAA-CREF Life Insurance Company, ("TIAA-CREF Life"), on May 1, 1998. TIAA-CREF Life is a wholly-owned subsidiary of TIAA-CREF Enterprises, Inc., ("Enterprises"), which is a wholly-owned subsidiary of Teachers Insurance and Annuity Association of America, ("TIAA"), a legal reserve life insurance company established under the insurance laws of the State of New York in 1918. As of December 31, 2002, TIAA-CREF Life was licensed in 50 jurisdictions.

TIAA-CREF Life issues non-qualified annuity contracts with fixed and variable components, fixed and variable universal life contracts, individual long-term care insurance contracts, funding agreements, term insurance and single premium immediate annuities.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

CHANGES IN ACCOUNTING PRINCIPLES: TIAA-CREF Life's statutory-basis financial statements have been prepared on the basis of statutory accounting practices prescribed or permitted by the New York State Insurance Department, ("Department"); a comprehensive basis of accounting that differs from accounting principles generally accepted in the United States, ("GAAP"). (Refer to the section titled "Accounting Principles Generally Accepted in the United States" within this note.) Accounting changes adopted to conform to the provisions of the National Association of Insurance Commissioners' ("NAIC"), Accounting Practices and Procedures Manual, ("NAIC SAP"), are reported as changes in accounting principles. The cumulative effect of changes in accounting principles to conform to NAIC SAP as adopted by the Department in 2001 was $0 since TIAA-CREF Life did not have assets, liabilities or transactions affected by the cumulative changes in accounting principles.

On July 2, 2002, the New York State Legislature passed a bill allowing New York domiciled insurance companies to admit deferred federal income tax, ("DFIT") assets for purposes of their statutory financial statements for years ending on or after December 31, 2002 in accordance with Statement of Statutory Accounting Principles No. 10, Income Taxes. The bill was signed by the Governor of the State of New York on September 24, 2002. Consequently, TIAA-CREF Life admitted a DFIT asset in the amount of approximately $994, which increased surplus at December 31, 2002 by the same amount.

RECONCILIATIONS OF NET INCOME AND SURPLUS: Reconciliations of TIAA-CREF Life's net income and capital and surplus between NAIC SAP and accounting practices prescribed or permitted by the Department are shown on the following page:

                                                                2002       2001
                                                              --------   --------
Net (Loss), New York Basis..................................  $(20,038)  $(15,410)
New York Prescribed or Permitted Practices:
  Additional Reserves for:
     Term Conversions.......................................       149         --
                                                              --------   --------
Net (Loss), NAIC SAP........................................  $(19,889)  $(15,410)
                                                              ========   ========
Statutory Capital and Surplus, New York Basis...............   262,232    271,608
New York Prescribed or Permitted Practices:
  Additional Reserves for:
     Term Conversions.......................................       149         --
     Deferred Tax Asset.....................................        --        355
                                                              --------   --------
Statutory Capital and Surplus, NAIC SAP.....................  $262,381   $271,963
                                                              ========   ========

ACCOUNTING POLICIES: The preparation of TIAA-CREF Life's financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue and expenses. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by TIAA-CREF Life:

INVESTMENTS: Investment transactions are accounted for as of the date the investments are purchased or sold (trade date). Realized capital gains and losses on investment transactions are accounted for under the specific identification method. A

B- 26  STATEMENT OF ADDITIONAL INFORMATION TIAA Variable Universal Life

TIAA-CREF LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO STATUTORY -- BASIS FINANCIAL STATEMENTS (AMOUNTS IN
THOUSANDS)  DECEMBER 31, 2002 -- (Continued)

realized loss is recorded when an impairment is considered to be other than temporary. An impairment in an investment is considered to have occurred if an event or change in circumstance indicates that the carrying value of the asset may not be recoverable. When an impairment has been determined to have occurred, the investment is valued at fair value. Management considers all available evidence to evaluate the fair value of its investments. Unless evidence exists to support the assertion that a decline in fair value below carrying value is temporary, a writedown is accounted for as a realized loss.

VALUATION OF INVESTMENTS:

BONDS AND SHORT-TERM INVESTMENTS: Bonds and short-term investments (debt securities with maturities of one year or less at the time of acquisition) not in default are generally stated at amortized cost (net of any other than temporary impairments) and all other bonds and short-term investments at the lower of amortized cost (net of any other than temporary impairments) or market value.

LOAN-BACKED BONDS AND STRUCTURED SECURITIES: Loan-backed bonds and structured securities not in default are stated at amortized cost (net of any other than temporary impairments). The retrospective adjustment method is used to value all loan-backed and structured securities except for interest only securities or securities that have recognized losses, which are valued using the prospective method. Estimated future cash flows and expected payment periods are used in calculating amortization for loan-backed and structured securities. Loan-backed and structured securities in default are valued at the lower of amortized cost (net of any other than temporary impairments) or undiscounted estimated future cash flows.

MORTGAGES: Mortgages are stated at amortized cost (net of any other than temporary impairments) except that purchase money mortgages are stated at the lower of amortized cost (net of any other than temporary impairments) or ninety percent of appraised value.

DERIVATIVE INSTRUMENTS: TIAA-CREF Life has filed a Derivatives Use Plan with the Department. This plan details TIAA-CREF Life's derivative policy objectives, strategies and controls and any restrictions placed on various derivative types. The plan also specifies the procedures and systems that TIAA-CREF Life has established to evaluate, monitor and report on the derivative portfolio in terms of valuation, effectiveness and counterparty credit quality. TIAA-CREF Life uses derivative instruments for hedging purposes. TIAA-CREF Life enters into derivatives directly with counterparties of high credit quality (i.e., rated AA or better at the date of a transaction) and monitors counterparty credit quality on an ongoing basis. TIAA-CREF Life's counterparty credit risk is limited to the net positive fair value of its derivative positions, unless otherwise described below.

    FOREIGN CURRENCY SWAP CONTRACTS: TIAA-CREF Life enters into foreign currency swap contracts to exchange fixed and variable amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) to hedge against currency risks on investments denominated in foreign currencies. Changes in the value of the contracts related to foreign currency exchange rates are recognized at the end of the period as unrealized gains or losses. Foreign currency swap contracts incorporate a series of swap transactions that result in the exchange of TIAA-CREF Life's fixed and variable foreign currency cash flows into fixed amounts of U.S. dollar cash flows.

    INTEREST RATE SWAP CONTRACTS: TIAA-CREF Life enters into interest rate swap contracts to hedge against the effect of interest rate fluctuations on certain variable interest rate bonds. These contracts allow TIAA-CREF Life to lock in a fixed interest rate and to transfer the risk of higher or lower interest rates. TIAA-CREF Life also enters into interest rate swap contracts to exchange the cash flows on certain fixed interest rate bonds into variable interest rate cash flows in connection with certain interest sensitive products. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. Net payments received and net payments made under interest rate swap contracts are reflected in net investment income.

    SWAP OPTIONS: TIAA-CREF Life writes or (sells) swap options on selected bonds as an income generation tool. The income generated by the sale of swap options is used to purchase interest rate cap contracts (see below). Swap options give the holder the right, but not the obligation, to enter into an interest rate swap contract with TIAA-CREF Life where TIAA-CREF Life would pay a fixed interest rate and would receive a variable interest rate on a specified notional amount. When a swap option is written, the premium received is recorded as a liability. Because the swap options written by TIAA-CREF Life expire within one year of their inception date, the premium is recognized as investment income at the earlier of the exercise date or the expiration of the swap option. TIAA-CREF Life has no counterparty credit risk associated with swap options written unless the option is exercised and an interest rate swap contract is subsequently formed.

           Variable Universal Life  --  STATEMENT OF ADDITIONAL INFORMATION

TIAA-CREF LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO STATUTORY -- BASIS FINANCIAL STATEMENTS (AMOUNTS IN
THOUSANDS)  DECEMBER 31, 2002 -- (Continued)

INTEREST RATE CAP CONTRACTS: TIAA-CREF Life purchases interest rate cap contracts to hedge against the risk of a rising interest rate environment as part of TIAA-CREF Life's asset and liability management program for certain interest sensitive products. Under the terms of the interest rate cap contracts, the selling entity makes payments to TIAA-CREF Life on a specified notional amount if an agreed-upon index exceeds a predetermined strike rate. Interest rate cap contracts are carried at fair market value.

NON-ADMITTED ASSETS: Certain investment balances and corresponding investment income due and accrued are designated as non-admitted assets by the Department, based on delinquencies, defaults, and other statutory criteria, and cannot be included in life insurance company balance sheets filed with the Department. There were no investment-related non-admitted assets at December 31, 2002. Income on bonds in default is not accrued and therefore, is not included in the non-admitted totals. Certain non-investment assets, such as, deferred federal income tax assets, furniture and fixtures and various receivables are also designated non-admitted assets. Such non-admitted assets approximated $11,400 at December 31, 2002 and non-admitted deferred federal income tax assets comprised $11,300 of this amount. Changes in such non-admitted assets are charged or credited directly to surplus.

POLICY AND CONTRACT RESERVES: Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves established utilize assumptions for interest (at rates ranging from 2.25% to 6.8% and averaging approximately 5.5%), mortality and other risks insured. Such reserves establish a sufficient provision for all contractual benefits guaranteed under policy and contract provisions.

ASSET VALUATION RESERVE: The Asset Valuation Reserve, ("AVR"), which covers all invested asset classes, is an explicit liability reserve required by the NAIC and is intended to provide for potential future credit and equity losses. Reserve components of the AVR are maintained for bonds, mortgages and derivatives. Realized and unrealized credit and equity capital gains and losses, net of capital gains taxes, are credited to or charged against the related components of the AVR. Formula calculations determine the required contribution amounts for each component, and insurance companies may also make voluntary contributions to any component; however, the resulting ending balance cannot exceed the computed maximum reserve for that component. Any computed excess amounts are eliminated through transfers to other components or adjustments down to the maximum reserve amounts. Contributions and adjustments to the AVR are reported as transfers to or from surplus.

INTEREST MAINTENANCE RESERVE: The Interest Maintenance Reserve, ("IMR"), is a liability reserve required by the NAIC, which accumulates realized capital gains and losses resulting from interest rate fluctuations. Such capital gains and losses are amortized out of the IMR, under the grouped method of amortization, as an adjustment to net investment income over the remaining lives of the assets sold. The IMR balance totaled approximately $1,900 and $2,200 at December 31, 2002 and 2001, respectively.

PREMIUMS AND DEPOSITS: Life and accident and health premiums are recognized as revenue when due. Premiums for annuity policies with mortality risk are also recognized as revenue when due. Subsequent to January 1, 2001, amounts received for annuity policies and funding agreements without mortality risk are recorded using deposit accounting. Prior to January 1, 2001, amounts received for annuity policies and funding agreements without mortality risk were recognized as premium revenue when due and as expenses in the increase in policy and contract reserves.

REINSURANCE: Commissions on business ceded are reported as income. These commissions were approximately $4,500, $650 and $0 for the years ended December 31, 2002, 2001 and 2000, respectively.

ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES: The Financial Accounting Standards Board, ("FASB"), requires that financial statements that are intended to be in conformity with U.S. GAAP should follow all applicable authoritative accounting pronouncements. As a result, TIAA-CREF Life cannot refer to financial statements prepared in accordance with statutory accounting practices as having been prepared in accordance with U.S. GAAP. The differences between accounting principles generally accepted in the United States and statutory accounting practices would have a material effect on TIAA-CREF Life's financial statements, and the primary differences can be summarized, as follows.

B- 28  STATEMENT OF ADDITIONAL INFORMATION TIAA Variable Universal Life

TIAA-CREF LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO STATUTORY -- BASIS FINANCIAL STATEMENTS (AMOUNTS IN
THOUSANDS)  DECEMBER 31, 2002 -- (Continued)

Under U.S. GAAP:

     - The formula AVR is eliminated as a liability reserve;

     - The IMR is eliminated and realized gains and losses resulting from interest rate fluctuations are reported as a component of net income rather than being accumulated in and subsequently amortized out of the IMR;

     - The "non-admitted" asset designation is not utilized;

     - Policy acquisition costs are deferred and amortized over the lives of the policies issued rather than being charged to operations as incurred;

     - Policy and contract reserves are based on estimates of expected mortality, morbidity, persistency and interest rather than being based on statutory mortality, morbidity and interest requirements;

     - Commissions on business ceded are deferred and amortized with policy acquisition costs;

     - Long-term bond investments considered to be "available for sale" are carried at fair value rather than at amortized cost;

     - Under U.S. GAAP, state taxes are included in the computation of deferred taxes, a deferred tax asset is recorded for the amount of gross deferred tax asset expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable, rather than being limited by quantitative limitations under NAIC SAP;

     - Derivatives are generally valued at fair value rather than being accounted for in a manner consistent with the hedged item.

Management believes that the effects of these differences would increase TIAA-CREF Life's total capital and surplus if U.S. GAAP were implemented.

RECLASSIFICATIONS: Certain amounts in the 2001 and 2000 financial statements have been reclassified to conform with the 2002 presentation.

NOTE 3. INVESTMENTS

SECURITIES INVESTMENTS: At December 31, 2002 and 2001, the carrying values (balance sheet amounts) and estimated market values of long-term bond investments, and the gross unrealized gains and losses with respect to such market values, are shown on the following page:

                                                                   GROSS        GROSS
                                                     CARRYING    UNREALIZED   UNREALIZED    ESTIMATED
                                                      VALUE        GAINS        LOSSES     MARKET VALUE
                                                    ----------   ----------   ----------   ------------
DECEMBER 31, 2002
  U.S. Government                                   $   12,269    $ 1,844      $     --     $   14,113
  All Other Governments                                  5,486        182            --          5,668
  States, Territories & Possessions                      7,300      1,023            --          8,323
  Special Rev. & Special Assessment,
     Non-guaranteed Agencies & Govt                     68,109      4,643            --         72,752
  Public Utilities                                     123,869      3,068          (892)       126,045
  Industrial & Miscellaneous                         1,958,691     69,479       (17,276)     2,010,894
                                                    ----------    -------      --------     ----------
     TOTAL                                          $2,175,724    $80,239      $(18,168)    $2,237,795
                                                    ==========    =======      ========     ==========

           Variable Universal Life  --  STATEMENT OF ADDITIONAL INFORMATION

TIAA-CREF LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO STATUTORY -- BASIS FINANCIAL STATEMENTS (AMOUNTS IN
THOUSANDS)  DECEMBER 31, 2002 -- (Continued)

                                                                   GROSS        GROSS
                                                      CARRYING   UNREALIZED   UNREALIZED    ESTIMATED
                                                       VALUE       GAINS        LOSSES     MARKET VALUE
                                                      --------   ----------   ----------   ------------
DECEMBER 31, 2001
  U.S. Government                                     $ 12,053    $   464      $     --      $ 12,517
  States, Territories & Possessions                      8,000         58            (3)        8,055
  Special Rev. & Special Assessment, Non-guaranteed
     Agencies & Govt                                    14,040        800            --        14,840
  Public Utilities                                      31,443        994            (3)       32,434
  Industrial & Miscellaneous                           835,251     15,872       (14,991)      836,132
                                                      --------    -------      --------      --------
     TOTAL                                            $900,787    $18,188      $(14,997)     $903,978
                                                      ========    =======      ========      ========

At December 31, 2002 and 2001, approximately 96.3% and 97.6%, respectively, of the long-term bond portfolio was comprised of investment grade securities. At December 31, 2002, TIAA-CREF Life's $15,400 in outstanding forward commitments for long-term bond investments are scheduled for disbursement in 2003.

Debt securities amounting to approximately $8,500 and $8,200 for December 31, 2002 and 2001, respectively, were on deposit with governmental authorities or trustees, as required by law.

The carrying values of long-term bond investments at December 31, 2002, by contractual maturity, are shown below:

                                                               CARRYING     ESTIMATED
                                                                VALUE      MARKET VALUE
                                                              ----------   ------------
Due in one year or less                                       $   47,370    $   47,989
Due after one year through five years                          1,075,889     1,110,617
Due after five years through ten years                           240,987       250,938
Due after ten years                                              160,268       168,591
                                                              ----------    ----------
     SUBTOTAL                                                  1,524,514     1,578,135
Mortgage-backed securities                                        64,787        67,294
Asset-backed securities                                          292,268       291,898
Commercial mortgage-backed securities                            294,155       300,468
                                                              ----------    ----------
     TOTAL                                                    $2,175,724    $2,237,795
                                                              ==========    ==========

Bonds, which are not due at a single maturity date, have been included in the preceding table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to prepay obligations, although prepayment premiums may be applicable.

Long-term bond investments in or near default included in the preceding table totaled approximately $1,200 and are included in the due after one year through five years category.

     STATEMENT OF ADDITIONAL INFORMATION  --  Variable Universal Life

TIAA-CREF LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO STATUTORY -- BASIS FINANCIAL STATEMENTS (AMOUNTS IN
THOUSANDS)  DECEMBER 31, 2002 -- (Continued)

At December 31, 2002 and 2001, the carrying values of long-term bond investments were diversified by industry classification as follows:

                                                              2002    2001
                                                              -----   -----
Finance and financial services                                 15.5%   10.8%
Manufacturing                                                  15.3    20.7
Commercial mortgage-backed securities                          13.5    11.9
Asset-backed securities                                        13.4    13.9
Public utilities                                               10.0     7.6
Communication                                                   7.3     9.0
Retail and wholesale trade                                      4.9     4.7
Transportation                                                  4.6     5.7
Oil and gas                                                     4.4     2.3
Services                                                        4.4     5.1
Mortgage-backed securities                                      3.0     2.8
REIT                                                            0.7     0.0
Other                                                           3.0     5.5
                                                              -----   -----
TOTAL                                                         100.0%  100.0%
                                                              =====   =====

At December 31, 2002 and 2001, TIAA-CREF Life had an interest rate swap contract outstanding with a total notional value of $10,000 for both years.

At December 31, 2002, TIAA-CREF Life had foreign currency swap contracts outstanding with a total notional value of approximately $10,100. The net change in unrealized gains on foreign currency swap contracts outstanding were approximately $300 for the year ended December 31, 2002.

At December 31, 2002, TIAA-CREF Life had swap options outstanding with a total notional value of approximately $190,000 and the unamortized value of the premiums received was approximately $1,100. The interest rate swap contracts created from the exercise of the swap options are reflected in the aggregate totals for the interest rate swap contracts disclosed in the related paragraph above.

At December 31, 2002, TIAA-CREF Life had interest rate cap contracts outstanding with a total notional value of approximately $67,800 and the unamortized value of the premiums paid was approximately $200.

MORTGAGE LOAN INVESTMENTS: TIAA-CREF Life makes mortgage loans that are principally collateralized by commercial real estate. TIAA-CREF Life's mortgage underwriting standards generally result in first mortgage liens on completed income-producing properties for which the loan-to-value ratio at the time of closing generally ranges between 65% and 80%. TIAA-CREF Life employs a system to monitor the effects of current and expected market conditions and other factors on the collectibility of mortgage loans. This system is utilized to identify and quantify any impairments in value. The coupon rates for mortgage loans issued during 2002 ranged from 6.0% to 6.5%.

At December 31, 2002 and 2001, the carrying values of mortgage loan investments were diversified by property type and geographic region, as follows:

                                                              2002    2001
                                                              -----   -----
PROPERTY TYPE:
  Shopping centers                                             53.6%   67.8%
  Apartments                                                   27.9    32.2
  Office Building                                              18.5     0.0
                                                              -----   -----
     TOTAL                                                    100.0%  100.0%
                                                              =====   =====

         TIAA Variable Universal Life STATEMENT OF ADDITIONAL INFORMATION  B- 31

TIAA-CREF LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO STATUTORY -- BASIS FINANCIAL STATEMENTS (AMOUNTS IN
THOUSANDS)  DECEMBER 31, 2002 -- (Continued)

                                                              2002    2001
                                                              -----   -----
GEOGRAPHIC REGION:
  South Atlantic                                               35.0%   67.8%
  Mountain                                                     18.6     0.0
  Pacific                                                      18.5     0.0
  North Central                                                16.7    32.2
  South Central                                                11.2     0.0
                                                              -----   -----
     Total                                                    100.0%  100.0%
                                                              =====   =====

At December 31, 2002, the contractual maturity schedule of mortgage loans is shown below:

                                                               CARRYING VALUE
                                                               --------------
Due in one year or less                                           $   819
Due after one year through five years                               3,921
Due after five years through ten years                             43,959
Due after ten years                                                 5,039
                                                                  -------
     TOTAL                                                        $53,738
                                                                  =======

Actual maturities may differ from contractual maturities because borrowers may have the right to prepay mortgage loans, although prepayment premiums may be applicable.

The funding of mortgage loan commitments is generally contingent upon the underlying properties meeting specified requirements, including construction, leasing and occupancy. At December 31, 2002, TIAA-CREF Life had no outstanding forward commitments for future mortgage loan investments.

NOTE 4. INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES

NET INVESTMENT INCOME: For the years ended December 31, 2002, 2001 and 2000, the components of net investment income were as follows:

                                                               2002      2001      2000
                                                              -------   -------   -------
GROSS INVESTMENT INCOME
  Bonds                                                       $88,067   $43,820   $23,539
  Mortgages                                                     2,428     2,030     2,062
  Cash and short-term investments                               1,465     2,159     1,657
  Other long-term                                                 (35)       10      (870)
     TOTAL                                                    $91,925   $48,019   $26,388
Less investment expenses                                        2,185     1,392     1,014
                                                              -------   -------   -------
Net investment income before amortization of IMR gains         89,740    46,627    25,374
Amortization of IMR gains                                         762       505       (36)
                                                              -------   -------   -------
Net investment income                                         $90,502   $47,132   $25,338
                                                              =======   =======   =======

The net earned rates of investment income on total invested assets (computed as net investment income before amortization of net IMR gains divided by mean invested assets) were 5.34%, 6.04%, and 6.12% in 2002, 2001 and 2000, respectively.

B- 32  STATEMENT OF ADDITIONAL INFORMATION TIAA Variable Universal Life

TIAA-CREF LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO STATUTORY -- BASIS FINANCIAL STATEMENTS (AMOUNTS IN
THOUSANDS)  DECEMBER 31, 2002 -- (Continued)

REALIZED CAPITAL GAINS AND LOSSES: For the years ended December 31, 2002, 2001 and 2000, the net realized capital gains/(losses) on sales and redemptions of investments were as follows:

                                                               2002     2001    2000
                                                              -------   -----   -----
Bonds                                                         $(9,430)  $(630)  $(573)
Other long-term investments                                       (19)     --      --
Short-term investments                                             --       4      --
                                                              -------   -----   -----
Total realized gains/(losses) before capital gains tax         (9,449)   (626)   (573)
Capital gains tax (expense)/benefit                               (73)   (127)    201
                                                              -------   -----   -----
     TOTAL                                                    $(9,522)  $(753)  $(372)
                                                              =======   =====   =====

For the year ended December 31, 2002, writedowns of investments resulting from impairments that are considered to be other than temporary, reflected in the preceding table as realized capital losses, were approximately ($9,900). TIAA-CREF Life had no other than temporary writedown of investments at December 31, 2001 and 2000.

UNREALIZED CAPITAL GAINS AND LOSSES: For the year ended December 31, 2002, the net change in unrealized capital gains/(losses) on investments, resulting in a net increase/(decrease) in valuation of investments were approximately ($300). TIAA-CREF Life had no unrealized capital gains/(losses) on investments at December 31, 2001 and 2000.

NOTE 5. DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair value amounts of financial instruments presented in the following tables have been determined by TIAA-CREF Life using market information available as of December 31, 2002 and 2001 and appropriate valuation methodologies. However, considerable judgment is necessarily required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts TIAA-CREF Life could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

                                                             NOTIONAL    CARRYING    ESTIMATED
DECEMBER 31, 2002                                             VALUE       VALUE      FAIR VALUE
-----------------                                            --------   ----------   ----------
Assets
  Bonds                                                                 $2,175,724   $2,237,795
  Mortgages                                                                 53,738       59,718
  Cash and short-term investments                                          169,236      169,236
  Separate account seed money investments                                      593          593
Liabilities
  Personal Annuity Select -- Fixed Account                               1,285,936    1,285,936
  Funding Agreements                                                       705,951      705,951
Other Financial Instruments
  Interest rate swap contracts                               $ 10,000           --          132
  Swap Options                                                190,000       (1,058)      (6,526)
  Interest rate cap contracts                                  67,790          581          581
  Foreign Currency swap contracts                              10,080          305          550

         TIAA Variable Universal Life STATEMENT OF ADDITIONAL INFORMATION  B- 33

TIAA-CREF LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO STATUTORY -- BASIS FINANCIAL STATEMENTS (AMOUNTS IN
THOUSANDS)  DECEMBER 31, 2002 -- (Continued)

                                                              NOTIONAL   CARRYING   ESTIMATED
DECEMBER 31, 2001                                              VALUE      VALUE     FAIR VALUE
-----------------                                             --------   --------   ----------
Assets
  Bonds                                                                  $900,787    $903,978
  Mortgages                                                                28,262      29,526
  Cash and short-term investments                                          88,107      88,107
  Separate account seed money investments                                     380         380
Liabilities
  Personal Annuity Select -- Fixed Account                                419,339     419,339
  Funding Agreements                                                      295,470     295,470
Other Financial Instruments
  Interest rate swap contracts                                $10,000          --          16

BONDS: The fair values for publicly traded long-term bond investments are determined using quoted market prices. For privately placed long-term bond investments without a readily ascertainable market value, such values are determined with the assistance of an independent pricing service utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and assigned credit ratings.

The aggregate carrying values and estimated fair values of publicly traded and privately placed bonds at December 31, 2002 and 2001 are as follows:

                                                           2002                     2001
                                                  -----------------------   ---------------------
                                                   CARRYING    ESTIMATED    CARRYING   ESTIMATED
                                                    VALUE      FAIR VALUE    VALUE     FAIR VALUE
                                                  ----------   ----------   --------   ----------
Publicly traded bonds                             $1,435,172   $1,480,030   $340,057    $338,279
Privately placed bonds                               740,552      757,765    560,730     565,699
                                                  ----------   ----------   --------    --------
     TOTAL                                        $2,175,724   $2,237,795   $900,787    $903,978
                                                  ==========   ==========   ========    ========

MORTGAGES: The fair values of mortgages are generally determined with the assistance of an independent pricing service utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and assigned credit ratings.

CASH AND SHORT-TERM INVESTMENTS AND SEPARATE ACCOUNT SEED MONEY INVESTMENT: The carrying values are reasonable estimates of their fair values.

PERSONAL ANNUITY SELECT -- FIXED ACCOUNT: The carrying values of the liabilities are reasonable estimates of their fair values.

FUNDING AGREEMENTS: The carrying values (account balance) of the liabilities are reasonable estimates of their fair values.

INTEREST RATE SWAP CONTRACTS: The fair values of interest rate swap contracts, which are used for hedging purposes, are the estimated net gains or losses that TIAA-CREF Life would record if the interest rate swaps were liquidated at year-end. The swap agreements have no carrying value. The fair values of interest rate swap contracts are estimated internally based on anticipated interest rates and estimated future cash flows, and such values are reviewed for reasonableness with estimates from TIAA-CREF Life's counterparties.

SWAP OPTIONS: The fair values of swap options, which are used for hedging purposes, are the estimated amounts that TIAA-CREF Life would receive/(pay) if the swap options were liquidated at year-end. The fair values of the swap options are estimated by external parties, including TIAA-CREF Life's counterparties, and such values are reviewed internally for reasonableness based on anticipated interest rates and estimated future cash flows.

INTEREST RATE CAP CONTRACTS: The fair values of interest rate cap contracts, which are used for hedging purposes, are the estimated amounts that TIAA-CREF Life would receive if the interest rate cap contracts were liquidated at year-end. The fair values of the interest rate cap contracts are estimated by external parties, including TIAA-CREF Life's counterparties, and such values are reviewed internally for reasonableness based on anticipated interest rates and estimated future cash flows.

FOREIGN CURRENCY SWAP CONTRACTS: The fair values of foreign currency swap contracts, which are used for hedging purposes, are the estimated net gains or losses that TIAA-CREF Life would record if the foreign currency swaps were liquidated at year-end.

B- 34  STATEMENT OF ADDITIONAL INFORMATION TIAA Variable Universal Life

TIAA-CREF LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO STATUTORY -- BASIS FINANCIAL STATEMENTS (AMOUNTS IN
THOUSANDS)  DECEMBER 31, 2002 -- (Continued)

The fair values of foreign currency swap contracts are estimated internally based on future cash flows and anticipated foreign exchange relationships, and such values are reviewed for reasonableness with values from TIAA-CREF Life's counterparties.

INSURANCE AND ANNUITY CONTRACTS: TIAA-CREF Life's insurance and annuity contracts, other than the Personal Annuity Select contract disclosed above, entail mortality risks and are, therefore, exempt from the fair value disclosure requirements related to financial instruments.

NOTE 6. SEPARATE ACCOUNT

TIAA-CREF Life Separate Account VA-1, ("VA-1"), is a unit investment trust with all of its assets invested in an underlying portfolio of mutual funds, TIAA-CREF Life Funds. Currently, TIAA-CREF Life Funds have eight investment portfolios:
Growth Fund, Growth and Income Fund, International Equity Fund, Stock Index Fund, Social Choice Equity Fund, Large-Cap Value Fund, Small-Cap Value Fund and Real Estate Securities Fund. The value of seed money invested by TIAA-CREF Life's general account in the unit investment trust at December 31, 2002 and 2001 was approximately $600 and $400, respectively. The account offers full or partial withdrawal at market value with no surrender charge.

TIAA-CREF Life provides mortality and expense guarantees to VA-1, for which it is compensated. TIAA-CREF Life guarantees that at death, the total death benefit payable from the fixed and variable accounts will be at least a return of total premiums paid less any previous withdrawals. TIAA-CREF Life also guarantees that expense charges to VA-1 participants will never rise above the maximum amount stipulated in the contract.

The TIAA-CREF Life Separate Account VLI-1, ("VLI-1"), is a unit investment trust and was organized May 23, 2001. It was established under New York Law for the purpose of issuing and funding flexible premium variable universal life insurance policies. All of VLI-1's assets are invested in an underlying portfolio of mutual funds, TIAA-CREF Life Funds. Currently VLI-1 invests in five investment accounts of the TIAA-CREF Life Funds: Growth Fund, Growth and Income Fund, International Equity Fund, Stock Index Fund and Social Choice Equity Fund.

TIAA-CREF Life provides mortality and expense guarantees to VLI-1, for which it is compensated. TIAA-CREF Life also guarantees that expense charges to VLI-1 participants will never rise above the maximum amount stipulated in the contract.

Other than the guarantees mentioned above, TIAA-CREF Life does not make any guarantees to policyholders on its separate accounts (including the investment performance of the separate accounts). The assets and liabilities of these accounts (which represent participant account values) are generally carried at market value.

NOTE 7. RELATED PARTY TRANSACTIONS

The majority of services for the operation of TIAA-CREF Life are provided, at cost, by TIAA pursuant to a Service Agreement. Expense reimbursement payments under the Service Agreement are made quarterly by TIAA-CREF Life to TIAA based on TIAA's costs for providing such services. TIAA-CREF Life also reimburses TIAA on a quarterly basis for certain investment management services, at cost, as per the terms of an Investment Management Agreement.

TIAA-CREF Life has a financial support agreement with TIAA. Under this agreement, TIAA will provide support so that TIAA-CREF Life will have the greater of capital and surplus of $250,000 or the amount of capital and surplus necessary to maintain TIAA-CREF Life's capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or such other amount as necessary to maintain TIAA-CREF Life's financial strength rating at least the same as TIAA's rating at all times. This agreement is not an evidence of indebtedness or an obligation or liability of TIAA and does not provide any creditor of TIAA-CREF Life with recourse to TIAA. TIAA made a $10,000 capital contribution to TIAA-CREF Life during 2002, which brings the total net paid-in-capital received from TIAA to $280,000.

TIAA-CREF Life maintains a $100,000 unsecured credit facility arrangement with TIAA, a portion of which is on a committed basis. As of December 31, 2002, $30,000 of this facility was maintained on a committed basis for which TIAA-CREF Life paid a commitment fee of 3 bps. In 2002, there were two drawdowns totaling $8,600 that were repaid by December 31, 2002.

TIAA-CREF Life provides all administrative services for VA-1 and VLI-1 in accordance with an Administrative Services Agreement with VA-1 And VLI-1. Teachers Personal Investor Services, a wholly-owned subsidiary of Enterprises distributes contracts for VA-1 and VLI-1.

         TIAA Variable Universal Life STATEMENT OF ADDITIONAL INFORMATION  B- 35

TIAA-CREF LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO STATUTORY -- BASIS FINANCIAL STATEMENTS (AMOUNTS IN
THOUSANDS)  DECEMBER 31, 2002 -- (Continued)

Services for funding agreements used to fund certain qualified state tuition programs for which TIAA-CREF Tuition Financing, Inc., ("TFI"), a wholly-owned subsidiary of Enterprises, is the program manager, are provided to TIAA-CREF Life by TFI pursuant to a Service Agreement between TIAA-CREF Life and TFI.

NOTE 8. FEDERAL INCOME TAXES

Beginning January 1, 1998, TIAA-CREF Life began filing a consolidated federal income tax return with its parent and its affiliates. The consolidated group has entered into a tax-sharing agreement that follows the current reimbursement method, whereby members of the group will generally be reimbursed for their losses on a pro-rata basis by other members of the group to the extent that they have taxable income, subject to the limitations imposed under the Internal Revenue Code, ("Code"). Amounts payable to or (due from) TIAA, included in Other Liabilities on the Statutory -- Basis Balance Sheet, for federal income taxes were $600 and ($1,000) at December 31, 2002 and 2001, respectively.

The components of TIAA-CREF Life's net deferred tax asset were as follows:

                                                               2002
                                                              -------
Gross deferred tax assets                                     $12,339
Gross deferred tax liabilities                                      0
Deferred tax assets non-admitted                               11,345
Change in non-admitted deferred tax assets                    $11,345

TIAA-CREF Life's gross deferred tax assets were primarily attributable to differences in required reserves and the capitalization of acquisition costs required by the Code.

TIAA-CREF Life has no deferred tax liabilities that have not been recognized.

The components of TIAA-CREF Life's income taxes incurred and the change in deferred tax assets and liabilities were, as follows:

                                                                 YEAR ENDING
                                                              DECEMBER 31, 2002
                                                              ------------------
Current tax/(benefit)                                               $1,789
Change in deferred tax assets                                          994
Change in deferred tax liabilities                                       0
                                                                    ------
Net change in deferred taxes                                        $  994

TIAA-CREF Life was subject to the domestic federal statutory rate of 35%. TIAA-CREF Life's effective federal tax rate for 2002 differs from tax at the statutory rate, as illustrated on the following page:

                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                          --------------------------------
                                                            2002        2001        2000
                                                          --------    ---------    -------
Net gain/(loss) from operations                           $(8,253)    $(13,553)    $ (315)
Statutory rate                                                 35%          35%        35%
                                                          -------     --------     ------
Tax at statutory rate                                      (2,889)      (4,744)      (111)
Deferred acquisition costs less amortization                5,378        1,706      1,276
Amortization of interest maintenance reserve                 (266)        (177)        13
Differences between tax & statutory reserves                  257        1,756        407
True-up of prior year's tax                                  (366)         (91)       (22)
Other adjustments                                            (325)        (302)       (21)
                                                          -------     --------     ------
Federal income tax expense/(benefit)                      $ 1,789     $ (1,852)    $1,542

TIAA-CREF Life reported a tax loss for 2001, for which it was fully reimbursed by TIAA due to taxes paid by TIAA-CREF Life in prior years. As of December 31, 2002, TIAA-CREF Life had no net operating loss carryforwards for tax purposes. It had capital loss carryforwards of $500 at December 31, 2002. These capital loss carryforwards will expire in 2006.

B- 36  STATEMENT OF ADDITIONAL INFORMATION TIAA Variable Universal Life

TIAA-CREF LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO STATUTORY -- BASIS FINANCIAL STATEMENTS (AMOUNTS IN
THOUSANDS)  DECEMBER 31, 2002 -- (Continued)

TIAA-CREF Life incurred federal taxes in the current or preceding years that are available for recoupment in the event of future net losses, as follows:

YEAR INCURRED                TAX INCURRED
-------------                ------------
    2000                        $1,265
    2002                        $2,155

NOTE 9. PENSION PLAN AND POSTRETIREMENT BENEFITS

TIAA-CREF Life has no employees. TIAA allocates employee benefit expenses to TIAA-CREF Life based on salaries attributable to TIAA-CREF Life. TIAA-CREF Life's net expense for the qualified defined contribution plan was approximately $2,700, $1,700, and $700 for 2002, 2001 and 2000, respectively, and for other postretirement benefit plans was $300, $200, and $100 for 2002, 2001 and 2000, respectively.

NOTE 10. POLICY AND CONTRACT RESERVES

At December 31, 2002 and 2001, TIAA-CREF Life's general account annuity reserves and deposit liabilities are summarized as follows:

                                                                 2002                   2001
                                                         --------------------    ------------------
                                                           AMOUNT     PERCENT     AMOUNT    PERCENT
                                                         ----------   -------    --------   -------
Subject to discretionary withdrawal:
  At book value without adjustment                       $1,991,887     98.7%    $716,152     99.5%
  At market value                                                --       --           --       --
Not subject to discretionary withdrawal                      25,883      1.3        3,549      0.5
                                                         ----------    -----     --------    -----
     TOTAL ANNUITY RESERVES AND DEPOSIT LIABILITIES       2,017,770    100.0%     719,701    100.0%
                                                                       =====                 =====
Reconciliation to total policy & contract reserves
  shown on the balance sheet:
  Reserves on other life policies & contracts                 7,395                 3,062
  Reserves on accident & health policies                     14,653                 8,209
                                                         ----------              --------
     TOTAL POLICY AND CONTRACT RESERVES                  $2,039,818              $730,972
                                                         ==========              ========

At December 31, 2001, additional long-term care insurance reserves in the amount of $5,000 were established in accordance with regulatory asset and reserve adequacy requirements. As of December 31, 2002, this $5,000 reserve was maintained.

NOTE 11. CONCENTRATION OF RISK

TIAA-CREF Life received approximately $80,993 in Funding Agreement deposits from the state of California under the Golden State Scholarshare College Savings Trust in 2002, which represented approximately 5.0% of TIAA-CREF Life's total cash provided from all sources in 2002. TIAA-CREF Life also received $189,272 from the state of New York under the New York College Choice program, which represented approximately 12% of TIAA-CREF Life's total cash provided from all sources in 2002.

TIAA-CREF Life received approximately $132,900 in Funding Agreement deposits from the state of California under the Golden State Scholarshare College Savings Trust in 2001 for its Guaranteed Option and the Governor's Scholarship program. This represented approximately 23% of TIAA-CREF Life's total cash provided from all sources in 2001.

NOTE 12. CONTINGENCIES

It is the opinion of management that any liabilities which might arise from litigation, state guaranty fund assessments, and other matters, over and above amounts already provided for in the financial statements, are not considered material in relation to TIAA-CREF Life's financial position or the results of its operations.

         TIAA Variable Universal Life STATEMENT OF ADDITIONAL INFORMATION  B- 37
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